             Janus Equity Funds

         1999 Semiannual Report

                       Janus Fund                                       Janus Mercury Fund
                       Janus Balanced Fund                              Janus Olympus Fund
                       Janus Enterprise Fund                            Janus Overseas Fund
                       Janus Equity Income Fund                         Janus Special Situations Fund
                       Janus Global Life Sciences Fund                  Janus Twenty Fund
                       Janus Global Technology Fund                     Janus Venture Fund
                       Janus Growth and Income Fund                     Janus Worldwide Fund

       [JANUS LOGO]

            Janus Equity Funds

                        Table of Contents

To Our Shareholders.....................   1
Portfolio Manager's Commentary and Schedule of Investments
     Janus Fund.........................   2
     Janus Balanced Fund................   6
     Janus Enterprise Fund..............  12
     Janus Equity Income Fund...........  15
     Janus Global Life Sciences Fund....  20
     Janus Global Technology Fund.......  23
     Janus Growth and Income Fund.......  27
     Janus Mercury Fund.................  32
     Janus Olympus Fund.................  36
     Janus Overseas Fund................  40
     Janus Special Situations Fund......  45
     Janus Twenty Fund..................  48
     Janus Venture Fund.................  52
     Janus Worldwide Fund...............  56
Statements of Operations................  61
Statements of Assets and Liabilities....  64
Statements of Changes in Net Assets.....  66
Financial Highlights....................  70
Notes to Schedules of Investments.......  77
Notes to Financial Statements...........  79
Explanation of Charts and Tables........  82
Year 2000 Discussion....................  84


                                                                    [JANUS LOGO]

To Our Shareholders

[Tom Bailey Photo]
Tom Bailey
chairman

Global economic growth continued at a slower pace throughout the first half of the fiscal year, impeded by lingering financial distress in emerging markets and Japan, and a slowdown in Europe. At the height of this turmoil, fears of a U.S. recession developed, prompting the Federal Reserve Board to intervene by cutting interest rates three times between September 29 and November 17. This injected liquidity back into the U.S. stock market, boosted investor sentiment and sparked a worldwide trend toward lower interest rates, which contributed to the stabilization of global equity markets.

Fueled by strong consumer confidence, the U.S. economy powered through recession fears. Even political instability within the federal government proved incapable of slowing its momentum. In this high-growth, low-interest-rate environment, the stock market thrived. However, a closer look reveals that the market's gains remained narrowly driven by only a handful of large-cap growth stocks. And although pockets of opportunity were evident among smaller companies, overall, they were again left behind.

Technology, one of the strongest growth areas in the economy, led this discriminating market. Investor enthusiasm for these stocks was fed by a significant increase in the popularity of the Internet, especially within the business world. Without question, the Internet is changing the way companies do business, offering them new distribution channels, increasing their productivity and, in many cases, helping them gain a competitive edge.

In addition to being the biggest gainers during the period, technology stocks, now nearly 20% of the overall market, were also the most volatile. Linked to concerns about Year 2000-related spending fluctuations, they experienced wide price swings that, at times, influenced the rest of the market.

Looking ahead, however, the three factors supporting U.S. stocks - interest rates, inflation and economic growth - appear favorable. And while we still haven't seen that "light at the end of the tunnel" in some emerging market economies, generally there has been improvement. Meanwhile, Asia seems to have bounced from the bottom, and Japan has embarked on an ambitious program of fiscal reforms to move its economy.

But at Janus, the micro view takes precedence over macro events and short-term market sentiment. We maintain our focus squarely on individual companies, using intensive research to examine them from every possible perspective. It's an ongoing process, and one I'm confident will continue to lead us to dominant market franchises, regardless of the economic environment.

As always, I'd like to thank you for placing your trust in Janus.

/s/ TOM BAILEY
Tom Bailey

                                         Janus Equity Funds / April 30, 1999   1

Janus Fund

     James Craig
     portfolio manager


Janus Fund enjoyed another period of solid performance. For the six months ended April 30, 1999, the Fund had a total return of 38.94%, beating the 22.31% return of the S&P 500 Index.(1) This placed it in the top quartile, ranking it 39th out of 254 capital appreciation funds tracked by Lipper, Inc., a leading mutual fund rating company, for the 12 months ended April 30, 1999.(2)

Following the volatility associated with last fall's credit crunch, stocks resumed their upward path during the period, fueled in part by three consecutive Federal Reserve rate cuts toward year-end. Despite the impressive performance of the S&P 500, however, most of the advance continued to be concentrated in a relatively small group of large-cap stocks. The name of the game, once again, was to identify the few stocks that were working, and we're pleased to report that the Fund owned a number of them.

Our focus remained on high-quality companies serving dynamic growth industries, including technology, cable, and certain niches in a variety of other areas. For example, Cisco Systems - the Fund's largest holding at the end of the period - gained in part as a result of euphoria surrounding the explosive growth of the Internet. Cisco is the premier provider of hardware used to transmit data signals over the Internet and other networks. The company is also being tapped to set up systems allowing bundled transmissions of voice, video and data over digital networks.

In the cable industry, Comcast and MediaOne Group were strong performers. Both companies stand to benefit from upgrades to broadband technology that will allow them to offer competitive Internet and telephone services in addition to cable television. Late in the period, MediaOne Group received an additional boost to its stock price when Comcast and AT&T each bid to acquire the company. We believe recent developments like this support our thesis that the evolution of the business is enabling cable companies to compete in large new communications markets.

One new position for the Fund was Enron, an intriguing energy company in an out-of-favor industry that's been somewhat overlooked by Wall Street. Enron specializes in finding and capitalizing on inefficiencies in the way energy is generated and distributed and is, therefore, uniquely positioned to benefit from the rapidly deregulating electric and gas utility markets. The company's wholesale electricity trading operations are particularly attractive. For example, if a big regional utility in Michigan has excess generating capacity, Enron might buy the electricity from the utility and sell it at a profit in Florida or some other location where generating capacity is insufficient to meet the area's needs.

Another new position was Sun Microsystems. With its UNIX-based operating system and JAVA programming language, Sun appears positioned to make substantial inroads into the lucrative enterprise software market. What we really like about Sun is that there's already considerable development taking place utilizing JAVA. Furthermore,

Portfolio Profile        April 30, 1999   October 31, 1998
----------------------------------------------------------
Equities                          92.3%              91.8%
  Foreign                          7.6%               4.6%
  European                         2.2%               2.9%
Top 10 Equities (% of
  Assets)                         41.4%              44.4%
Number of Stocks                     69                 55
Cash & Cash Equivalents            7.7%               8.2%
----------------------------------------------------------
TOP 5 INDUSTRIES         April 30, 1999   October 31, 1998
----------------------------------------------------------
Cable Television                   9.7%              14.6%
Multimedia                         7.8%               7.8%
Networking Products                6.4%               5.7%
Diversified Operations             6.3%               5.8%
Medical - Drugs                    5.4%              10.3%
----------------------------------------------------------

Top 10 Equity Holdings              April 30, 1999   October 31, 1998
---------------------------------------------------------------------
Cisco Systems, Inc.                           6.4%               5.7%
Time Warner, Inc.                             6.3%               5.5%
Comcast Corp. - Special Class A               5.1%               5.4%
Tyco International, Ltd.                      4.6%               4.2%
Charles Schwab Corp.                          4.4%               2.0%
Sun Microsystems, Inc.                        3.4%                 --
Linear Technology Corp.                       2.9%               2.2%
American International Group, Inc.            2.8%                 --
Microsoft Corp.                               2.8%               6.0%
Pfizer, Inc.                                  2.7%               3.6%
---------------------------------------------------------------------

(1) Both returns include reinvested dividends.

(2) A capital appreciation fund is defined by Lipper, Inc. as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." As of April 30, 1999, Janus Fund ranked 18/100 of capital appreciation funds for the 5-year period and 6/54 for the 10-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.


 2  Janus Equity Funds / April 30, 1999

JAVA is now being taught in university computer science programs, which further adds to its long-term viability.

Despite our successes, the Fund experienced some disappointments. While meeting its earnings forecasts, Wind River Systems, a software company, fell victim to a weak market for small-cap stocks. Also contributing to this stock's decline were concerns about a potential slowdown in major software implementations until Year 2000 issues have been resolved. We eliminated the position at a loss. Newcourt Credit Group, a finance company, was hurt in last fall's credit crunch and didn't recover with the rest of the market. In the wake of this, investors preferred higher-rated competitors. As a result, we substantially reduced our Newcourt holdings.

Going forward, the "big three" background factors driving stock prices - interest rates, inflation and economic growth - continue to appear favorable. However, with a number of stocks at elevated valuations, meeting or exceeding earnings forecasts will be crucial to further gains in share prices. Our goal, as always, is to find those companies that can sustain strong earnings growth and thus enable their stock prices to appreciate under any economic condition.

We thank you for your continued confidence in Janus Fund.

                 PERFORMANCE OVERVIEW
                 [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through April 30, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Fund at $1,222,444 as compared to the S&P 500 Index at $456,373.

                    Average Annual Total Return
                    for the periods ended April 30, 1999
                    One Year, 33.28%
                    Five Year, 24.45%
                    Ten Year, 19.71%
                    since 2/5/70*, 17.87%

                    JANUS FUND - $1,222,444

                    S&P 500 Index - $456,373


*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Common Stock - 92.3%

Advertising Sales - 0.2%
   2,187,625  Outdoor Systems, Inc.*......................$  55,100,805

Automotive - Truck Parts and Equipment - 0.6%
   4,105,025  Federal-Mogul Corp.(#)........................180,107,972

Brewery - 0.8%
   3,050,090  Anheuser-Busch Companies, Inc.................223,037,831

Broadcast Services and Programming - 3.1%
   6,747,260  AT&T Corp./Liberty Media Group - Class A*.....430,981,233
   7,286,923  Clear Channel Communications, Inc.*...........506,441,149
                                                            937,422,382
Cable Television - 9.7%
   2,387,160  Adelphia Communications Corp. - Class
               A*(,)(#).....................................162,923,670
     944,300  Century Communications Corp. - Class A*........46,329,719
  23,429,300  Comcast Corp. - Special Class A(#)..........1,539,012,144
   7,306,694  Cox Communications, Inc. - Class A*...........579,968,836
   7,154,867  MediaOne Group, Inc.*.........................583,568,840
                                                          2,911,803,209
Cellular Telecommunications - 1.5%
   4,088,860  AirTouch Communications, Inc.*................381,797,302
   1,365,640  Sprint Corp./PCS Group*........................57,868,995
                                                            439,666,297
Chemicals - Specialty - 0.3%
   2,963,795  Cytec Industries, Inc.*(,)(#)...............$  84,282,920

Circuits - 5.2%
  15,225,430  Linear Technology Corp.(#)....................865,946,331
  12,456,900  Maxim Integrated Products, Inc.*(,)(#)........697,586,400
                                                          1,563,532,731
Commercial Banks - 1.2%
   9,664,830  Firstar Corp..................................290,548,952
     112,325  M & T Bank Corp................................62,789,675
                                                            353,338,627
Commercial Services - 0.5%
   3,042,710  Paychex, Inc..................................155,368,379

Computer Software - 2.8%
  10,204,740  Microsoft Corp.*..............................829,772,921

Computers - Memory Devices - 0.9%
   1,421,005  EMC Corp.*....................................154,800,732
   1,763,480  VERITAS Software Corp.*.......................125,207,080
                                                            280,007,812
Computers - Micro - 4.0%
   3,783,620  Apple Computer, Inc.*.........................174,046,520
  16,904,040  Sun Microsystems, Inc.*.....................1,011,072,892
                                                          1,185,119,412

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 1999   3

Janus Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Cruise Lines - 0.3%
   2,129,815  Carnival Corp...............................$  87,854,869

Data Processing and Management - 0.4%
   2,824,500  Automatic Data Processing, Inc................125,690,250

Diversified Financial Services - 0.5%
   2,000,000  Citigroup, Inc................................150,500,000

Diversified Operations - 6.3%
     192,980  Danaher Corp...................................12,821,109
   4,767,200  General Electric Co...........................502,939,600
  17,029,055  Tyco International, Ltd.....................1,383,610,719
                                                          1,899,371,428
Electronic Components - Semiconductors - 2.1%
   6,073,385  Texas Instruments, Inc........................620,244,443

Finance - Credit Card - 2.0%
   4,500,000  American Express Co...........................588,093,750

Finance - Investment Bankers/Brokers - 4.4%
  11,938,360  Charles Schwab Corp.........................1,310,235,010

Finance - Mortgage Loan Banker - 0.8%
   1,350,380  Fannie Mae.....................................95,792,581
   2,027,630  Freddie Mac...................................127,233,782
                                                            223,026,363
Finance - Other Services - 0.7%
   5,938,993  Newcourt Credit Group, Inc....................166,183,342
   1,942,473  Newcourt Credit Group, Inc.
               - New York Shares.............................54,874,862
                                                            221,058,204
Health Care Cost Containment - 0.1%
     366,600  Healtheon Corp.*...............................16,588,650

Human Resources - 0.1%
     888,518  Robert Half International, Inc.*(,)(#).........21,213,367

Internet Software - 1.0%
   2,180,000  America Online, Inc.*.........................311,195,000

Medical - Biomedical and Genetic - 0.4%
   2,045,985  Amgen, Inc.*..................................125,700,203

Medical - Drugs - 5.4%
   2,986,350  Eli Lilly and Co..............................219,870,019
   7,195,345  Pfizer, Inc...................................827,914,384
   4,778,525  Pharmacia & Upjohn, Inc.......................267,597,400
   5,931,995  Schering-Plough Corp..........................286,589,508
                                                          1,601,971,311
Medical - Wholesale Drug Distributors - 0.1%
     376,300  Cardinal Health, Inc...........................22,507,444

Medical Information Systems - 0.5%
   5,311,105  IMS Health, Inc...............................159,333,150

Medical Instruments - 0.7%
   2,770,000  Medtronic, Inc................................199,266,875

Money Center Banks - 2.7%
  20,325,160  Bank of New York Co., Inc.....................813,006,400

Multi-Line Insurance - 2.8%
   7,101,802  American International Group, Inc..........$  834,017,872

Multimedia - 7.8%
   2,064,705  Meredith Corp.(#)..............................75,748,865
  26,893,562  Time Warner, Inc............................1,882,549,340
   8,981,420  Viacom, Inc. - Class B*.......................367,115,543
                                                          2,325,413,748
Networking Products - 6.4%
  16,912,600  Cisco Systems, Inc.*........................1,929,093,438

Optical Supplies - 0.4%
   1,224,320  Allergan, Inc.................................110,035,760

Pipelines - 2.3%
   9,355,290  Enron Corp....................................703,985,572

Property and Casualty Insurance - 0.6%
   1,355,755  Progressive Corp..............................194,550,843

Publishing - Periodicals - 1.1%
   7,575,124  Wolters Kluwer N.V............................330,182,269

Radio - 0.8%
   8,897,825  Infinity Broadcasting Corp. - Class A*(,)(#)..246,358,530

Retail - Building Products - 0.7%
   3,607,950  Home Depot, Inc...............................216,251,503

Retail - Discount - 2.8%
   6,827,365  Costco Companies, Inc.*.......................552,589,855
   6,207,250  Wal-Mart Stores, Inc..........................285,533,500
                                                            838,123,355
Retail - Office Supplies - 0.5%
   5,437,500  Staples, Inc.*................................163,125,000

Super-Regional Banks - 0.6%
   2,076,795  Northern Trust Corp...........................193,401,534

Telecommunication Equipment - 1.1%
   1,458,471  Nokia Oyj - Class A...........................112,792,951
   3,075,075  Nokia Oyj (ADR) - Class A.....................228,132,127
                                                            340,925,078
Telephone - Long Distance - 2.6%
   3,835,727  AT&T Corp.....................................193,704,214
   7,268,725  MCI WorldCom, Inc.*...........................597,398,336
                                                            791,102,550
Television - 1.0%
   5,140,674  Univision Communications, Inc. - Class
               A*(,)(#).....................................297,516,508

Transportation - Air Freight - 1.5%
   3,974,055  FDX Corp.*....................................447,329,566
-----------------------------------------------------------------------
Total Common Stock (cost $16,648,620,807)................27,656,831,141
-----------------------------------------------------------------------

Money Market - 0.7%
$195,000,000  Janus Government Money Market Fund 4.79%
               (cost $195,000,000)..........................195,000,000
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

 4  Janus Equity Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Repurchase Agreement - 0.3%
$105,000,000  Deutsche Bank Securities, Inc., 4.96%,
               dated 4/30/99, maturing 5/3/99, to be
               repurchased at $105,043,400 collateralized
               by $43,599,414 in Fannie Mae, 5.763%-
               9.012%, 8/25/23-5/20/28; $73,088,825 in
               Freddie Mac, 6.00%-6.50%, 8/15/26-4/15/27;
               with respective values of $35,510,822 and
               $71,589,178 (cost $105,000,000)...........$  105,000,000
-----------------------------------------------------------------------
Short-Term Corporate Notes - 1.0%
              IBM Credit Corp.
 100,000,000  4.80%, 6/18/99.................................99,360,000
              JP Morgan Securities
 100,000,000  4.80%, 5/10/99.................................99,880,000
              UBS Financial, Inc.
 100,000,000  4.78%, 7/6/99..................................99,114,000
-----------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $298,363,667)........298,354,000
-----------------------------------------------------------------------
Time Deposits - 0.9%
              SouthTrust Bank EDT
  68,700,000  5.00%, 5/3/99..................................68,700,000
              Sun Trust Bank EDT
 195,000,000  5.00%, 5/3/99.................................195,000,000
-----------------------------------------------------------------------
Total Time Deposits (cost $263,700,000).....................263,700,000
-----------------------------------------------------------------------
U.S. Government Agencies - 3.7%
              Fannie Mae:
 100,000,000  4.69%, 7/19/99.................................99,003,000
 100,000,000  4.65%, 8/5/99..................................98,783,000
  50,000,000  4.73%, 8/16/99.................................49,318,500
  50,000,000  4.70%, 8/18/99.................................49,305,500
 100,000,000  4.69%, 8/19/99.................................98,599,000
 100,000,000  4.70%, 9/1/99..................................98,430,000
 100,000,000  4.65%, 9/16/99.................................98,235,000
  50,000,000  4.65%, 9/17/99.................................49,111,000
 100,000,000  4.66%, 10/19/99................................97,807,000
              Federal Home Loan Bank System:
  50,000,000  4.68%, 6/29/99.................................49,616,500
  50,000,000  4.68%, 7/30/99.................................49,430,000
 100,000,000  4.67%, 4/10/00.................................95,512,000
              Freddie Mac:
  90,500,000  4.69%, 6/11/99.................................90,009,389
  50,000,000  4.76%, 7/9/99..................................49,566,000
  50,000,000  4.71%, 7/16/99.................................49,521,000
-----------------------------------------------------------------------
Total U.S. Government Agencies (cost $1,122,016,389)......1,122,246,889
-----------------------------------------------------------------------
Total Investments (total cost $18,632,700,863) - 98.9%...29,641,132,030
-----------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities -
 1.1%.......................................................338,191,624
-----------------------------------------------------------------------
Net Assets - 100%.......................................$29,979,323,654
-----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 1999

COUNTRY                % OF INVESTMENT SECURITIES         MARKET VALUE
------------------------------------------------------------------------
Bermuda                                      4.7%        $ 1,383,610,719
Canada                                       0.7%            221,058,204
Finland                                      1.2%            340,925,078
Netherlands                                  1.1%            330,182,268
United States(++)                           92.3%         27,365,355,761
------------------------------------------------------------------------
Total                                      100.0%        $29,641,132,030

(++)Includes Short-Term Securities (85.6% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 1999   5

Janus Balanced Fund

     Blaine Rollins
     portfolio manager

For the six-month period ended April 30, 1999, Janus Balanced Fund returned 26.66%, while the S&P 500 Index gained 22.31% and the Lehman Brothers Government/Corporate Bond Index increased (0.12%).(1) These results helped the Fund achieve top-quartile performance for the 12 months ended April 30, 1999, placing it 7th out of 422 balanced funds ranked by Lipper, Inc., a leading mutual fund rating company.(2)

I believe the Fund's ongoing success reflects the skill and persistence of the Janus research team, which continued to excel at finding companies with strong growth potential, robust earnings and leading market positions. Many of these companies were tapping into compelling growth trends in the financial services, cable and media areas.

We were especially pleased with the standout performance of financial services innovator Charles Schwab. Trading over Schwab's online site has grown substantially in recent months, driving up its earnings growth. The online trading business is particularly profitable because it does not require a live person taking phone calls and processing orders. Schwab is well ahead of its largest retail brokerage competitors in building out its Web offerings, giving it a substantial advantage in this promising service area.

Meanwhile, recent developments have underscored the potential we have seen for some time in the cable industry. Cable franchises such as Comcast and Time Warner (via the Houston Industries convertible preferred stock), two companies that contributed significantly to the Fund's strong performance, continue to improve their business models while they prepare for the rollout of new offerings, which include telephone services, cable-based Internet access and digital cable. As more investors and telecommunications companies wake up to the value of these cable networks, we anticipate seeing more deals akin to AT&T's recently announced acquisition of MediaOne Group, another position in the Fund. News of this acquisition boosted MediaOne Group's stock and also reaffirmed our focus on the cable area. Because we believe consolidation will continue in this industry, we've maintained fixed-income investment positions in a number of smaller cable franchises, including Adelphia Communications and Classic Cable. These companies offer solid fundamentals as well as the potential of being acquired by a larger player.

Our excitement for the cable industry also contributed to our decision to add Viacom, which owns such valuable cable brands as Showtime Networks, MTV and Nickelodeon. We feel this powerful arsenal of branded content provides Viacom with tremendous growth potential, particularly in international markets. Nickelodeon is gaining audiences in Latin America, while MTV is as popular with Asian teens as it is with kids in the U.S.

During the period, we continued to focus on Treasury and fixed-income bonds with intermediate maturities. Additionally, we took advantage of recent dislocations in the credit market to add a number of quality high-yield corporate and convertible bonds that benefited our overall risk/return profile. As always, the Janus fixed-income research team has excelled in identifying quality high-yield and convertible opportunities.

Portfolio Profile        April 30, 1999   October 31, 1998
----------------------------------------------------------
Equities                          31.0%              36.9%
Fixed-Income Securities
  U.S. Treasury Notes              7.5%               9.9%
  Investment-Grade
    Corporate Bonds               18.3%               7.2%
  High-Yield/High Risk
    Corporate Bonds               25.2%              19.7%
  Preferred Stock                 15.1%              17.4%
Top 10
  Equities/Preferred (%
  of Assets)                      23.2%              29.6%
Number of Stocks                     53                 47
Cash & Cash Equivalents            2.9%               8.9%
----------------------------------------------------------
TOP 5 INDUSTRIES         April 30, 1999   October 31, 1998
----------------------------------------------------------
Cable Television                  16.3%              18.4%
Multimedia                         7.0%               2.8%
Electric - Integrated              6.4%               6.7%
Telecommunication Services         4.7%               2.0%
Finance - Investment
  Bankers/Brokers                  3.6%               1.7%
----------------------------------------------------------

Top 10 Equity/Preferred Holdings      April 30, 1999   October 31, 1998
-----------------------------------------------------------------------
Houston Industries, Inc.,
  convertible, 7.00%                            6.4%               6.7%
Charles Schwab Corp.                            3.2%               1.7%
MediaOne Group, Inc., convertible,
  4.50%                                         2.8%               3.2%
Viacom Inc. - Class B                           2.0%                 --
Royal Caribbean Cruises, Ltd.,
  convertible, 7.25%                            1.7%               3.4%
Comcast Corp. - Special Class A                 1.7%               3.3%
Merrill Lynch & Co. Inc.,
  convertible, 6.00% STRYPES (Cox
  Communications, Inc.)                         1.4%                 --
Cisco Systems, Inc.                             1.4%               1.6%
Univision Communications,
  Inc. - Class A                                1.4%               1.1%
Bank of New York Co., Inc.                      1.2%               1.4%
-----------------------------------------------------------------------

(1) Both returns include reinvested dividends.

(2) A balanced fund is defined by Lipper, Inc. as "a fund whose primary objective is to conserve principal by maintaining at all times a balanced fund of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%." As of April 30, 1999, Janus Balanced Fund ranked 5/177 for the 5-year period. Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.


 6  Janus Equity Funds / April 30, 1999

While we were pleased with our overall results, there were a few positions that underperformed during the period. For example, we view the recent performance of longtime holding Dell Computer with caution. Dell traded lower after reporting a slowdown in computer sales that suggests it may be losing ground to lower-price competitors. We decided to trim our position in Dell in order to redeploy capital in areas with better long-term growth potential. Additionally, we decided to sell our position in Alza, a pharmaceutical company that invested heavily in its sales force to market its new incontinence drug Ditropan. Sales of Ditropan did not keep pace with expectations, which left us concerned about the company's near-term outlook.

Going forward, we believe the U.S. economy will remain healthy, supported by the ongoing consumer spending spree. However, lingering weakness in international markets suggests that many companies may still find it difficult to meet their earnings growth targets. For this reason, we remain committed to finding companies that can grow their earnings in any kind of market environment.

As part of this commitment, I have personally met with half the companies in the Fund since the beginning of the year, while our analysts have visited nearly all the rest. This dedication to research gives us confidence that we can continue to add value where it counts most - in the Fund's results.

Thank you for your continued investment in Janus Balanced Fund.

              PERFORMANCE OVERVIEW
              [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. Janus Balanced Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Corporate Bond Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Balanced Fund at $32,069 as compared to the S&P 500 Index at $37,463 and the Lehman Brothers Government/Corporate Bond Index at $15,872.

                 Average Annual Total Return
                 for the periods ended
                 One Year, 28.29%
                 Five Year, 20.83%
                 Since 9/1/92*, 19.12%

                 JANUS BALANCED FUND - $32,069

                 S&P 500 INDEX - $37,463

                 Lehman Brothers
                 Government/Corporate
                 Bond Index - $15,872



*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Common Stock - 30.7%

Airlines - 0%
      17,140  Ryanair Holdings PLC (ADR)*....................$  767,014

Brewery - 0.5%
     214,303  Heineken N.V...................................10,769,328

Broadcast Services and Programming - 0.5%
     174,385  AT&T Corp./Liberty Media Group - Class A*......11,138,842

Cable Television - 1.7%
     553,041  Comcast Corp. - Special Class A................36,327,881

Circuits - 1.6%
     321,460  Linear Technology Corp.........................18,283,038
     295,190  Maxim Integrated Products, Inc.*...............16,530,640
                                                             34,813,678
Commercial Banks - 0.8%
     151,330  Carolina First Corp.............................4,085,910
     206,475  Firstar Corp....................................6,207,155
      12,475  M & T Bank Corp.................................6,973,525
                                                             17,266,590
Commercial Services - 0.6%
     242,035  Paychex, Inc...................................12,358,912

Computer Software - 1.0%
     227,640  Microsoft Corp.*..............................$18,509,978
     232,575  Wind River Systems, Inc.*.......................3,488,625
                                                             21,998,603
Computers - Micro - 0.3%
     127,910  Dell Computer Corp.*............................5,268,293

Cruise Lines - 0.8%
     185,335  Carnival Corp...................................7,645,069
     272,775  Royal Caribbean Cruises, Ltd...................10,075,627
                                                             17,720,696
Electronic Components - Semiconductors - 0.5%
     108,420  Texas Instruments, Inc.........................11,072,393

Finance - Credit Card - 0.8%
     131,255  American Express Co............................17,153,387

Finance - Investment Bankers/Brokers - 3.2%
     625,240  Charles Schwab Corp............................68,620,090

Finance - Mortgage Loan Banker - 0.3%
      96,930  Fannie Mae......................................6,875,972

Human Resources - 0.3%
     222,687  Robert Half International, Inc.*................5,316,652

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 1999   7

Janus Balanced Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Instruments - Scientific - 0.7%
     379,795  Dionex Corp.*.................................$15,571,594
Investment Management and Advisory Services - 0.4%
     281,695  Affiliated Managers Group, Inc.*................8,186,761
Life and Health Insurance - 1.0%
     323,944  Reinsurance Group of America, Inc..............13,848,606
     334,160  StanCorp Financial Group, Inc.*.................8,040,725
                                                             21,889,331
Medical - Drugs - 1.6%
     118,205  Pfizer, Inc....................................13,600,963
     307,940  Pharmacia & Upjohn, Inc........................17,244,640
      76,540  Schering-Plough Corp............................3,697,839
                                                             34,543,442
Medical Information Systems - 0.3%
     181,600  IMS Health, Inc.................................5,448,000
Money Center Banks - 1.2%
     637,775  Bank of New York Co., Inc......................25,511,000
Multimedia - 2.4%
     230,360  Meredith Corp...................................8,451,333
   1,027,655  Viacom, Inc. - Class B*........................42,005,398
                                                             50,456,731
Networking Products - 1.4%
     269,460  Cisco Systems, Inc.*...........................30,735,280
Optical Supplies - 0.8%
      59,600  Allergan, Inc...................................5,356,550
     159,785  Bausch & Lomb, Inc.............................11,983,875
                                                             17,340,425
Pipelines - 1.1%
     322,310  Enron Corp.....................................24,253,827
Property and Casualty Insurance - 1.5%
     226,675  Mutual Risk Management, Ltd.....................8,811,991
     158,630  Progressive Corp...............................22,763,405
                                                             31,575,396
Radio - 1.1%
     176,345  Heftel Broadcasting Corp. - Class A*............9,588,759
     481,180  Infinity Broadcasting Corp. - Class A*.........13,322,671
                                                             22,911,430
Retail - Discount - 0.5%
     139,175  Costco Companies, Inc.*........................11,264,476
Retail - Internet - 1.2%
      34,575  Amazon.com, Inc.*...............................5,949,061
      99,915  eBay, Inc.*....................................20,794,809
                                                             26,743,870
Super-Regional Banks - 0.6%
     130,945  Northern Trust Corp............................12,194,252
Telecommunication Equipment - 0.6%
     178,590  Nokia Oyj (ADR) - Class A......................13,249,145

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Television - 1.4%
     516,957  Univision Communications, Inc. - Class A*....$ 29,918,885
-----------------------------------------------------------------------
Total Common Stock (cost $470,054,909)......................659,262,176
-----------------------------------------------------------------------
Corporate Bonds - 41.7%
Automotive - Truck Parts and Equipment - 1.2%
              Federal-Mogul Co.:
 $12,000,000  7.375%, notes, due 1/15/06(+)..................11,745,000
  13,175,000  7.50%, notes, due 1/15/09(+)...................12,878,563
                                                             24,623,563
Brewery - 0.3%
   6,350,000  Anheuser-Busch Companies, Inc., 5.65%
               notes, due 9/15/08.............................6,175,375
Cable Television - 9.8%
              Adelphia Communications Corp.:
  10,295,000  9.25%, senior notes, due 10/1/02...............10,861,225
  11,980,000  10.50%, senior notes, due 7/15/04..............13,387,650
  12,380,000  8.375%, senior notes, due 2/1/08...............12,720,450
   2,000,000  7.75%, senior notes, due 1/15/09(+).............1,995,000
  52,200,000  7.875%, senior notes, due 5/1/09...............52,330,500
   1,500,000  Century Communications Corp., 8.875%
               senior notes, due 1/15/07......................1,586,250
  56,700,000  Charter Communications Holdings L.L.C.
               8.625%, senior notes, due 4/1/09(+)...........58,117,500
   6,360,000  Classic Cable, Inc., 9.875%
               senior subordinated notes, due 8/1/08..........6,773,400
  11,000,000  Falcon Holdings Group L.P., 8.375%
               debentures, due 4/15/10.......................11,192,500
   6,000,000  FrontierVision Holdings L.P., 11.00%
               senior subordinated notes, due 10/15/06........6,735,000
  11,905,000  Jones Intercable, Inc., 7.625%
               senior notes, due 4/15/08.....................12,708,588
   4,000,000  Lenfest Communications, Inc., 7.625%
               senior notes, due 2/15/08......................4,230,000
              Mediacom L.L.C.:
  11,500,000  8.50%, senior notes, due 4/15/08...............11,758,750
   3,750,000  7.875%, senior notes, due 2/15/11(+)............3,750,000
   2,635,000  Rifkin Acquisition Partners L.P., 11.125%
               senior subordinated notes, due 1/15/06.........2,994,019
                                                            211,140,832
Casino Hotels - 0.1%
   1,759,000  Station Casinos, Inc., 10.125%
               senior subordinated notes, due 3/15/06.........1,873,335
Cellular Telecommunications - 0.8%
  16,160,000  Orange PLC, 8.00%
               senior notes, due 8/1/08......................16,604,400
Commercial Banks - 0.3%
   7,000,000  First Union National Bank, 5.80%
               subordinated notes, due 12/1/08................6,685,000
Computer Services - 0.1%
   1,980,000  Globix Corp., 13.00%
               senior notes, due 5/1/05.......................2,014,650

See Notes to Schedules of Investments.

 8  Janus Equity Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Computer Software - 0.5%
 $ 6,857,000  Aspen Technology, Inc., 5.25%
               convertible subordinated debentures,
               due 6/15/05..................................$ 3,917,061
   9,000,000  Wind River Systems, Inc., 5.00%
               convertible subordinated notes, due 8/1/02.....7,503,750
                                                             11,420,811
Computers - Memory Devices - 0.4%
   5,000,000  VERITAS Software Corp., 5.25%
               convertible subordinated notes, due 11/1/04....8,787,500

Computers - Micro - 1.3%
   8,175,000  Dell Computer Corp., 6.55%
               senior notes, due 4/15/08......................8,205,656
              IBM Corp.:
   4,000,000  6.375%, notes, due 6/15/00......................4,040,000
  16,175,000  5.375%, notes, due 2/1/09......................15,305,594
                                                             27,551,250
Cosmetics and Toiletries - 0.6%
   3,050,000  AKI, Inc., 10.50%
               senior notes, due 7/1/08.......................2,897,500
  10,000,000  Procter and Gamble Co., 5.25%
               notes, due 9/15/03.............................9,800,000
                                                             12,697,500
Cruise Lines - 0.5%
              Royal Caribbean Cruises, Ltd.:
   6,575,000  7.00%, senior notes, due 10/15/07...............6,525,688
   3,866,000  6.75%, senior notes, due 3/15/08................3,769,350
                                                             10,295,038
Distribution and Wholesale - 0.2%
   5,000,000  Aviation Sales Co., 8.125%
               company guaranteed notes, due 2/15/08..........5,050,000

Diversified Operations - 2.5%
              Tyco International Group S.A.:
  17,124,000  6.125%, notes, due 11/1/08.....................16,695,900
  37,312,000  6.125%, notes, due 1/15/09.....................36,332,560
                                                             53,028,460
Fiber Optics - 0.2%
   4,775,000  Metromedia Fiber Network, Inc., 10.00%
               senior notes, due 11/15/08(+)..................5,168,938

Finance - Auto Loans - 1.6%
  23,328,000  Ford Motor Credit Corp., 5.80%
               senior notes, due 1/12/09.....................22,307,400
  12,328,000  General Motors Acceptance Corp., 5.85%
               senior unsubordinated notes, due 1/14/09......11,788,650
                                                             34,096,050
Finance - Investment Bankers/Brokers - 0.4%
   8,000,000  Merrill Lynch & Co., Inc., 6.375%
               notes, due 10/15/08............................7,970,000

Finance - Leasing Companies - 0.7%
  15,000,000  AT&T Capital Corp., 7.50%
               company guaranteed notes, due 11/15/00........15,358,500

Finance - Other Services - 1.2%
 $24,320,000  Newcourt Credit Group, Inc., 6.875%
               notes, due 2/16/05(+)........................$24,836,800

Food - Canned - 0.7%
  15,500,000  Campbell Soup Co., 4.75%
               notes, due 10/1/03............................14,880,000

Food - Retail - 0.5%
  10,000,000  Fred Meyer, Inc., 7.45%
               company guaranteed notes, due 3/1/08..........10,475,000
     907,000  Marsh Supermarkets, Inc., 8.875%
               company guaranteed notes, due 8/1/07.............956,885
                                                             11,431,885
Hotels and Motels - 0.1%
   2,705,000  HMH Properties, Inc., 7.875%
               company guaranteed notes, due 8/1/08...........2,617,088

Human Resources - 0.2%
   5,000,000  Interim Services, Inc., 4.50%
               convertible subordinated notes, due 6/1/05.....3,962,500

Internet Software - 3.5%
   3,070,000  America Online, Inc., 4.00%
               convertible subordinated notes, due 11/15/02..32,849,000
              Exodus Communications, Inc.:
  15,365,000  5.00%, convertible subordinated notes,
               due 3/15/06(+)................................31,479,044
   3,634,000  11.25%, senior notes, due 7/1/08................3,988,315
   7,300,000  MindSpring Enterprises, Inc., 5.00%
               convertible subordinated notes, due 4/15/06....7,765,375
                                                             76,081,734
Leisure, Recreation and Gaming - 0.1%
   2,706,000  Hard Rock Hotel, Inc., 9.25%
               senior subordinated notes, due 4/1/05..........2,590,995

Life and Health Insurance - 0.7%
  10,000,000  AFLAC, Inc., 6.50%
               senior notes, due 4/15/09(+)...................9,850,000
   4,000,000  SunAmerica, Inc., 6.75%
               notes, due 10/1/07.............................4,160,000
                                                             14,010,000

Multimedia - 4.3%
   5,000,000  News America, Inc., 6.625%
               senior notes, due 1/9/08.......................5,006,250
              Paramount Communications, Inc.:
   7,460,000  8.25%, debentures, due 8/1/22...................7,805,025
  17,531,000  7.50%, debentures, due 7/15/23.................17,026,984
  12,500,000  Time Warner, Inc., 8.11%
               notes, due 8/15/06............................13,703,125
              Viacom, Inc.:
  39,107,000  7.75%, senior notes, due 6/1/05................41,453,420
     968,000  7.625%, company guaranteed notes,
               due 1/15/16....................................1,021,240
              Walt Disney Co. (The):
   3,400,000  6.375%, senior notes, due 3/30/01...............3,446,750
   2,500,000  6.75%, senior notes, due 3/30/06................2,596,875
                                                             92,059,669

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 1999   9

Janus Balanced Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                   MARKET VALUE
--------------------------------------------------------------------------
Pipelines - 0%
 $ 1,000,000  Enron Corp., 6.75%
               notes, due 8/1/09...............................$ 1,010,000

Property and Casualty Insurance - 0.7%
  16,121,000  Progressive Corp., 6.625%
               senior notes, due 3/1/29.........................15,355,253

Retail - Building Products - 1.3%
  11,050,000  Home Depot, Inc., 3.25%
               convertible subordinated notes, due 10/1/01......27,887,438

Retail - Catalog Shopping - 0%
     541,000  R.H. Donnelly, Inc., 9.125%
               senior subordinated notes, due 6/1/08...............574,136

Retail - Internet - 1.3%
  22,848,000  Amazon.com, Inc., 4.75%
               convertible subordinated debentures,
               due 2/1/09(+)....................................28,874,160

Retail - Music Store - 0.5%
  10,527,000  MTS, Inc., 9.375%
               senior subordinated notes, due 5/1/05............10,434,889

Retail - Restaurants - 0.4%
   6,000,000  McDonald's Corp., 5.35%
               senior notes, due 9/15/08.........................5,692,500
              Tricon Global Restaurants, Inc.:
     552,000  7.45%, senior notes, due 5/15/05.....................562,350
   2,619,000  7.65%, senior notes, due 5/15/08...................2,707,391
                                                                 8,962,241

Super-Regional Banks - 0.2%
   5,000,000  Wachovia Corp., 5.625%
               subordinated notes, due 12/15/08..................4,731,250

Telecommunication Equipment - 0.4%
  10,000,000  Lucent Technologies, Inc., 5.50%
               notes, due 11/15/08...............................9,550,000

Telecommunication Services - 3.2%
   7,010,000  Bresnan Communications Holding Co., 8.00%
               senior notes, due 2/1/09(+).......................7,202,775
   9,319,000  Galaxy Telecom L.P., 12.375%
               senior subordinated notes, due 10/1/05...........10,390,685
   5,000,000  Global Crossing Holding, Ltd., 9.625%
               company guaranteed notes, due 5/15/08.............5,587,500
  10,275,000  Hyperion Telecommunications, 12.00%
               senior subordinated notes, due 11/1/07(+)........10,814,438
  15,000,000  Level 3 Communications, Inc., 9.125%
               senior notes, due 5/1/08.........................15,300,000
              McLeodUSA, Inc.:
   1,685,000  9.25%, senior notes, due 7/15/07...................1,773,463
   3,340,000  8.125%, senior notes, due 2/15/09(+)...............3,314,950
   9,530,000  NTL, Inc., 7.00%
               convertible subordinated notes, due 12/15/08(+)..13,615,988
                                                                67,999,799

Telephone - Integrated - 0.3%
              Intermedia Communications, Inc.:
 $ 4,539,000  8.50%, senior notes, due 1/15/08.................$ 4,516,305
   1,670,000  8.60%, senior notes, due 6/1/08....................1,670,000
                                                                 6,186,305
Telephone - Long Distance - 0.6%
  10,000,000  MCI Worldcom, Inc., 6.40%
               senior notes, due 8/15/05........................10,075,000
   1,567,000  Qwest Communications International, Inc.
               10.875%, senior notes, due 4/1/07.................1,807,926
                                                                11,882,926
--------------------------------------------------------------------------
Total Corporate Bonds (cost $856,451,799)......................896,460,270
--------------------------------------------------------------------------

Foreign Bonds - 1.8%
Finance - Other Services - 0.3%
EUR    6,900 Ono Finance PLC, 13.00%
             units, due 5/1/09(+)................................7,464,130

Telecommunication Services - 1.5%
GBP  9,126,000 COLT Telecom Group PLC, 2.00%
             convertible bonds due, 3/29/06(+)...................9,606,614
GBP 22,000,000 NTL, Inc., zero coupon
             senior notes, due 4/15/09..........................21,518,987
                                                                31,125,601
--------------------------------------------------------------------------
Total Foreign Bonds (cost $39,255,903)..........................38,589,731
--------------------------------------------------------------------------
Preferred Stock - 15.1%

Automotive - Truck Parts and Equipment - 0.8%
     318,266  Federal-Mogul Financial Trust Corp.,
               convertible, 7.00%...............................17,425,064

Cable Television - 4.8%
     375,172  MediaOne Group, Inc., convertible, 4.50%..........60,402,692
     138,710  MediaOne Group, Inc., convertible, 6.25%..........11,114,139
     495,269  Merrill Lynch & Co., Inc., convertible, 6.00%
               STRYPES (Cox Communications, Inc.)...............31,078,130
                                                               102,594,961
Cruise Lines - 1.7%
     322,253  Royal Caribbean Cruises, Ltd.,
               convertible, 7.25%...............................37,059,095

Electric - Integrated - 6.4%
   1,159,375  Houston Industries, Inc., convertible, 7.00%.....136,806,250

Internet Software - 0.4%
     163,210  PSINet, Inc. - Series C, convertible, 6.75%........8,323,710

Telephone - Long Distance - 1.0%
     301,985  Qwest Trends Trust, convertible, 5.75%(+).........22,422,386
--------------------------------------------------------------------------
Total Preferred Stock (cost $248,814,811)......................324,631,466
--------------------------------------------------------------------------

See Notes to Schedules of Investments.

 10  Janus Equity Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Warrants - 0.3%

Computer Services - 0%
       1,980  Bell Technology Group, Ltd. - expires
               5/1/05*.....................................$    311,850

Multimedia - 0.3%
     473,205  Viacom, Inc. - expires 7/7/99*..................6,624,870
-----------------------------------------------------------------------
Total Warrants (cost $6,863,641)..............................6,936,720
-----------------------------------------------------------------------

U.S. Government Obligations - 7.5%
              U.S. Treasury Notes:
 $ 2,000,000  6.625%, due 4/30/02.............................2,078,020
  15,000,000  6.50%, due 10/15/06............................15,972,150
  19,000,000  6.625%, due 5/15/07............................20,449,890
  23,275,000  6.125%, due 8/15/07............................24,310,272
  49,000,000  5.625%, due 5/15/08............................49,677,670
  52,000,000  4.75%, due 11/15/08............................49,659,480
-----------------------------------------------------------------------
Total U.S. Government Obligations (cost $164,659,708).......162,147,482
-----------------------------------------------------------------------

Short-Term Corporate Note - 2.1%
              CIT Group Holdings, Inc.
  45,100,000  4.90%, 5/3/99 (amortized cost $45,087,723).....45,087,723
-----------------------------------------------------------------------
Total Investments (total cost $1,831,188,494) - 99.2%.....2,133,115,568
-----------------------------------------------------------------------
Cash, Receivables and Other Assets, net of
 Liabilities - 0.8%..........................................17,030,458
-----------------------------------------------------------------------
Net Assets - 100%........................................$2,150,146,026
-----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 1999

COUNTRY                % OF INVESTMENT SECURITIES          MARKET VALUE
-----------------------------------------------------------------------
Bermuda                                      2.9%        $   61,840,451
Canada                                       1.2%            24,836,000
Finland                                      0.6%            13,249,145
Ireland                                        --               767,014
Netherlands                                  0.5%            10,769,328
United Kingdom                               2.6%            55,194,131
United States(++)                           92.2%         1,966,459,499
-----------------------------------------------------------------------
Total                                      100.0%        $2,133,115,568

(++)Includes Short-Term Securities (92.6% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 1999

CURRENCY SOLD AND            CURRENCY           CURRENCY    UNREALIZED
SETTLEMENT DATE            UNITS SOLD    VALUE IN $ U.S.   GAIN/(LOSS)
----------------------------------------------------------------------
British Pound 10/21/99      5,900,000         $9,484,250      $47,569
----------------------------------------------------------------------
Total                                         $9,484,250      $47,569

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   11

Janus Enterprise Fund

     [James P. Goff Photo]
     James Goff
     portfolio manager

Janus Enterprise Fund showed banner performance during the six-month period ended April 30, 1999, gaining a vigorous 57.55%. By comparison, the Standard & Poor's 400 MidCap Index returned 18.86%.(1) These results placed the Fund 8th out of 349 midcap funds tracked by Lipper, Inc., a leading mutual fund rating company, for the 12-month period ended April 30, 1999.(2)

I attribute the sharp divergence between the Fund's returns and those of its benchmark to differences in composition. While I adhere to my discipline of investing in midcap stocks, I've concentrated the portfolio on quality growth opportunities such as those in the technology, telecommunications, media, and cable areas. This concentration, in addition to our ability to avoid some of the market's numerous blowups, helped us outperform the rank and file of the midcap market and also the broader equity universe.

One trend we are particularly excited about is the rapid growth of the Internet. We believe the Internet has the potential to transform not only our economy, but also our everyday lives. A tremendous investment opportunity in this area is Internet auction site eBay. With 87% of all online auction listings and 97.5% of all sales, eBay is clearly dominating this emerging market. Furthermore, this company has strong growth prospects, especially in light of its recent partnership with America Online (AOL), which gives it preferential access to the roughly 18 million AOL subscribers. Consequently, many businesses needing to target large audiences are doing so through eBay.

We also added a new position in Exodus Communications. As companies build out their Web offerings, they need a secure way of storing computer platforms that house their data. Exodus builds and maintains guarded, climate-controlled bunkers that provide backup power systems and telecommunications networks to ensure companies secure, sustained operations of their online systems. The growth potential of this market is tremendous, and we are very excited about Exodus' leadership position.

The explosion in Internet use is also driving growth in other areas, including telecommunications. The rapid expansion in data communication and networking needs is increasing demand for high-capacity broadband networks. This has created opportunities for up-and-coming telecommunications providers such as Metromedia Fiber Network and Nextlink Communications, two new positions in the Fund that were also strong-performing holdings during the period. These companies are incorporating the most up-to-date fiber-optic technology into their new networks, giving them an advantage over traditional telephone companies that are burdened by older, less-efficient equipment.

The buildout of broadband telecommunications networks is also benefiting a number of our cable holdings. With their established broadband pipeline into the home, cable franchises can provide the vital last-mile link between these new fiber-optic networks and the end consumer. Additionally, companies are leveraging their systems by generating more revenue streams through new services such as high-speed Internet access and cable telephony. As the strategic value of these cable networks gains recognition, we see it working to the advantage of a number of our smaller cable holdings, including TCA Cable TV and Adelphia Communications.

Portfolio Profile        April 30, 1999   October 31, 1998
----------------------------------------------------------
Equities                          98.1%              96.4%
  Foreign                          7.1%              10.2%
Top 10 Equities (% of Assets)     41.0%              48.6%
Number of Stocks                     48                 43
Cash & Cash Equivalents            1.9%               3.6%
----------------------------------------------------------
TOP 5 INDUSTRIES         April 30, 1999   October 31, 1998
----------------------------------------------------------
Retail - Internet                  9.0%               0.4%
Telecommunication
  Services                         8.7%                 --
Radio                              8.7%              13.5%
Internet Software                  8.3%               3.3%
Cable Television                   6.9%               2.0%
----------------------------------------------------------

Top 10 Equity Holdings                April 30, 1999   October 31, 1998
-----------------------------------------------------------------------
Apollo Group, Inc. - Class A                    5.5%               7.6%
eBay, Inc.                                      4.9%                 --
Vitesse Semiconductor Corp.                     4.6%               8.5%
Amazon.com, Inc.                                4.1%               0.4%
Exodus Communications, Inc.                     3.9%                 --
Heftel Broadcasting Corp. - Class A             3.8%               4.3%
Metromedia Fiber Network,
  Inc. - Class A                                3.8%                 --
Paychex, Inc.                                   3.7%               4.0%
VERITAS Software Corp.                          3.4%               4.3%
NEXTLINK Communications, Inc.                   3.3%                 --
-----------------------------------------------------------------------

(1) Both returns include reinvested dividends.

(2) A midcap fund is defined by Lipper, Inc. as a "fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $5 billion at the time of purchase." As of April 30, 1999, Janus Enterprise Fund ranked 5/121 for the 5-year performance period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.


 12  Janus Equity Funds / April 30, 1999

While we were pleased with our overall performance, a few of our holdings underperformed. An example is Apollo Group, which owns the University of Phoenix, a nontraditional institution that caters to working adults. A cloud has been lingering over this company regarding a negative Department of Education (D.O.E.) review that failed to take into account the University's nontraditional format. Following a rebuttal from the University, the D.O.E. conducted further inquiry and is now expected to issue a retraction. Meanwhile, the company is expanding into new markets, receiving approval to open facilities in Pennsylvania and Maryland. Because we believe Apollo's business fundamentals are still strong, we continue to hold its stock.

Looking ahead, we remain upbeat on prospects for the U.S. economy and are beginning to see signs of improvement in Japan and the emerging market economies. Nonetheless, we will continue to keep a close eye on inflationary pressures, especially on labor costs, which we view to be the biggest risk to the economy in this tight job market.

We'll also continue to apply Janus' exacting research standards and discipline to finding growth companies with strong management and unique business models that can withstand new competitors and economic cycles. Our goal is to find earnings growth that lasts. Through this approach, I believe we can keep producing impressive results for our investors.

Thank you for your investment in Janus Enterprise Fund.

          PERFORMANCE OVERVIEW
          [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of green. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund at $43,005 as compared to the S&P MidCap 400 Index at $30,919.

             Average Annual Total Return
             for the periods ended April 30, 1999
             One Year, 49.07%
             Five Year, 24.93%
             Since 9/1/92*, 24.49%

             JANUS ENTERPRISE FUND - $43,005

             S&P MidCap 400 Index - $30,919


*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Common Stock - 98.1%

Advertising Sales - 0.9%
     388,475  Outdoor Systems, Inc.*........................$ 9,784,714

Airlines - 1.0%
     235,686  Ryanair Holdings PLC (ADR)*....................10,546,948

Audio and Video Products - 1.7%
     181,615  Gemstar International Group, Ltd.*.............19,137,681

Broadcast Services and Programming - 3.2%
     502,620  Clear Channel Communications, Inc.*............34,932,090

Cable Television - 6.9%
     452,080  Adelphia Communications Corp. - Class A*.......30,854,460
     956,720  Rogers Communications, Inc.*...................17,878,705
     538,160  TCA Cable TV, Inc..............................26,807,095
                                                             75,540,260
Cellular Telecommunications - 2.5%
     884,810  Crown Castle International Corp.*..............16,921,991
     258,365  Sprint Corp./PCS Group*........................10,948,217
                                                             27,870,208
Circuits - 4.6%
   1,093,695  Vitesse Semiconductor Corp.*...................50,651,750

Commercial Banks - 1.8%
     647,380  Firstar Corp. ................................$19,461,861

Commercial Services - 3.7%
     806,073  Paychex, Inc...................................41,160,103

Computer Data Security - 0.9%
      85,410  VeriSign, Inc.*.................................9,822,150

Computer Services - 2.3%
     524,225  CheckFree Holdings Corp.*......................25,162,800

Computers - Memory Devices - 3.4%
     529,695  VERITAS Software Corp.*........................37,608,345

Fiber Optics - 5.0%
     298,920  E-Tek Dynamics, Inc.*..........................12,853,560
     494,855  Metromedia Fiber Network, Inc. - Class A*......41,691,534
                                                             54,545,094
Finance - Investment Bankers/Brokers - 1.7%
     164,548  Charles Schwab Corp............................18,059,143

Human Resources - 0.8%
     833,342  Capita Group PLC................................8,801,972

Internet Content - 0.4%
      38,385  Inktomi Corp.*..................................4,596,604

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   13

Janus Enterprise Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                MARKET VALUE
-----------------------------------------------------------------------
Internet Software - 8.3%
     129,835  Concentric Network Corp.*.....................$10,841,222
     481,730  Exodus Communications, Inc.*...................43,415,916
      88,520  MindSpring Enterprises, Inc.*...................8,580,907
     498,040  PSINet, Inc.*..................................25,151,020
      50,315  Verio, Inc.*....................................3,572,365
                                                             91,561,430
Lasers - Systems and Components - 1.0%
      89,700  Uniphase Corp.*................................10,887,337

Medical - Drugs - 4.4%
     310,853  MedImmune, Inc.*...............................17,135,772
     369,225  Sepracor, Inc.*................................31,199,512
                                                             48,335,284
Medical - Generic Drugs - 1.5%
     416,085  Watson Pharmaceuticals, Inc.*..................16,851,442

Radio - 8.7%
     392,655  Chancellor Media Corp.*........................21,546,943
     769,515  Heftel Broadcasting Corp. - Class A*...........41,842,378
     402,625  Jacor Communications, Inc.*....................32,310,656
                                                             95,699,977
Resorts and Theme Parks - 0.6%
     197,870  Premier Parks, Inc.*............................6,838,882

Retail - Catalog Shopping - 0.6%
     300,000  MSC Industrial Direct Co., Inc. - Class A*......6,468,750

Retail - Internet - 9.0%
     264,335  Amazon.com, Inc.*..............................45,482,141
     259,175  eBay, Inc.*....................................53,940,797
                                                             99,422,938
Retail - Restaurants - 1.8%
   1,348,249  PizzaExpress PLC...............................19,862,964

Schools - 6.5%
   2,448,641  Apollo Group, Inc. - Class A*..................60,603,865
     426,425  ITT Educational Services, Inc.*................10,474,064
                                                             71,077,929
Telecommunication Services - 8.7%
     285,940  Level 3 Communications, Inc.*..................25,752,471
     625,070  McLeodUSA, Inc. - Class A*.....................35,042,987
     371,965  MetroNet Communications Corp.*.................20,644,058
     187,230  NTL, Inc.*.....................................14,276,288
                                                             95,715,804
Telephone - Integrated - 3.3%
     498,710  NEXTLINK Communications, Inc.*..............$  36,530,507

Television - 1.1%
     209,250  Univision Communications, Inc. - Class A*......12,110,344

Therapeutics - 0.1%
      16,865  QLT PhotoTherapeutics, Inc.*......................770,520

Wireless Equipment - 1.7%
     494,650  American Tower Corp.*..........................10,480,397
     146,540  RF Micro Devices, Inc.*.........................8,187,923
                                                             18,668,320
-----------------------------------------------------------------------
Total Common Stock (cost $748,719,443)....................1,078,484,151
-----------------------------------------------------------------------

Short-Term Corporate Note - 2.1%
              CIT Group Holdings, Inc.
 $23,200,000  4.90%, 5/3/99 (amortized cost $23,193,684).....23,193,684
-----------------------------------------------------------------------
Total Investments (total cost $771,913,127) - 100.2%......1,101,677,835
-----------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other
 Assets - (0.2%)............................................(1,702,275)
-----------------------------------------------------------------------
Net Assets - 100%........................................$1,099,975,560
-----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 1999

COUNTRY                % OF INVESTMENT SECURITIES         MARKET VALUE
-----------------------------------------------------------------------
Canada                                       3.6%        $   39,293,283
Ireland                                      0.9%            10,546,948
United Kingdom                               2.6%            28,664,936
United States(++)                           92.9%         1,023,172,668
-----------------------------------------------------------------------
Total                                      100.0%        $1,101,677,835

(++)Includes Short-Term Securities (90.8% excluding Short-Term Securities)

See Notes to Schedules of Investments.

 14  Janus Equity Funds / April 30, 1999

                                                       Janus Equity Income Fund

                                                          [Blaine Rollins Photo]
                                                          Blaine Rollins
                                                          portfolio manager

I'm pleased to report that for the six months ended April 30, 1999, Janus Equity Income Fund returned 41.53%, outperforming the Standard & Poor's 500 Index, which gained 22.31%.(1) Additionally, for the 12 months ended April 30, 1999, the Fund achieved top-quartile performance, ranking an impressive 2nd out of 236 equity income funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Vigorous economic growth in the U.S. supported a strong domestic equity market during the period. Meanwhile, slower growth abroad helped keep inflation in check and interest rates low. In this environment, we continued to focus on achieving the highest returns possible for our investors while minimizing risk. We did this by investing in a mix of equity and income-producing securities of companies that have maintained sound fundamentals and solid growth. Many of these companies are capitalizing on powerful growth trends in the economy, including robust consumer spending, the rising use of the Internet, and changes in the global telecommunications industry.

In retailing, Costco, the membership-based discount retailer, was one of the fastest-growing businesses in the Fund. Because of the tremendous volume of its business, Costco can negotiate deep discounts from suppliers on everything from bulk foods to computers. It then passes these discounts along to its customers, creating tremendous loyalty and attracting more members to its existing stores. We believe this is a compelling blueprint for growth, which the company is carrying over into new geographic markets.

We also continued to benefit from the ongoing success of Cisco Systems. As the leading supplier of networking equipment and architecture, this company has a stake in two exciting developments currently helping to drive the economy - the expansion of the Internet and the buildout of fiber-optic telecommunications networks. In addition to having one of the best-managed companies in the industry, we believe the long-term prospects for Cisco are strong.

The growth in networking and broadband telecommunications is also creating value for our cable holdings, including Comcast and Cox Communications (via the Merrill Lynch STRYPES convertible preferred stock). Cable networks are increasingly viewed as vital pipelines that will allow the delivery of cable telephony services, Internet access and expanded video offerings into consumers' homes. Another company that is positioned to take advantage of these new capabilities is Time Warner, which recently entered into an agreement with AT&T to develop telephone services over its network. We were able to capitalize on Time Warner's growth through our convertible bond position in Houston Industries, which provided us upside movement with Time Warner's stock, in addition to an attractive yield.

The Fund also benefited from several of its other convertible positions. These helped boost the overall risk/return profile and gave us a way to leverage the work Janus analysts have done in various areas of the economy. For example, we recently uncovered some great opportunities in networking and telecommunications, including Qwest Communications, a telecommunications company that also builds fiber-optic networks for other communications providers, and Exodus Communications, a company that provides secure storage facilities for corporate networking platforms.

                                                        (continued on next page)

Portfolio Profile        April 30, 1999   October 31, 1998
----------------------------------------------------------
Equities                          48.7%              61.6%
Fixed-Income Securities
  Investment-Grade
    Corporate Bonds                4.4%               0.7%
  High-Yield/High-Risk
    Corporate Bonds               21.8%               9.5%
  Preferred Stock                 24.3%              21.6%
Top 10
  Equities/Preferred
  (% of Assets)                   31.8%              40.7%
Number of Stocks                     58                 42
Cash & Cash Equivalents            0.8%               6.6%
----------------------------------------------------------
TOP 5 INDUSTRIES         April 30, 1999   October 31, 1998
----------------------------------------------------------
Cable Television                  19.0%              15.1%
Internet Software                  8.3%               1.0%
Electric - Integrated              6.0%               7.0%
Retail - Internet                  5.0%                 --
Telecommunication
  Services                         4.6%                 --
----------------------------------------------------------

Top 10 Equity/Preferred Holdings      April 30, 1999   October 31, 1998
-----------------------------------------------------------------------
Houston Industries, Inc.,
  convertible, 7.00%                            6.0%               7.0%
MediaOne Group, Inc., convertible,
  4.50%                                         4.7%               4.3%
Adelphia Communications
  Corp. - Series D, convertible,
  5.50%                                         3.9%                 --
Charles Schwab Corp.                            2.9%               2.6%
Cisco Systems, Inc.                             2.6%               2.2%
Bank of New York Co., Inc.                      2.6%               4.3%
Univision Communications,
  Inc. - Class A                                2.4%               2.1%
Comcast Corp. - Special Class A                 2.3%               4.8%
Merrill Lynch & Co., Inc.,
  convertible, 6.00%, STRYPES (Cox
  Communications, Inc.)                         2.2%                 --
eBay, Inc.                                      2.2%                 --
-----------------------------------------------------------------------

(1) Both returns include reinvested dividends.

(2) An equity income fund is defined by Lipper, Inc. as "a fund which seeks relatively high current income and growth of income through investing 60% or more of its portfolio in equities." Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.


                                        Janus Equity Funds / April 30, 1999   15

In spite of its strong performance, the Fund did experience some disappointments during the period. Robert Half International, a staffing agency, suffered in reaction to investor perception that businesses will need fewer temporary employees if the domestic economy slows in the coming months. Nonetheless, we maintained our position in the company because of our belief that the market overreacted to this fear and that Robert Half's strong business fundamentals will eventually help it regain momentum.

Additionally, a number of our pharmaceutical holdings struggled against concerns that the government could take a more active role in regulating drug prices. In light of these pressures, we rotated out of more expensive pharmaceutical stocks, such as Warner-Lambert, while raising our exposure to several up-and-coming drug companies, like Pharmacia & Upjohn, that are developing promising new products.

Our near-term outlook for the economy is that growth and moderate inflation will persist here in the U.S. However, to ensure that we're invested in the best companies no matter what the economy is doing, our analysts and I visit nearly every company in the Fund. It's our belief that this hands-on, detailed approach will continue to help us produce solid results for our investors now and in the future.

I appreciate your confidence and your continued investment in Janus Equity Income Fund.
              PERFORMANCE OVERVIEW
              [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Equity Income Fund and the S&P 500 Index. Janus Equity Income Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through April 30, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Equity Income Fund at $24,724 as compared to the S&P 500 Index at $20,884.

                 Average Annual Total Return
                 for the periods ended April 30, 1999
                 One Year, 40.72%
                 Since 6/28/96*, 37.56%

                 JANUS EQUITY INCOME FUND - $24,724

                 S&P 500 Index - $20,884


* The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                 MARKET VALUE
-----------------------------------------------------------------------
Common Stock - 48.7%

Brewery - 1.0%
     127,830  Heineken N.V. ................................$ 6,423,817

Cable Television - 3.3%
      37,545  Adelphia Communications Corp. - Class A*........2,562,446
     223,509  Comcast Corp. - Special Class A................14,681,747
      75,000  TCA Cable TV, Inc. .............................3,735,937
                                                             20,980,130
Circuits - 2.5%
     145,370  Linear Technology Corp. ........................8,267,919
     133,490  Maxim Integrated Products, Inc.*................7,475,440
                                                             15,743,359
Commercial Banks - 1.7%
      66,440  Carolina First Corp. ...........................1,793,880
     150,450  Firstar Corp. ..................................4,522,903
       7,485  M & T Bank Corp. ...............................4,184,115
                                                             10,500,898
Commercial Services - 0.8%
      98,140  Paychex, Inc. ..................................5,011,274
Computer Software - 1.4%
      84,365  Microsoft Corp.*................................6,859,929
     127,545  Wind River Systems, Inc.*.......................1,913,175
                                                              8,773,104
Computers - Micro - 0.4%
      54,580  Dell Computer Corp.*..........................$ 2,248,014

Cruise Lines - 1.4%
     152,955  Carnival Corp. .................................6,309,394
      62,918  Royal Caribbean Cruises, Ltd. ..................2,324,034
                                                              8,633,428
Data Processing and Management - 0.3%
      34,110  Fiserv, Inc.*...................................1,997,567

Diversified Operations - 0.7%
      56,395  Tyco International, Ltd. .......................4,582,094

Electronic Components - Semiconductor - 0.5%
      32,895  Texas Instruments, Inc. ........................3,359,402

Finance - Credit Card - 0.8%
      40,460  American Express Co. ...........................5,287,616

Finance - Investment Bankers/Brokers - 2.9%
     166,102  Charles Schwab Corp. ..........................18,229,695

Finance - Mortgage Loan Banker - 0.4%
      39,230  Fannie Mae......................................2,782,878

Human Resources - 0.3%
      86,722  Robert Half International, Inc.*................2,070,488

Instruments - Scientific - 1.2%
     187,315  Dionex Corp.*...................................7,679,915

See Notes to Schedules of Investments.

 16  Janus Equity Funds / April 30, 1999

                                                       Janus Equity Income Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                 MARKET VALUE
-----------------------------------------------------------------------
Investment Management and Advisory Services - 0.4%
      83,625  Affiliated Managers Group, Inc.*..............$ 2,430,352

Life and Health Insurance - 2.1%
     204,057  Reinsurance Group of America, Inc. .............8,723,437
     193,805  StanCorp Financial Group, Inc.*.................4,663,433
                                                             13,386,870
Medical - Drugs - 2.2%
      42,515  Pfizer, Inc. ...................................4,891,882
     105,365  Pharmacia & Upjohn, Inc. .......................5,900,440
      62,000  Schering-Plough Corp. ..........................2,995,375
                                                             13,787,697
Medical Information Systems - 0.4%
      89,510  IMS Health, Inc. ...............................2,685,300

Money Center Banks - 2.6%
     402,260  Bank of New York Co., Inc. ....................16,090,400

Multimedia - 2.0%
      66,825  Meredith Corp. .................................2,451,642
     251,520  Viacom, Inc. - Class B*........................10,280,880
                                                             12,732,522
Networking Products - 2.6%
     141,577  Cisco Systems, Inc.*...........................16,148,627

Optical Supplies - 1.3%
      37,525  Allergan, Inc. .................................3,372,559
      62,970  Bausch & Lomb, Inc. ............................4,722,750
                                                              8,095,309
Pipelines - 1.7%
     140,960  Enron Corp. ...................................10,607,240

Property and Casualty Insurance - 3.0%
     135,435  Mutual Risk Management, Ltd. ...................5,265,036
      93,325  Progressive Corp. .............................13,392,137
                                                             18,657,173
Radio - 2.6%
     158,205  Heftel Broadcasting Corp. - Class A*............8,602,397
     288,040  Infinity Broadcasting Corp. - Class A*..........7,975,108
                                                             16,577,505
Retail - Discount - 1.1%
      85,895  Costco Companies, Inc.*.........................6,952,127

Retail - Internet - 2.8%
      21,165  Amazon.com, Inc.*...............................3,641,703
      66,465  eBay, Inc.*....................................13,833,028
                                                             17,474,731
Super-Regional Bank - 1.0%
      65,145  Northern Trust Corp. ...........................6,066,628

Telecommunication Equipment - 0.9%
      10,722  Nokia Oyj - Class A...............................829,201
      61,716  Nokia Oyj (ADR) - Class A.......................4,578,556
                                                              5,407,757
Television - 2.4%
     263,158  Univision Communications, Inc. - Class A*....$ 15,230,269
-----------------------------------------------------------------------
Total Common Stock (cost $221,900,140)......................306,634,186
-----------------------------------------------------------------------
Corporate Bonds - 25.6%

Advertising Agencies - 0.7%
 $ 2,000,000  Omnicom Group, 4.25%
               convertible subordinated debentures, due
               1/3/07.........................................4,650,000

Applications Software - 0.8%
  13,145,000  Citrix Systems, Inc., zero coupon
               convertible subordinated debentures,
               due 3/22/19(+).................................4,962,237

Automotive - Truck Parts and Equipment - 1.2%
   7,400,000  Federal-Mogul Corp., 7.50%
               notes, due 1/15/09(+)..........................7,233,500

Cable Television - 4.0%
              Adelphia Communications Corp.:
   1,150,000  8.375%, senior notes, due 2/1/08................1,181,625
   7,400,000  7.75%, senior notes, due 1/15/09(+).............7,381,500
   5,000,000  7.875%, senior notes, due 5/1/09................5,012,500
   9,000,000  Charter Communications Holdings L.L.C.
               8.625%, senior notes, due 4/1/09(+)............9,225,000
   2,111,000  Classic Cable, Inc., 9.875%
               senior subordinated notes, due 8/1/08..........2,248,215
                                                             25,048,840
Casino Hotels - 0.3%
              Station Casinos, Inc.:
     150,000  10.125%, senior subordinated notes,
               due 3/15/06......................................164,010
   1,846,000  8.875%, senior subordinated notes,
               due 12/1/08....................................1,910,610
                                                              2,074,620
Computer Services - 0.1%
     591,000  Globix Corp., 13.00%
               senior notes, due 5/1/05.........................601,343

Computer Software - 1.2%
   4,647,000  Aspen Technology, Inc., 5.25%
               convertible subordinated debentures,
               due 6/15/05....................................2,654,599
   5,815,000  Wind River Systems, Inc., 5.00%
               convertible subordinated notes, due 8/1/02.....4,848,256
                                                              7,502,855
Computers - Memory Devices - 0.2%
     750,000  VERITAS Software Corp., 5.25%
               convertible subordinated notes, due 11/1/04....1,318,125

Diversified Operations - 1.4%
              Tyco International Group S.A.:
   7,187,000  6.125%, notes, due 11/1/08......................7,007,325
   1,583,000  6.125%, notes, due 1/15/09......................1,541,446
                                                              8,548,771

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   17

Janus Equity Income Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                 MARKET VALUE
-----------------------------------------------------------------------
Fiber Optics - 0.3%
  $2,000,000  Metromedia Fiber Network, Inc., 10.00%
               senior notes, due 11/15/08(+)................$ 2,165,000

Finance - Other Services - 1.2%
   7,195,000  Newcourt Credit Group, Inc., 6.875%
               notes, due 2/16/05(+)..........................7,347,894

Food - Retail - 0%
      78,000  Marsh Supermarkets, Inc., 8.875%
               company guaranteed notes, due 8/1/07..............82,290

Hotel and Motels - 0%
     236,000  HMH Properties, Inc., 7.875%
               company guaranteed notes, due 8/1/08.............228,330

Human Resources - 0.4%
   2,925,000  Interim Services, Inc., 4.50%
               convertible subordinated notes, due 6/1/05.....2,318,062

Internet Software - 6.2%
   1,315,000  America Online, Inc., 4.00%
               convertible subordinated notes, due 11/15/02..14,070,500
              Exodus Communications, Inc.:
   6,510,000  5.00%, convertible subordinated notes,
               due 3/15/06(+)................................13,337,362
   5,527,000  11.25%, senior notes, due 7/1/08................6,065,882
   5,306,000  MindSpring Enterprises, Inc., 5.00%
               notes, due 4/15/06.............................5,644,257
                                                             39,118,001

Leisure, Recreation and Gaming - 0%
     235,000  Hard Rock Hotel, Inc., 9.25%
               senior subordinated notes, due 4/1/05............225,012

Retail - Building Products - 1.2%
   2,860,000  Home Depot, Inc., 3.25%
               convertible subordinated notes, due 10/1/01....7,217,925

Retail - Catalog Shopping - 0%
      47,000  R.H. Donnelly, Inc., 9.125%
               senior subordinated notes, due 6/1/08.............49,879

Retail - Internet - 2.2%
   6,577,000  Amazon.com, Inc., 4.75%
               convertible subordinated debentures,
               due 2/1/09(+)..................................8,311,684
   3,425,000  Beyond.com Corp., 7.25%
               convertible subordinated notes, due
               12/1/03(+).....................................5,561,344
                                                             13,873,028
Retail - Music Store - 0.1%
     305,000  MTS, Inc., 9.375%
               senior subordinated notes, due 5/1/05............302,331

Retail - Restaurants - 0.1%
     448,000  Tricon Global Restaurants, Inc., 7.45%
               senior notes, due 5/15/05........................456,400

Telecommunication Services - 2.8%
   2,184,000  Bresnan Communications Holding Co., 8.00%
               senior notes, due 2/1/09(+)....................2,244,060
   7,400,000  Level 3 Communications, Inc., 9.125%
               senior notes, due 5/1/08.......................7,548,000

Telecommunication Services - (continued)
  $2,000,000  McLeodUSA, Inc., 9.25%
               senior notes, due 7/15/07....................$ 2,105,000
   4,165,000  NTL, Inc., 7.00%
               convertible subordinated notes, due
               12/15/08(+)....................................5,950,744
                                                             17,847,804
Telephone - Integrated - 0.8%
              Intermedia Communications, Inc. - Series B:
   2,269,000  8.50%, senior notes, due 1/15/08................2,257,655
     837,000  8.60%, senior notes, due 6/1/08...................837,000
   2,000,000  NEXTLINK Communications, Inc., 10.75%
               senior notes, due 11/15/08.....................2,150,000
                                                              5,244,655
Telephone - Long Distance - 0.4%
   2,000,000  Qwest Communications International, Inc.
               10.875%, senior notes, due 4/1/07..............2,307,500
-----------------------------------------------------------------------
Total Corporate Bonds (cost $139,377,356)...................160,724,402
-----------------------------------------------------------------------

Foreign Bond - 0.6%

GBP 3,651,000 COLT Telecom Group PLC, 2.00%
               convertible bonds, due 3/29/06
               (cost $3,981,846)(+)...........................3,843,277
-----------------------------------------------------------------------

Preferred Stock - 24.3%

Automotive - Truck Parts and Equipment - 1.4%
     163,895  Federal-Mogul Financing Trust Corp.,
               convertible, 7.00%.............................8,973,251

Cable Television - 11.7%
     120,000  Adelphia Communications Corp.
               - Series D, convertible, 5.50%................24,540,000
     182,519  MediaOne Group, Inc., convertible, 4.50%.......29,385,559
      67,775  MediaOne Group, Inc., convertible, 6.25%........5,430,472
     223,643  Merrill Lynch & Co., Inc., convertible, 6.00%
               STRYPES (Cox Communications, Inc.)............14,033,598
                                                             73,389,629
Cruise Lines - 1.9%
     103,645  Royal Caribbean Cruises, Ltd., convertible,
               7.25%.........................................11,919,175

Electric - Integrated - 6.0%
     319,050  Houston Industries, Inc., convertible, 7.00%...37,647,900

Internet Software - 2.1%
     254,160  PSINet, Inc. - Series C, convertible, 6.75%....12,962,160

Telecommunication Services - 1.2%
     102,765  Qwest Trends Trust, convertible, 5.75%(+).......7,630,301
-----------------------------------------------------------------------
Total Preferred Stock (cost $127,884,098)...................152,522,416
-----------------------------------------------------------------------

Warrants - 0%
         591  Bell Technology Group, Ltd.
               - expires 5/1/05* (cost $0).......................93,083
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

 18  Janus Equity Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                 MARKET VALUE
-----------------------------------------------------------------------
Short-Term Corporate Note - 1.6%
              Household Finance Corp.
 $10,300,000  4.88%, 5/3/99 (amortized cost
               $10,297,208)................................$ 10,297,208
-----------------------------------------------------------------------
Total Investments - (total cost $503,440,648) - 100.8%......634,114,572
-----------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other
 Assets - (0.8%)............................................(4,846,019)
-----------------------------------------------------------------------
Net Assets - 100%..........................................$629,268,553
-----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 1999

COUNTRY                % OF INVESTMENT SECURITIES        MARKET VALUE
---------------------------------------------------------------------
Bermuda                                      2.9%        $ 18,395,901
Canada                                       1.1%           7,347,894
Finland                                      0.9%           5,407,757
Netherlands                                  1.0%           6,423,817
United Kingdom                               0.6%           3,843,277
United States(++)                           93.5%         592,695,926
---------------------------------------------------------------------
Total                                      100.0%        $634,114,572

(++)Includes Short-Term Securities (91.8% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   19

Janus Global Life Sciences Fund

     [Tom Malley Photo]
     Thomas Malley
     portfolio manager

Janus Global Life Sciences Fund opened on December 31, 1998. Before going into detail about its performance, I'd like to thank you for your investment in this new fund.

During the four months since its inception, Janus Global Life Sciences Fund returned 2.90%, while its benchmark, the S&P 500 Index, gained 9.05%.(1) Relative to its peer group, however, the Fund performed well, surpassing the (5.49%) average total return of health and biotechnology funds tracked by Lipper, Inc., a leading mutual fund rating company.(2) I'd like to add that this initial period does not begin to demonstrate the longer-term opportunities this area of the global economy represents.

Our ability to capitalize on these opportunities is at the core of the Fund's flexible mandate, which allows us to invest in a variety of companies across the life sciences universe, including biotechnology, pharmaceuticals and healthcare. Within this universe, we follow a bottom-up investment approach, identifying individual companies that, above all, offer strong volume sales growth. Additionally, we look for stable and visible earnings, dominant business franchises, solid management teams, and high profit margins and returns on invested capital. Most of our current holdings are located in the United States, however, we've invested selectively in several foreign companies offering the same combination of high-volume growth and solid fundamentals.

That said, the Fund opened during what has been a challenging few months for life sciences stocks, which have struggled against uncertainty over recent developments in Washington. In particular, there is a new Medicare benefit now on the table that would help seniors pay for prescription drugs. While a Medicare benefit would expand the overall consumption of pharmaceuticals, it could also carry with it the threat of governmental price controls. We believe this is unlikely, at least in the near term. However, even the prospect of such controls has cast a shadow over a number of our pharmaceutical stocks.

One such position was Warner-Lambert, which also suffered from some safety concerns over its diabetes drug, Rezulin, an important profit driver for the company. These concerns recently led the Food and Drug Administration to require additional labeling on the product. While we continue to monitor the situation with Rezulin, we believe the company's fast-growing cholesterol-reducing drug, Lipitor, should support healthy earnings going forward. Consequently, we maintained a position in the company.

We were able to offset some of the weakness in our pharmaceutical stocks with strong performance from our holdings in the fast-growing eye care business. Among our best performers were those capitalizing on the success of laser refractive eye surgery to correct vision impairments. This procedure offers patients clear eyesight within one week, and with its tremendous word-of-mouth appeal, demand is rising even faster than expected. Among the many reasons doctors are attracted to this surgical technique is that it allows them to treat more patients in less time, quickly recovering the cost of the required equipment. One of our larger positions in this area of the market was Laser Vision Centers, which runs outpatient centers devoted to laser refractive eye surgery. The stock gained substantially from the success of this new technology. We also benefited from our position in Allergan, a well-managed diversified life sciences company with an impressive eye care unit. This company is scoring

Portfolio Profile                        April 30, 1999
-------------------------------------------------------
Equities                                          95.6%
  Foreign                                         12.2%
Top 10 Equities (% of Assets)                     58.0%
Number of Stocks                                     28
Cash & Cash Equivalents                            4.4%
-------------------------------------------------------
TOP 5 INDUSTRIES                         April 30, 1999
-------------------------------------------------------
Medical - Drugs                                   31.2%
Optical Supplies                                  14.8%
Therapeutics                                      11.7%
Medical Laser Systems                             10.8%
Medical Instruments                               10.4%
-------------------------------------------------------

Top 10 Equity Holdings                               April 30, 1999
-------------------------------------------------------------------
QLT PhotoTherapeutics, Inc.                                   11.0%
Allergan, Inc.                                                 7.9%
Bausch & Lomb, Inc.                                            6.9%
Laser Vision Centers, Inc.                                     6.1%
Tyco International, Ltd.                                       5.5%
Boston Scientific Corp.                                        4.9%
Schering-Plough Corp.                                          4.4%
Pfizer, Inc.                                                   3.8%
Laser Center, Inc. (The)                                       3.8%
Guidant Corp.                                                  3.7%
-------------------------------------------------------------------

(1) Both returns include reinvested dividends.

(2) Lipper, Inc. defines a health and biotechnology fund as, "a fund that invests 65% of its equity portfolio in shares of companies engaged in health care, medicine, and biotechnology."

Past performance does not guarantee future results.


 20  Janus Equity Funds / April 30, 1999
tremendous volume sales growth with Alphagan, its glaucoma treatment, and Botox, its treatment for facial muscle spasms.

Another area we've emphasized is the medical device industry. Because only two or three companies typically dominate each market segment, they are less susceptible to price competition than the pharmaceutical area. Consequently, I believe the medical device business offers better near-term growth potential than the drug industry. Top-performing positions in this area included Guidant, a worldwide manufacturer of pacemakers and devices used in cardiac and vascular surgery, and Medtronic, a top-quality player across a number of different device segments. We are excited about upcoming product launches by these companies, including treatments for congestive heart failure, atrial fibrillation and abdominal aortic aneurysms.

Looking forward, I'm convinced the healthcare industry will continue to experience rapid growth, supported by demographic changes, product innovation, and the expansion of existing drugs into new markets and applications.

As we look for opportunities in the life sciences area, we'll continue to follow our flexible approach, seeking out companies that maintain high-volume sales growth, generous profit margins and substantial returns on capital. By focusing on these best-of-breed companies, I believe we can produce strong results over time for our investors.

Thank you again for your investment in Janus Global Life Sciences Fund.

              PERFORMANCE OVERVIEW
              [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through April 30, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund at $10,290 as compared to the S&P 500 Index at $10,905.

                 Cumulative Total Return
                 for the period ended April 30, 1999
                 Since 12/31/98*, 2.90%

                 JANUS GLOBAL LIFE SCIENCES FUND - $10,290

                 S&P 500 Index - $10,905



*The Fund's inception date.

Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Common Stock - 95.6%

Diversified Operations - 5.5%
     132,025  Tyco International, Ltd. .....................$10,727,031

Medical - Biomedical and Genetic - 7.7%
      96,335  Amgen, Inc.*....................................5,918,582
      55,630  Biogen, Inc.*...................................5,288,327
     293,010  Enzon, Inc.*....................................3,809,130
                                                             15,016,039
Medical - Drugs - 31.2%
     117,910  American Home Products Corp. ...................7,192,510
      52,065  Eli Lilly and Co. ..............................3,833,286
     120,440  Forest Laboratories, Inc.*......................5,359,580
      80,000  MedImmune, Inc.*................................4,410,000
      64,730  Pfizer, Inc. ...................................7,447,996
      88,115  Pharmacia & Upjohn, Inc. .......................4,934,440
         433  Roche Holding A.G.**............................5,102,309
     176,595  Schering-Plough Corp. ..........................8,531,746
      30,000  Sepracor, Inc.*.................................2,535,000
      86,380  SmithKline Beecham PLC (ADR)....................5,674,086
      53,000  Takeda Chemical Industries**....................2,304,515
      55,015  Warner-Lambert Co. .............................3,737,581
                                                             61,063,049
Medical - Generic Drugs - 1.2%
      57,685  Watson Pharmaceuticals, Inc.*.................$ 2,336,242

Medical Instruments - 10.4%
     224,155  Boston Scientific Corp.*........................9,540,597
     134,865  Guidant Corp. ..................................7,240,565
      48,515  Medtronic, Inc. ................................3,490,048
                                                             20,271,210
Medical Laser Systems - 10.8%
     202,325  Laser Center, Inc. (The)*.......................7,429,121
     283,665  Laser Vision Centers, Inc.*....................11,949,388
      99,365  Summit Technology, Inc.*........................1,732,677
                                                             21,111,186
Medical Products - 2.3%
      72,730  MiniMed, Inc.*..................................4,545,625

Optical Supplies - 14.8%
     172,100  Allergan, Inc. ................................15,467,488
     180,510  Bausch & Lomb, Inc. ...........................13,538,250
                                                             29,005,738

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   21

Janus Global Life Sciences Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Therapeutics - 11.7%
     100,000  Abgenix, Inc.*..............................$   1,462,500
     470,620  QLT PhotoTherapeutics, Inc.*...................21,501,451
                                                             22,963,951
-----------------------------------------------------------------------
Total Common Stock (cost $180,973,969)......................187,040,071
-----------------------------------------------------------------------
Short-Term Corporate Note - 0.9%
              Associates Corp. N.A.
  $1,700,000  4.92%, 5/3/99 (amortized cost $1,699,535).......1,699,535
-----------------------------------------------------------------------
Total Investments (total cost $182,673,504) - 96.5%.........188,739,606
-----------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities -3.5%..6,841,919
-----------------------------------------------------------------------
Net Assets - 100%..........................................$195,581,525
-----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 1999

COUNTRY                % OF INVESTMENT SECURITIES        MARKET VALUE
---------------------------------------------------------------------
Bermuda                                      5.7%        $ 10,727,031
Japan                                        1.2%           2,304,515
Switzerland                                  2.7%           5,102,309
United Kingdom                               3.0%           5,674,086
United States(++)                           87.4%         164,931,665
---------------------------------------------------------------------
Total                                      100.0%        $188,739,606

(++)Includes Short-Term Securities (86.5% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 1999

CURRENCY SOLD AND           CURRENCY           CURRENCY    UNREALIZED
SETTLEMENT DATE           UNITS SOLD    VALUE IN $ U.S.   GAIN/(LOSS)
---------------------------------------------------------------------
Japanese Yen 9/16/99     110,000,000          $ 921,834       $28,900
Swiss Franc 10/8/99        2,000,000          1,336,541        33,792
---------------------------------------------------------------------
Total                                        $2,258,375       $62,692

See Notes to Schedules of Investments.

 22  Janus Equity Funds / April 30, 1999

                                                   Janus  Global Technology Fund

                                                              [Mike Lu Photo]
                                                              Mike Lu
                                                              portfolio manager

I would like to express my deepest appreciation to the many investors who helped launch Janus Global Technology Fund. Since its inception on December 31, 1998, I am pleased to report that the Fund gained a robust 37.70%. In comparison, our benchmark, the S&P 500 Index, returned 9.05% for the period ended April 30, 1999.(1) Meanwhile, the average total return for science and technology funds tracked by Lipper, Inc., a leading mutual fund rating company, was 21.57%.(2)

I believe our strong performance reflects the rigorous research and analytical standards that are hallmarks of the Janus investment style. Additionally, I remain committed to the Fund's flexible charter that allows us to invest in the obvious areas such as computer hardware, software and semiconductors, as well as technology-driven businesses outside the traditional tech realm. We've identified many of these opportunities in the areas of networking, Web enablement and telecommunications - three of the fastest-growing segments in the global economy.

We believe the Internet, along with corporate intranets and extranets, will fundamentally change the way people conduct business. While we find these opportunities exciting, we remain selective in our approach to Internet stocks. In practice, this means seeking out companies we see as either underappreciated by the market or that offer added value beyond their status as an Internet company. For example, our enthusiasm for Web portal company Excite, a business in which we see tremendous growth potential, stems in part from its MatchLogic software division. MatchLogic tracks and reports the browsing and buying behavior of Web users - information the company then sells to advertisers, who use it to better target and personalize their marketing messages.
We have also invested in a number of companies that have a stake in making the Internet more accessible and user-friendly. These "Web enablers" include software, hardware and service providers. VERITAS Software, for instance, is a storage management software company benefiting from both the dramatic increase in the amount of data currently being generated, as well as the subsequent need to store this data. This company provides storage management solutions across principal platforms, including UNIX and Windows NT, and is the storage volume manager of choice for many server hardware manufacturers.

Our Web enablement positions in the hardware business include Cisco Systems and Sun Microsystems, both of which contributed significantly to the Fund's gains. As the market leader in net-working technology, Cisco provides the "plumbing" for the Internet. Sun Microsystems is also a leader in its market, building robust servers that host networks and Web sites. Another strong performer was Exodus Communications, one of our holdings in the Web service provider arena. Exodus is a newer company that evolved to service the outsourcing needs of Web portals and corporate intranets with round-the-clock Web hosting and broadband connectivity solutions.

In the area of wireless communications, a number of our investments have been overseas, predominantly in Europe. A standout in this group was wireless equipment manufacturer Nokia. Nokia's ability to design and efficiently produce innovative wireless handsets and infrastructure equipment remains peerless.

Despite our strong overall performance, a few of our software and service stocks, including

                                                        (continued on next page)

Portfolio Profile                        April 30, 1999
-------------------------------------------------------
Equities                                          81.9%
  Foreign                                         12.5%
  European                                         9.5%
Top 10 Equities (% of Assets)                     29.9%
Number of Stocks                                     70
Cash, Cash Equivalents &
  Fixed-Income Securities                         18.1%
-------------------------------------------------------
TOP 5 INDUSTRIES                         April 30, 1999
-------------------------------------------------------
Internet Software                                  8.7%
Networking Products                                8.7%
Electronic Components - Semiconductors             6.1%
Telecommunication Equipment                        5.8%
Computers - Micro                                  4.6%
-------------------------------------------------------

Top 10 Equity Holdings                               April 30, 1999
-------------------------------------------------------------------
Nokia Oyj (ADR) - Class A                                      4.2%
Sun Microsystems, Inc.                                         3.8%
VERITAS Software Corp.                                         3.3%
Cisco Systems, Inc.                                            3.1%
FORE Systems, Inc.                                             3.0%
Uniphase Corp.                                                 2.8%
Exodus Communications, Inc.                                    2.6%
Texas Instruments, Inc.                                        2.5%
Verio, Inc.                                                    2.4%
Sapient Corp.                                                  2.2%
-------------------------------------------------------------------

(1) Both returns include reinvested dividends.

(2) Lipper, Inc. defines a science and technology fund as, "a fund that invests 65% of its equity portfolio in science and technology stocks."

Past performance does not guarantee future results.


                                        Janus Equity Funds / April 30, 1999   23

Sapient, underperformed on market concerns that preparations for Y2K may divert corporate spending from application rollouts and system upgrades. Because we believe these concerns are overblown and have confidence in Sapient's robust business pipeline, we opportunistically added to our position. We were less optimistic regarding the underperformance of Saville Systems, which provides billing software for the telecommunications industry. Because of development difficulties, a key product was significantly delayed. Since this reflects a fundamental change in the company's outlook, we chose to sell our position.

Looking ahead, we remain very excited about the growth potential in the technology area. The outlook for this rapidly evolving industry is based on innovations that are under way right now or may take place in the near future. For this reason, we continue to do everything possible to stay on top of new developments. We read technical journals, attend trade shows, examine academic research and, of course, place a huge emphasis on hands-on research. In particular, I spend more than half my time on the road, talking face-to-face with our companies' managements, competitors and suppliers, as well as the end-users of their technology. Most important, we insist on investing in companies that are stretching and breaking existing technological boundaries. By design rather than coincidence, these same companies should also help drive the performance of Janus Global Technology Fund.

In closing, I'd like to again thank you for your investment in Janus Global Technology Fund.

              PERFORMANCE OVERVIEW
              [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through April 30, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund at $13,770 as compared to the S&P 500 Index at $10,905.

                 Cumulative Total Return
                 for the period ended April 30, 1999
                 Since 12/31/98*, 37.70%

                 JANUS GLOBAL TECHNOLOGY FUND - $13,770

                 S&P 500 Index - $10,905



* The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Common Stock - 81.9%

Applications Software - 1.4%
      63,750  Citrix Systems, Inc.*.........................$ 2,709,375
     201,560  i2 Technologies, Inc.*..........................6,827,845
      76,120  Webtrends Corp.*................................4,043,875
                                                             13,581,095
Cable Television - 0.5%
     213,494  Le Groupe Videotron ltee. ......................4,368,668

Cellular Telecommunications - 4.1%
     121,505  AirTouch Communications, Inc.*.................11,345,529
   2,116,000  China Telecom, Ltd.*............................4,832,545
     200,645  Orange PLC*.....................................2,733,075
     192,300  Orange PLC (ADR)*..............................13,100,437
     150,000  Sprint Corp./PCS Group*.........................6,356,250
                                                             38,367,836
Circuits - 2.4%
     105,650  Maxim Integrated Products, Inc.*................5,916,400
     356,485  Vitesse Semiconductor Corp.*...................16,509,711
                                                             22,426,111
Commercial Services - 1.4%
     452,615  Whittman-Hart, Inc.*...........................12,786,374

Communications Software - 0.6%
     125,900  Razorfish, Inc.*..............................$ 5,476,650

Computer Data Security - 1.9%
     120,770  Check Point Software Technologies, Ltd.*........4,257,143
     119,125  VeriSign, Inc.*................................13,699,375
                                                             17,956,518
Computer Services - 3.1%
      24,580  CheckFree Holdings Corp.*.......................1,179,840
      77,025  Electronic Data Systems Corp....................4,140,094
     338,920  Sapient Corp.*.................................21,267,230
     360,945  Technology Solutions Co.*.......................2,865,001
                                                             29,452,165
Computer Software - 1.4%
     164,640  Microsoft Corp.*...............................13,387,290

Computers - Integrated Systems - 1.2%
      40,000  Equant N.V. - New York Shares*..................3,570,000
     131,705  Extreme Networks, Inc.*.........................7,301,396
                                                             10,871,396
Computers - Memory Devices - 3.8%
      41,265  EMC Corp.*......................................4,495,306
     437,845  VERITAS Software Corp.*........................31,086,995
                                                             35,582,301

See Notes to Schedules of Investments.

 24  Janus Equity Funds / April 30, 1999

                                                   Janus Global Technology Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Computers - Micro - 4.6%
      35,230  IBM Corp. ....................................$ 7,369,676
     600,535  Sun Microsystems, Inc.*........................35,919,500
                                                             43,289,176
Electronic Components - Semiconductors - 6.1%
     400,445  Conexant Systems, Inc.*........................16,318,134
     142,925  QLogic Corp.*...................................9,995,817
     316,545  Taiwan Semiconductor Manufacturing Co., Ltd.
               (ADR)*.........................................7,597,080
     235,720  Texas Instruments, Inc. .......................24,072,905
                                                             57,983,936
Electronic Measuring Instruments - 1.8%
     353,430  Teradyne, Inc.*................................16,677,478

Fiber Optics - 2.8%
     118,850  JDS Fitel, Inc.*................................7,181,727
     232,685  Metromedia Fiber Network, Inc. - Class A*......19,603,711
                                                             26,785,438
Finance - Investment Bankers/Brokers - 0.2%
      20,000  Charles Schwab Corp. ...........................2,195,000

Health Care Cost Containment - 0.8%
     169,000  Healtheon Corp.*................................7,647,250

Internet Content - 3.4%
      80,310  DoubleClick, Inc.*.............................11,228,342
     278,570  NetGravity, Inc.*..............................11,264,674
      84,645  VerticalNet, Inc.*..............................9,607,208
                                                             32,100,224
Internet Software - 8.2%
      22,630  America Online, Inc.*...........................3,230,433
      53,145  Covad Communications Group, Inc.*...............5,101,920
     100,385  Excite, Inc.*..................................14,656,210
     270,160  Exodus Communications, Inc.*...................24,348,170
     148,475  PSINet, Inc.*...................................7,497,988
     319,200  Verio, Inc.*...................................22,663,200
                                                             77,497,921
Lasers - Systems and Components - 2.8%
     220,030  Uniphase Corp.*................................26,706,141

Machinery - General Industrial - 1.1%
     187,500  Applied Materials, Inc.*.......................10,054,688

Network Software - 3.6%
     338,210  Concord Communications, Inc.*..................15,134,898
      20,470  Marimba, Inc.*..................................1,243,553
     816,315  Novell, Inc.*..................................18,163,009
                                                             34,541,460
Networking Products - 8.7%
     261,370  Cisco Systems, Inc.*...........................29,812,516
     840,325  FORE Systems, Inc.*............................28,360,969
     350,053  International Network Services*................13,301,995
     217,705  Network Appliance, Inc.*.......................10,953,283
                                                             82,428,763
Retail - Internet - 3.3%
      48,020  Amazon.com, Inc.*.............................$ 8,262,441
      83,875  eBay, Inc.*....................................17,456,484
     116,715  USinternetworking, Inc.*........................5,967,054
                                                             31,685,979
Rubber - Tires - 0.3%
   1,045,880  Pirelli S.p.A. .................................3,198,871

Telecommunication Equipment - 5.8%
     126,555  Lucent Technologies, Inc. ......................7,609,119
     535,380  Nokia Oyj (ADR) - Class A......................39,718,504
     199,515  Terayon Communication Systems, Inc.*............8,055,418
                                                             55,383,041
Telecommunication Services - 4.0%
     135,000  COLT Telecom Group PLC*(,+).....................2,523,590
     107,500  COLT Telecom Group PLC (ADR)*...................8,210,313
     162,564  Energis PLC*....................................4,439,916
      73,740  Level 3 Communications, Inc.*...................6,641,208
      90,000  NTL, Inc.*......................................6,862,500
     100,150  Qwest Communications International, Inc.*.......8,556,565
      25,000  Telefonaktiebolaget L.M. Ericsson
               (ADR) - Class B..................................675,000
                                                             37,909,092
Telephone - Integrated - 2.1%
     110,500  NEXTLINK Communications, Inc.*..................8,094,125
     613,718  Sonera Group Oyj...............................12,141,637
                                                             20,235,762
Transportation - Air Freight - 0.5%
      46,165  FDX Corp.*......................................5,196,448
-----------------------------------------------------------------------
Total Common Stock (cost $641,813,417)......................775,773,072
-----------------------------------------------------------------------

Corporate Bonds - 1.3%

Applications Software - 0.1%
 $ 3,000,000  Citrix Systems, Inc., zero coupon
               convertible subordinated debentures,
               due 3/22/19(+).................................1,132,500

Internet Content - 0.7%
   4,000,000  DoubleClick, Inc., 4.75%
               subordinated notes, due 3/15/06(+).............7,095,000

Internet Software - 0.5%
   4,000,000  MindSpring Enterprises, Inc., 5.00%
               convertible subordinated notes, due 4/15/06....4,255,000
-----------------------------------------------------------------------
Total Corporate Bonds (cost $10,734,927).....................12,482,500
-----------------------------------------------------------------------

Short-Term Corporate Notes - 6.6%
              Associates Corp. N.A.
  45,000,000  4.92%, 5/3/99..................................44,987,700
              Household Finance Corp.
  17,600,000  4.88%, 5/3/99..................................17,595,228
-----------------------------------------------------------------------

Total Short-Term Corporate Notes (amortized cost
 $62,582,928)................................................62,582,928
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   25

Janus Global Technology Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
U.S. Government Agencies - 10.5%
              Fannie Mae:
 $50,000,000  4.73%, 6/18/99...............................$ 49,684,667
  50,000,000  4.68%, 7/13/99.................................49,540,000
-----------------------------------------------------------------------
Total U.S. Government Agencies (cost $99,210,167)............99,224,667
-----------------------------------------------------------------------
Total Investments (total cost $814,341,439) - 100.3%........950,063,167
-----------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other
 Assets - (0.3%)............................................(3,212,250)
-----------------------------------------------------------------------
Net Assets - 100%..........................................$946,850,917
-----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 1999

COUNTRY                % OF INVESTMENT SECURITIES        MARKET VALUE
---------------------------------------------------------------------
Canada                                       1.2%        $ 11,550,395
Finland                                      5.5%          51,860,141
Hong Kong                                    0.5%           4,832,545
Israel                                       0.4%           4,257,143
Italy                                        0.3%           3,198,871
Netherlands                                  0.4%           3,570,000
Sweden                                       0.1%             675,000
Taiwan                                       0.8%           7,597,080
United Kingdom                               3.3%          31,007,331
United States(++)                           87.5%         831,514,661
---------------------------------------------------------------------
Total                                      100.0%        $950,063,167

(++)Includes Short-Term Securities (70.5% excluding Short-Term Securities)

See Notes to Schedules of Investments.

 26  Janus Equity Funds / April 30, 1999

                                                   Janus Growth and Income Fund

                                                        [David J. Corkins Photo]
                                                        David Corkins
                                                        portfolio manager

I am pleased to report that for the six months ended April 30, 1999, your investment in Janus Growth and Income Fund returned 34.21%, compared with the S&P 500 Index's gain of 22.31%.(1) As a result, the Fund earned a top-quartile ranking for the 12-month period ended April 30, 1999, placing 11th out of 815 growth and income funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Our approach to managing the Fund is to emphasize the "growth" part of the equation, although in a prudent way. This means, under most market conditions, investing the majority of the Fund's assets in the common stock of companies we feel are poised for rapid earnings growth. At the same time, we won't build a position in a stock unless we've personally visited with the company's senior management and the people running the day-to-day operations. We also avoid making large bets on individual sectors, which explains the Fund's eclectic mix of stocks. And finally, we balance our growth-oriented holdings with income-producing investments, including dividend-paying stocks, convertible securities and high-yield bonds.

It's a strategy that reaped substantial rewards during the period. Contributing to these rewards was Comcast, a leading nationwide cable company. Many key cable players, including Comcast, are nearing completion of infrastructure upgrades to broadband technology, which will allow users to combine telephony, digital video and high-speed Internet access over one platform. You might ask, "Are all these additional services just pie-in-the-sky dreams?" This brings to mind the words of noted football philosopher Bear Bryant, who once told a young player, "Son, 'potential' is a French word that means...you ain't worth a damn yet." Well, I can tell you that early test market results for many of these services show surprisingly high penetration rates of more than 30%. What's more, we have done extensive research into these broadband cable opportunities and are enthusiastic in our outlook for this business.

Several of our financial services stocks also gained during the period, including American Express and American International Group (AIG). Both are new positions in the Fund and continue to appreciate because of their success in seeking out global opportunities. American Express is a great franchise that's changed its strategy somewhat by focusing more on revenue growth, while AIG is enjoying strong growth in Japan and other Asian countries because of deregulation in the insurance industry.

Another noteworthy performer in the financial arena was Firstar Corp., a leading regional bank serving the Midwest. Firstar management has a proven track record in cost cutting, capital redeployment and revenue enhancement. With Firstar's recently announced acquisition of Missouri-based Mercantile Bancorp, we're confident that the union will create new opportunities and that management will continue to execute its focused strategy.

                                                        (continued on next page)

Portfolio Profile        April 30, 1999   October 31, 1998
----------------------------------------------------------
Equities                          81.1%              74.7%
  Foreign                          7.2%               5.6%
  European                         4.5%               4.2%
Fixed-Income Securities
  Investment-Grade
    Corporate Bonds                0.1%                 --
  High-Yield/High-Risk
    Corporate Bonds                3.7%               2.6%
  Preferred Stock                  6.6%               6.6%
Top 10
  Equities/Preferred (%
  of Assets)                      30.4%              28.7%
Number of Stocks                     79                 72
Cash & Cash Equivalents            8.5%              16.1%
----------------------------------------------------------
TOP 5 INDUSTRIES         April 30, 1999   October 31, 1998
----------------------------------------------------------
Cable Television                  11.8%              12.5%
Medical - Drugs                    6.3%              14.2%
Multimedia                         5.7%               4.5%
Diversified Operations             4.8%               4.7%
Internet Software                  4.6%               1.6%
----------------------------------------------------------

Top 10 Equity/Preferred Holdings      April 30, 1999   October 31, 1998
-----------------------------------------------------------------------
America Online, Inc.                            4.2%               1.6%
Time Warner, Inc.                               3.6%               3.8%
Cisco Systems, Inc.                             3.5%               1.9%
Microsoft Corp.                                 3.5%               3.0%
Comcast Corp. - Special Class A                 3.0%               3.7%
General Electric Co.                            2.7%               2.7%
MCI WorldCom, Inc.                              2.7%               2.4%
AT&T Corp./Liberty Media
  Group - Class A                               2.5%               0.8%
Enron Corp.                                     2.4%                 --
Nokia Oyj (ADR) - Class A                       2.3%               0.5%
-----------------------------------------------------------------------

(1) Both returns include reinvested dividends.

(2) Lipper, Inc. defines a growth and income fund as one that "combines a growth of earnings orientation and an income requirement for level and/or rising dividend." As of April 30, 1999, Janus Growth and Income Fund ranked 2/319 for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.


                                        Janus Equity Funds / April 30, 1999   27

Our technology weighting also remained a significant contributor to the Fund's solid results, with notable gains by Cisco Systems, America Online and Microsoft. Meanwhile, Dell Computer slowed early in 1999 after several years of outstanding share-price growth. Although Dell is still a great company, its once-formidable competitive edge may be fading. We consequently cut our position in Dell, taking gains on the sale of these shares.

Among our disappointments were select pharmaceutical stocks, bruised by talk in Washington about regulating Medicare drug costs. Any legislation in that area would likely be a negative for drug company earnings. We either sold or reduced our positions in drug companies with weakening fundamentals that may not be able to hold up under these pressures, including Bristol Myers-Squibb and Warner-Lambert. Nevertheless, we think many observers have overestimated this factor's potential impact on the industry. Therefore, we continue to hold substantial positions in a number of other stronger-performing drug companies, including Pfizer and Pharmacia & Upjohn.

Going forward, while I view the economy with cautious optimism, I'd rather not make economic forecasts. Our focus is on finding well-managed, high-quality companies that can excel in a variety of economic environments.

Thank you once again for investing in Janus Growth and Income Fund.

              PERFORMANCE OVERVIEW
              [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund at $52,073 as compared to the S&P 500 Index at $43,795.

                 Average Annual Total Return
                 for the periods ended April 30, 1999
                 One Year, 30.92%
                 Five Year, 28.22%
                 Since 5/15/91*, 23.03%

                 JANUS GROWTH & INCOME FUND - $52,073

                 S&P 500 Index - $43,795


* The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Common Stock - 81.1%

Advertising Sales - 0.7%
   1,300,000  Outdoor Systems, Inc.*.......................$ 32,743,750

Automotive - Cars and Light Trucks - 0.7%
     525,000  Ford Motor Co..................................33,567,188

Beverages - Non-Alcoholic - 0.7%
   1,632,190  Pepsi Bottling Group, Inc......................34,378,002

Brewery - 1.0%
     600,000  Anheuser-Busch Companies, Inc..................43,875,000

Broadcast Services and Programming - 2.5%
   1,839,000  AT&T Corp./Liberty Media Group - Class A*.....117,466,125

Cable Television - 7.4%
     401,545  Adelphia Communications Corp. - Class A*.......27,405,446
     350,000  Cablevision Systems Corp.*.....................27,081,250
     396,100  Century Communications Corp. - Class A*........19,433,656
   2,100,000  Comcast Corp. - Special Class A...............137,943,750
   1,000,000  Cox Communications, Inc. - Class A*............79,375,000
     600,000  MediaOne Group, Inc.*..........................48,937,500
                                                            340,176,602
Cellular Telecommunications - 0.3%
     295,145  Sprint Corp./PCS Group*........................12,506,769

Circuits - 0.6%
     500,000  Maxim Integrated Products, Inc.*.............$ 28,000,000

Commercial Banks - 2.3%
   3,100,000  Firstar Corp...................................93,193,750
     200,000  Mercantile Bancorporation......................11,400,000
                                                            104,593,750
Commercial Services - 0.6%
     560,100  Paychex, Inc...................................28,600,106

Computer Data Security - 0.6%
     250,000  VeriSign, Inc.*................................28,750,000

Computer Software - 3.5%
   1,975,000  Microsoft Corp.*..............................160,592,188

Computers - Memory Devices - 0.6%
     235,000  EMC Corp.*.....................................25,600,313

Computers - Micro - 2.0%
     675,000  Dell Computer Corp.*...........................27,801,563
   1,075,000  Sun Microsystems, Inc.*........................64,298,438
                                                             92,100,001
Containers - Paper and Plastic - 0.5%
     400,000  Sealed Air Corp.*..............................24,325,000

See Notes to Schedules of Investments.

 28  Janus Equity Funds / April 30, 1999

                                                   Janus Growth and Income Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                MARKET VALUE
-----------------------------------------------------------------------
Cruise Lines - 0.8%
   1,000,000  Royal Caribbean Cruises, Ltd.................$ 36,937,500

Diversified Operations - 4.8%
   1,200,000  General Electric Co...........................126,600,000
   1,140,001  Tyco International, Ltd........................92,625,041
                                                            219,225,041
Electronic Components - Semiconductors - 1.9%
     760,000  Intel Corp.....................................46,502,500
     425,000  Texas Instruments, Inc.........................43,403,125
                                                             89,905,625
Finance - Credit Cards - 1.4%
     500,000  American Express Co............................65,343,750

Finance - Investment Bankers/Brokers - 1.8%
     750,000  Charles Schwab Corp............................82,312,500

Finance - Mortgage Loan Bankers - 0.9%
     575,000  Fannie Mae.....................................40,789,062

Finance - Other Services - 0.7%
     482,879  Newcourt Credit Group, Inc.....................13,511,793
     606,805  Newcourt Credit Group, Inc.
               - New York Shares.............................17,142,241
                                                             30,654,034
Food - Retail - 1.5%
   1,260,000  Fred Meyer, Inc.*..............................68,197,500

Internet Content - 2.0%
     225,000  At Home Corp. - Class A*.......................32,385,938
     295,000  DoubleClick, Inc.*.............................41,244,688
     165,000  Inktomi Corp.*.................................19,758,750
                                                             93,389,376
Internet Software - 4.5%
   1,350,000  America Online, Inc.*.........................192,712,500
     110,000  Excite, Inc.*..................................16,060,000
                                                            208,772,500
Medical - Drugs - 6.3%
     575,000  Eli Lilly and Co. .............................42,334,375
     750,000  Pfizer, Inc. ..................................86,296,875
   1,350,000  Pharmacia & Upjohn, Inc. ......................75,600,000
     775,000  Schering-Plough Corp. .........................37,442,188
     725,000  Warner-Lambert Co. ............................49,254,688
                                                            290,928,126
Medical Instruments - 1.1%
     675,000  Medtronic, Inc. ...............................48,557,812

Money Center Banks - 2.2%
     400,000  Bank of America Corp...........................28,800,000
     249,230  Bank of New York Co., Inc.......................9,969,200
     850,000  Citigroup, Inc.................................63,962,500
                                                            102,731,700
Multi-Line Insurance - 2.6%
     500,000  American Bankers Insurance Group, Inc.......$  26,218,750
     579,255  American International Group, Inc..............68,026,259
     623,489  Assicurazioni Generali**.......................24,293,903
                                                            118,538,912
Multimedia - 5.7%
     600,000  CBS Corp.*.....................................27,337,500
   2,400,000  Time Warner, Inc..............................168,000,000
   1,700,000  Viacom, Inc. - Class B*........................69,487,500
                                                            264,825,000
Networking Products - 3.5%
   1,425,000  Cisco Systems, Inc.*..........................162,539,062

Optical Supplies - 0.6%
     325,000  Allergan, Inc.*................................29,209,375

Pipelines - 2.4%
   1,461,975  Enron Corp....................................110,013,619

Radio - 1.5%
     420,000  Heftel Broadcasting Corp. - Class A*...........22,837,500
     750,000  Infinity Broadcasting Corp. - Class A*.........20,765,625
     333,310  Jacor Communications, Inc.*....................26,748,127
                                                             70,351,252
Retail - Building Products - 1.2%
     900,000  Home Depot, Inc. ..............................53,943,750

Retail - Discount - 1.4%
     800,000  Costco Companies, Inc.*........................64,750,000

Retail - Internet - 0.7%
      47,800  Amazon.com, Inc.*...............................8,224,587
     106,870  eBay, Inc.*....................................22,242,319
                                                             30,466,906
Retail - Office Products - 0.5%
     725,000  Staples, Inc.*.................................21,750,000

Telecommunication Equipment - 2.3%
   1,450,000  Nokia Oyj (ADR) - Class A.....................107,571,875

Telephone - Integrated - 1.2%
     675,000  Century Telephone Enterprises, Inc.............27,168,750
   2,856,012  Telecom Italia S.p.A.**........................30,260,616
                                                             57,429,366
Telephone - Long Distance - 2.7%
   1,500,000  MCI WorldCom, Inc.*...........................123,281,250

Transportation - Air Freight - 0.9%
     360,000  FDX Corp.*.....................................40,522,500
-----------------------------------------------------------------------
Total Common Stock (cost $2,488,041,257)..................3,740,212,187
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   29

Janus Growth and Income Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Corporate Bonds - 3.8%

Cable Television - 0.7%
 $ 3,000,000  Adelphia Communications Corp., 7.75%
               senior notes, due 1/15/09(+).................$ 2,992,500
  18,000,000  Charter Communications Holdings L.L.C.
               8.625%, senior notes, due 4/1/09(+)...........18,450,000
   1,249,000  Mediacom L.L.C., 8.50%
               senior notes, due 4/15/08......................1,277,103
   5,985,000  Rifkin Acquisition Partners L.P., 11.125%
               senior subordinated notes, due 1/15/06.........6,800,456
                                                             29,520,059
Casino Hotels - 0.1%
   4,000,000  Venetian Casino Resort L.L.C., 12.25%
               company guaranteed notes, due 11/15/04.........4,230,000

Distribution and Wholesale - 0.1%
   6,000,000  Aviation Sales Co., 8.125%
               company guaranteed notes, due 2/15/08..........6,060,000

Food - Retail - 0.3%
  10,000,000  Fred Meyer, Inc., 7.45%
               company guaranteed notes, due 3/1/08..........10,475,000
   4,000,000  Marsh Supermarkets, Inc., 8.875%
               company guaranteed notes, due 8/1/07...........4,220,000
                                                             14,695,000
Gambling - Non-Hotel Casinos - 0.1%
   3,000,000  Lady Luck Gaming Corp., 11.875%
               first mortgage notes, due 3/1/01...............3,060,000

Hotels and Motels - 0.1%
   4,000,000  Host Marriott Travel Plaza, 9.50%
               senior notes, due 5/15/05......................4,165,000

Internet Software - 0.1%
   2,785,000  Exodus Communications, Inc., 11.25%
               senior notes, due 7/1/08.......................3,056,537

Leisure, Recreation and Gaming - 0.1%
   4,000,000  Hard Rock Hotel, Inc., 9.25%
               senior subordinated notes, due 4/1/05..........3,830,000

Metal - Diversified - 0%
   1,483,000  Haynes International, Inc., 11.625%
               senior notes, due 9/1/04.......................1,330,992

Radio - 0.1%
   3,000,000  Chancellor Media Corp., 8.125%
               senior subordinated notes, due 12/15/07........3,022,500

Recreational Centers - 0%
   2,000,000  Bally Total Fitness Holding Corp., 9.875%
               senior subordinated notes, due 10/15/07........2,047,500

Resorts and Theme Parks - 0.1%
   3,000,000  Sun International Hotels, Ltd., 9.00%
               company guaranteed notes, due 3/15/07..........3,135,000

Retail - Diversified - 0%
   2,000,000  Eye Care Centers of America, Inc., 9.125%
               company guaranteed notes, due 5/1/08...........1,737,500

Retail - Internet - 1.0%
 $36,395,000  Amazon.com, Inc., 4.75%
               convertible subordinated debentures,
               due 2/1/09(+)...............................$ 45,994,181

Retail - Leisure Products - 0.1%
   4,000,000  Selmer Co., Inc., 11.00%
               senior subordinated notes, due 5/15/05.........4,270,000

Telecommunication Services - 0.8%
   8,000,000  Global Crossing Holding, Ltd., 9.625%
               company guaranteed notes, due 5/15/08..........8,940,000
  10,000,000  Level 3 Communications, Inc., 9.125%
               senior notes, due 5/1/08......................10,200,000
  12,605,000  NTL, Inc., 7.00%
               convertible subordinated notes,
               due 12/15/08(+)...............................18,009,394
                                                             37,149,394

Telephone - Local - 0.1%
   6,000,000  US WEST Communications, Inc., 5.625%
               notes, due 11/15/08............................5,737,500
-----------------------------------------------------------------------
Total Corporate Bonds (cost $162,459,568)...................173,041,163
-----------------------------------------------------------------------

Preferred Stock - 6.6%

Automotive - Cars and Light Trucks - 1.0%
      18,934  Porsche A.G.**.................................46,071,992

Automotive - Truck Parts and Equipment - 0.4%
     374,872  Federal - Mogul Financing Trust Corp.,
               convertible, 7.00%............................20,524,242

Cable Television - 3.7%
      65,500  Adelphia Communications Corp.
               - Series D, convertible, 5.50%................13,394,750
     556,000  MediaOne Group, Inc., convertible, 4.50%.......89,516,000
     210,000  MediaOne Group, Inc., convertible, 6.25%.......16,826,250
     100,000  Merrill Lynch & Co., Inc., convertible, 6.00%
               STRYPES (Cox Communications, Inc.).............6,275,000
     137,000  TCI Pacific Communications, Inc.
               - Series A, convertible, 5.00%................43,745,813
                                                            169,757,813

Cruise Lines - 0.2%
      71,000  Royal Caribbean Cruises, Ltd.,
               convertible, 7.25%.............................8,165,000

Electric - Integrated - 0.9%
     370,000  Houston Industries, Inc., convertible, 7.00%...43,660,000

Radio - 0.4%
     162,417  Chancellor Media Corp., convertible, $3.00.....17,378,619
-----------------------------------------------------------------------
Total Preferred Stock (cost $209,654,272)...................305,557,666
-----------------------------------------------------------------------

Short-Term Corporate Note - 1.5%
              CIT Group Holdings, Inc.
 $69,600,000  4.90%, 5/3/99 (amortized cost $69,581,053).....69,581,053
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

 30  Janus Equity Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
U.S. Government Agencies - 6.4%
              Fannie Mae:
 $50,000,000  4.68%, 5/10/99..............................$  49,941,500
  50,000,000  4.62%, 5/21/99.................................49,871,667
  50,000,000  4.70%, 8/13/99.................................49,338,000
  50,000,000  4.69%, 8/19/99.................................49,299,500
  50,000,000  4.66%, 10/18/99................................48,910,000
              Freddie Mac
  50,000,000  4.76%, 7/9/99..................................49,566,000
-----------------------------------------------------------------------
Total U.S. Government Agencies (cost $296,859,778)..........296,926,667
-----------------------------------------------------------------------
Total Investments (total cost $3,226,595,928) - 99.4%.....4,585,318,736
-----------------------------------------------------------------------
Cash, Receivables and Other Assets, net of
 Liabilities - 0.6%..........................................27,492,190
-----------------------------------------------------------------------
Net Assets - 100%........................................$4,612,810,926
-----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 1999

COUNTRY                % OF INVESTMENT SECURITIES          MARKET VALUE
-----------------------------------------------------------------------
Bermuda                                      2.0%        $   92,625,041
Canada                                       0.7%            30,654,034
Finland                                      2.3%           107,571,875
Germany                                      1.0%            46,071,992
Italy                                        1.2%            54,554,519
United States(++)                           92.8%         4,253,841,275
-----------------------------------------------------------------------
Total                                      100.0%        $4,585,318,736

(++)Includes Short-Term Securities (84.8% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 1999

CURRENCY SOLD AND           CURRENCY           CURRENCY    UNREALIZED
SETTLEMENT DATE           UNITS SOLD    VALUE IN $ U.S.   GAIN/(LOSS)
---------------------------------------------------------------------
Euro 7/15/99              26,000,000        $27,372,800   $2,231,840
Euro 7/22/99              26,900,000         28,306,870    3,267,640
Euro 7/28/99              14,600,000         15,357,740    1,808,940
Euro 8/5/99               11,100,000         11,669,430    1,347,540
Euro 8/12/99              11,500,000         12,084,200      744,100
---------------------------------------------------------------------
Total                                       $94,791,040   $9,400,060

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   31

Janus Mercury Fund

    [Warren B. Lammert Photo]
    Warren Lammert
    portfolio manager

Janus Mercury Fund gained 63.94% for the six months ended April 30, 1999, while the S&P 500 Index returned 22.31%.(1) These results helped the Fund achieve top-quartile performance for the 12 months ended April 30, 1999, placing it 7th out of 254 capital appreciation funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

During the period, the U.S. economy continued to surprise most investors with its resilience, easing concerns that last fall's crisis in developing economies might spark a global recession. And while the persistence of solid economic growth, low interest rates and benign inflation helped the stock market move ahead, the gains remained narrowly driven.

Turning to the Fund, many of the same themes that contributed to its solid performance in the latter half of 1998, particularly cable, wireless telecommunications and the Internet, also supported its gains for the period. A standout among our cable holdings was Denver-based United International Holdings, which owns cable systems in Europe, Latin America and Australia. Early in the year, United International completed a public offering of its European subsidiary, helping to expose its vital assets to a broader range of European and U.S. investors. In turn, the company's stock rose dramatically. Like some of its U.S. cable brethren, United International is leveraging its broadband networks to offer new services such as high-speed Internet access and cable telephony, and we believe further upside exists for this stock.

With the rollout of these new services currently under way, many cable companies are realizing the benefits of increasing their scale of operations through acquisitions. Comcast and AT&T, two stocks that turned in solid results for us, each recently announced its intention to acquire MediaOne Group, another cable position in the Fund. Although MediaOne accepted AT&T's more generous offer, Comcast walked away with two million additional cable subscribers. This consolidation trend is further evidence that more people are recognizing the potential for this business.

The wireless communications company Nokia was another stock that exhibited strong performance for the Fund. Nokia continues to benefit from rapid cellular subscriber growth and strong new product introductions in handsets and infrastructure base-station equipment. Throughout the world, even in those markets where cellular phone penetration is the highest, new subscriber growth rates continue to show surprising strength, and we view Nokia's long-term opportunity as significant and open-ended.

Our Internet holdings also aided the Fund's performance. Gains within this group can be attributed in part to the growing popularity of e-commerce, which made a debut as a mainstream activity during the 1998 holiday season. Leading e-tailer Amazon.com, for example, saw its 1998 fourth-quarter sales increase 65% from the third quarter of 1998 and 283% from the fourth quarter of 1997, which puts it on a pace to show revenue per quarter exceeding $250 million. Amazon has established a position as the leading Web seller of books, music and videos. More recently, the company has taken several large steps to further extend its brand across new product categories and cement its position as the leading portal for commerce on the Web. Amazon increased its network reach by making significant

Portfolio Profile        April 30, 1999   October 31, 1998
----------------------------------------------------------
Equities                          94.3%              88.1%
  Foreign                         11.6%               6.8%
  European                         8.1%               6.4%
Top 10 Equities (% of Assets)     41.8%              42.1%
Number of Stocks                     63                 57
Cash, Cash Equivalents
  & Fixed-Income
  Securities                       5.7%              11.9%
----------------------------------------------------------
TOP 5 INDUSTRIES         April 30, 1999   October 31, 1998
----------------------------------------------------------
Retail - Internet                 10.1%               1.4%
Internet Software                  8.2%               2.9%
Cable Television                   8.2%              18.7%
Broadcast Services and
  Programming                      6.0%               1.5%
Telecommunication Equipment        5.9%               4.6%
----------------------------------------------------------

Top 10 Equity Holdings                April 30, 1999   October 31, 1998
-----------------------------------------------------------------------
Amazon.com, Inc.                                6.4%               0.7%
Nokia Oyj (ADR) - Class A                       5.9%               4.3%
AT&T Corp./Liberty Media
  Group - Class A                               4.5%               0.9%
Time Warner, Inc.                               4.0%               5.6%
Level 3 Communications, Inc.                    3.8%                 --
Cisco Systems, Inc.                             3.7%               4.0%
Enron Corp.                                     3.5%                 --
Tyco International, Ltd.                        3.4%               2.1%
Medtronic, Inc.                                 3.4%                 --
eBay, Inc.                                      3.2%                 --
-----------------------------------------------------------------------

(1) Both returns include reinvested dividends.

(2) A capital appreciation fund is defined by Lipper, Inc. as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." As of April 30, 1999, Janus Mercury Fund ranked 7/100 of capital appreciation funds for the 5-year period. Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.


 32  Janus Equity Funds / April 30, 1999
investments in two emerging e-tailers, Drugstore.com and Pets.com, and took the ultimate step to increase product breadth by launching its own online auction site.

Our Internet-related positions were also helped by the growing accessibility and affordability of Internet use. The recent introduction of Internet-ready cable set-up boxes and the sub-$600 personal computer continue to drive online traffic up and the price of access down.

Despite the Fund's solid results, one area of focus that lagged on a relative basis was pharmaceuticals. Rotation in the stock market to more economically sensitive names, combined with fundamental concern about price controls, put pressure on the group. We also encountered company-specific disappointments with Monsanto and Warner-Lambert and thus sold the positions. Nonetheless, from a long-term point of view, I am still excited about continuing progress in this industry. New drug discovery technologies should enable pharmaceutical companies to expand their product pipelines and accelerate revenue growth over the next five to 10 years, so we continue to carry significant positions in Pfizer and Eli Lilly.

Looking ahead, the recent rise in interest rates is somewhat concerning to us. However, the fundamental health of the U.S. economy, and especially the absence of inflation, as well as the outstanding opportunities we see for many of our companies, all support a positive outlook.

We appreciate your continued support and investment in Janus Mercury Fund.


              PERFORMANCE OVERVIEW
              [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through April 30, 1999.
The lower right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund at $50,154 as compared to the S&P 500 Index at $34,435.

                 Average Annual Total Return
                 for the periods ended April 30, 1999
                 One Year, 67.24%
                 Five Year, 31.22%
                 Since 5/3/93*, 30.88%

                 JANUS MERCURY FUND - $50,154

                 S&P 500 Index - $34,435


*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                MARKET VALUE
-----------------------------------------------------------------------
Common Stock - 94.3%

Advertising Sales - 1.2%
     816,741  Lamar Advertising Co. - Class A*.............$ 27,462,916
   1,679,284  Outdoor Systems, Inc.*.........................42,296,966
                                                             69,759,882
Advertising Services - 0.3%
     645,200  Penton Media, Inc..............................15,323,500

Airlines - 0.8%
   1,435,515  Southwest Airlines Co..........................46,743,957

Automotive - Truck Parts and Equipment - 0.8%
     995,035  Federal-Mogul Corp.............................43,657,161

Broadcast Services and Programming - 6.0%
   3,956,777  AT&T Corp./Liberty Media Group - Class A*.....252,739,131
     151,035  TCI Music, Inc. - Class A*......................6,909,851
   1,313,310  United International Holdings, Inc. - Class
               A*............................................78,470,273
                                                            338,119,255
Cable Television - 8.2%
     103,710  Adelphia Communications Corp. - Class A*........7,078,208
   1,051,885  Cablevision Systems Corp.*.....................81,389,602
   2,124,400  Comcast Corp. - Special Class A...............139,546,525
     730,510  Cox Communications, Inc. - Class A*..........$ 57,984,231
   2,132,950  MediaOne Group, Inc.*.........................173,968,734
                                                            459,967,300
Cellular Telecommunications - 1.1%
   1,420,135  Sprint Corp./PCS Group*........................60,178,221

Circuits - 1.3%
     572,285  Maxim Integrated Products, Inc.*...............32,047,960
     869,165  Vitesse Semiconductor Corp.*...................40,253,204
                                                             72,301,164
Commercial Banks - 2.8%
     765,365  Fifth Third Bancorp............................54,867,103
   3,434,183  Firstar Corp..................................103,240,126
                                                            158,107,229
Computer Data Security - 0.9%
     438,425  VeriSign, Inc.*................................50,418,875

Computer Services - 1.3%
     112,330  CIBER, Inc.*....................................2,120,229
   1,095,245  Sapient Corp.*.................................68,726,624
                                                             70,846,853

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   33

Janus Mercury Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                MARKET VALUE
-----------------------------------------------------------------------
Computer Software - 2.1%
   1,469,990  Microsoft Corp.*.............................$119,528,562

Computers - Integrated Systems - 0.8%
   1,167,910  ASM Lithography Holding N.V. (ADR)*(,)**.......45,548,490

Computers - Memory Devices - 0.9%
     448,610  EMC Corp.*.....................................48,870,452

Diversified Operations - 3.4%
   2,359,761  Tyco International, Ltd.......................191,730,581

Electronic Components - Semiconductors - 2.0%
   1,518,590  Conexant Systems, Inc.*........................61,882,543
     479,665  Texas Instruments, Inc.........................48,985,788
                                                            110,868,331

Electronic Safety Devices - 0.6%
   1,354,780  Pittway Corp. - Class A........................35,732,322

Finance - Credit Card - 1.0%
     415,820  American Express Co............................54,342,476

Internet Content - 2.1%
     412,585  DoubleClick, Inc.*.............................57,684,540
     510,570  Inktomi Corp.*.................................61,140,758
                                                            118,825,298

Internet Software - 8.2%
     745,951  America Online, Inc.*.........................106,484,505
     873,060  Excite, Inc.*.................................127,466,760
     815,280  Exodus Communications, Inc.*...................73,477,110
     838,120  PSINet, Inc.*..................................42,325,060
     872,195  Verio, Inc.*...................................61,925,845
     286,260  Yahoo!, Inc.*..................................50,006,044
                                                            461,685,324

Machinery - General Industrial - 0.5%
     555,260  Applied Materials, Inc.*.......................29,775,818

Medical - Biomedical and Genetic - 0.9%
   1,076,490  Centocor, Inc.*................................47,769,244

Medical - Drugs - 3.0%
     738,980  Eli Lilly and Co...............................54,407,402
     854,960  Pfizer, Inc....................................98,373,835
     183,480  Sepracor, Inc.*................................15,504,060
                                                            168,285,297

Medical Information Systems - 0.9%
   1,593,025  IMS Health, Inc................................47,790,750

Medical Instruments - 4.3%
     924,110  Guidant Corp.*.................................49,613,156
   2,653,980  Medtronic, Inc................................190,920,686
                                                            240,533,842

Medical Products - 1.1%
     942,680  MiniMed, Inc.*.................................58,917,500

Money Center Banks - 1.7%
   2,376,515  Bank of New York Co., Inc......................95,060,600

Multimedia - 4.9%
   3,171,985  Time Warner, Inc............................$ 222,038,950
   1,221,065  Viacom, Inc. - Class B*........................49,911,032
                                                            271,949,982

Networking Products - 3.7%
   1,805,073  Cisco Systems, Inc.*..........................205,891,139

Pipelines - 3.5%
   2,590,830  Enron Corp....................................194,959,957

Property and Casualty Insurance - 0.8%
     319,650  Progressive Corp...............................45,869,775

Retail - Discount - 0.9%
     623,290  Costco Companies, Inc.*........................50,447,534

Retail - Internet - 9.6%
   2,078,815  Amazon.com, Inc.*.............................357,686,106
     853,180  eBay, Inc.*...................................177,568,088
                                                            535,254,194

Retail - Office Supplies - 0.8%
   1,577,117  Staples, Inc.*.................................47,313,510

Telecommunication Equipment - 5.9%
   4,446,540  Nokia Oyj (ADR) - Class A**...................329,877,686

Telecommunication Services - 4.2%
   2,368,915  Level 3 Communications, Inc.*.................213,350,407
     468,072  United Pan-Europe Communications N.V.*(,)**....24,239,974
         855  United Pan-Europe Communications N.V.
               (ADR)*(,)**.......................................43,552
                                                            237,633,933

Telephone - Integrated - 1.0%
      16,280  NEXTLINK Communications, Inc.*..................1,192,510
   5,248,911  Telecom Italia S.p.A.**........................55,614,360
                                                             56,806,870

Telephone - Long Distance - 0.8%
     517,455  MCI WorldCom, Inc.*............................42,528,332
-----------------------------------------------------------------------
Total Common Stock (cost $3,770,372,035)..................5,279,221,196
-----------------------------------------------------------------------
Corporate Bonds - 0.5%
              Amazon.com, Inc.:
$ 30,338,000  zero coupon, senior discount notes,
               due 5/1/08....................................21,995,050
   4,998,000  4.75%, convertible subordinated
               debentures, due 2/1/09(+)......................6,316,223
-----------------------------------------------------------------------
Total Corporate Bonds (cost $24,080,241).....................28,311,273
-----------------------------------------------------------------------
Short-Term Corporate Notes - 3.2%
              CIT Group Holding, Inc.
  28,700,000  4.90%, 5/3/99..................................28,692,187
              Household Finance Corp.
 100,000,000  4.88%, 5/3/99..................................99,972,889

See Notes to Schedules of Investments.

 34  Janus Equity Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                MARKET VALUE
-----------------------------------------------------------------------
Short-Term Corporate Notes - (continued)
              JP Morgan Securities
 $50,000,000  4.82%, 7/7/99...............................$  49,570,000
-----------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $178,216,548)........178,235,076
-----------------------------------------------------------------------
U.S. Government Agencies - 2.6%
              Fannie Mae:
  50,000,000  4.68%, 7/13/99.................................49,540,000
  50,000,000  4.69%, 8/19/99.................................49,299,500
  50,000,000  4.66%, 10/19/99................................48,903,500
-----------------------------------------------------------------------
Total U.S. Government Agencies (cost $147,700,694)..........147,743,000
-----------------------------------------------------------------------
Total Investments (total cost $4,120,369,518) - 100.6%....5,633,510,545
-----------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other
 Assets - (0.6%)...........................................(31,365,303)
-----------------------------------------------------------------------
Net Assets - 100%........................................$5,602,145,242
-----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 1999

COUNTRY                % OF INVESTMENT SECURITIES         MARKET VALUE
-----------------------------------------------------------------------
Bermuda                                      3.4%        $  191,730,581
Finland                                      5.9%           329,877,686
Italy                                        1.0%            55,614,360
Netherlands                                  1.2%            69,832,015
United States(++)                           88.5%         4,986,455,903
-----------------------------------------------------------------------
Total                                      100.0%        $5,633,510,545

(++)Includes Short-Term Securities (82.7% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 1999

CURRENCY SOLD AND         CURRENCY           CURRENCY      UNREALIZED
SETTLEMENT DATE         UNITS SOLD    VALUE IN $ U.S.     GAIN/(LOSS)
---------------------------------------------------------------------
Euro 7/22/99            120,000,000      $126,276,000     $14,140,910
Euro 8/12/99            92,000,000         96,673,600       3,906,295
---------------------------------------------------------------------
Total                                    $222,949,600     $18,047,205

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   35

Janus Olympus Fund

     [Claire Young Photo]
     Claire Young
     portfolio manager

Janus Olympus Fund gained 58.06% during the six-month period ended April 30, 1999, substantially outpacing its benchmark index, the S&P 500, which returned 22.31%.(1) For the 12 months ended April 30, 1999, the Fund ranked 9th out of 254 capital appreciation funds as tracked by Lipper, Inc., a mutual fund rating company.(2)

Overall, I was gratified with the Fund's performance. Many of our companies' fundamentals exceeded even our aggressive expectations. Our focus on growth businesses with superior product offerings led us to some excellent investment opportunities.

One such opportunity is the Internet, which is transforming the way business is conducted. Internet companies are utilizing this medium to create new markets and lower their costs. Broad-based consumer support for these alternative businesses was evident by the record number of customers that service providers have recently added and the $3.5 billion spent in e-commerce during the past Christmas season.

America Online, the leading Internet and online service provider, continues to gain subscribers at a phenomenal pace. The company is leveraging its commanding share of online users by entering into marketing agreements with e-commerce partners and advertisers. Discount broker Charles Schwab is utilizing the Internet to provide consumers with instant access to account, stock and mutual fund information at a much lower cost than full-service brokers. Two other favorite holdings, Amazon.com, an online retailer, and eBay, a person-to-person online trading community, are young companies building brand-name Internet businesses with very little capital investment. Both are maniacally focused on providing the finest customer experience by continually reengineering their Web sites to add new features and improve ease-of-use.

Technological improvements are stimulating market demand in the data and wireless industries by driving prices down and adding functionality. Despite fears of a pause in general technology spending because of the Year 2000 transition, there are few signs of slowing in these areas. Companies continue to build out their Web offerings and move their internal information systems onto the Internet. Consumers are embracing new cellular pricing structures to receive telephone service anytime, anywhere.

Cisco Systems is an excellent example of a company that is pushing the technological envelope. The leader in computer networking technology, Cisco is entering the $100 billion telecommunications equipment market with products to assist service providers in migrating from a voice-only to an integrated voice/video/data environment. Sun Microsystems, another strong performer, manufactures the servers that house the majority of Internet Web sites. We also saw significant gains with worldwide mobile phone and network supplier Nokia, which is introducing innovative products with functionality well ahead of competitive offerings.

The retail sector continues to impress us. Consumer spending remains robust, fueled by low unemployment, significant real wage gains, and investment appreciation from strong equity and housing markets. Tiffany, the premier retailer of fine jewelry and gift items, is utilizing a smaller

Portfolio Profile        April 30, 1999   October 31, 1998
----------------------------------------------------------
Equities                          85.4%              80.3%
  Foreign                         11.5%               7.4%
  European                         8.4%               7.4%
Top 10 Equities (% of
  Assets)                         32.5%              35.6%
Number of Stocks                    59                 49
Cash, Cash Equivalents
  & Fixed-Income
  Securities                      14.6%              19.7%
----------------------------------------------------------
TOP 5 INDUSTRIES         April 30, 1999   October 31, 1998
----------------------------------------------------------
Internet Software                  7.7%               3.3%
Retail - Internet                  6.0%                --
Telecommunication
  Services                         5.9%               4.3%
Cable Television                   5.8%               4.1%
Medical - Drugs                    4.7%              11.8%
----------------------------------------------------------

Top 10 Equity Holdings                April 30, 1999   October 31, 1998
-----------------------------------------------------------------------
America Online, Inc.                            5.8%               3.3%
Cisco Systems, Inc.                             3.9%               4.5%
Nokia Oyj (ADR) - Class A                       3.9%               2.2%
eBay, Inc.                                      3.4%                --
Sun Microsystems, Inc.                          2.9%                --
Time Warner, Inc.                               2.8%               3.4%
Amazon.com, Inc.                                2.6%                --
Tiffany & Co.                                   2.4%                --
Microsoft Corp.                                 2.4%               4.6%
Airtouch Communications, Inc.                   2.4%                --
-----------------------------------------------------------------------

(1) Both returns include reinvested dividends.

(2) A capital appreciation fund is defined by Lipper, Inc. as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions."

Past performance does not guarantee future results.


 36  Janus Equity Funds / April 30, 1999
format to open stores in new markets throughout the U.S., while enjoying strong demand in its existing U.S. and Japanese stores. Costco, a membership warehouse operator, is increasing same-store sales as it adds new services such as fresh foods, pharmacies and gas stations to its stores.

While I was pleased with the performance of most of the Fund's holdings, a few fell short of expectations. I sold our Dell Computer position as the sub-$1,000 personal computer began to impact the company's growth prospects. McKesson/HBO Corporation was liquidated when the company announced it had improperly accounted for some software sales. In addition, I trimmed our holding in Warner-Lambert as safety concerns surfaced regarding its diabetes drug, Rezulin.

Going forward, I believe the U.S. economy will continue to show impressive stamina and could strengthen as prospects in Asia and Latin America improve. This strength may enhance the earnings potential of many cyclical companies, which, in turn, should stimulate further capital spending. I am confident we have identified companies that are poised to benefit from both the powerful secular trends such as the Internet and the revolution in telecommunications, as well as from a continued healthy economy. These investments should demonstrate earnings power that is appreciated by the market in the future.

Thank you for your investment in Janus Olympus Fund.

              PERFORMANCE OVERVIEW
              [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through April 30, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund at $30,116 as compared to the S&P 500 Index at $22,991.

                 Average Annual Total Return
                 for the periods ended April 30,1999
                 One Year, 63.04%
                 Since 12/29/95*, 39.15%

                 JANUS OLYMPUS FUND - $30,116

                 S&P 500 Index - $22,991




* The Fund's inception date.
Source - Lipper, Inc., 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Common Stock - 85.4%

Athletic Footwear - 0.9%
     350,000  Nike, Inc. - Class B..........................$21,765,625

Broadcast Services and Programming - 1.5%
     600,000  United International Holdings, Inc. - Class
               A*............................................35,850,000

Cable Television - 3.7%
     153,825  Adelphia Communications Corp. - Class A*.......10,498,556
     825,000  Comcast Corp. - Special Class A................54,192,188
     842,953  Le Groupe Videotron ltee.......................17,249,110
     490,161  Rogers Communications, Inc. - Class B*..........9,188,581
                                                             91,128,435
Casino Hotels - 0.5%
     592,735  Mirage Resorts, Inc.*..........................13,299,492

Cellular Telecommunications - 3.1%
     620,000  AirTouch Communications, Inc.*.................57,892,500
   1,200,000  Orange PLC*(,)**...............................16,345,735
                                                             74,238,235
Commercial Banks - 1.3%
   1,080,000  Firstar Corp...................................32,467,500

Computer Data Security - 0.9%
     188,440  VeriSign, Inc.*................................21,670,600

Computer Services - 1.4%
     650,695  Paychex, Inc...................................33,226,113

Computer Software - 2.4%
     720,000  Microsoft Corp.*..............................$58,545,000

Computers - Integrated Systems - 1.2%
     328,400  Equant N.V. - New York Shares*.................29,309,700

Computers - Memory Devices - 3.2%
     300,000  EMC Corp.*.....................................32,681,250
     660,000  VERITAS Software Corp.*........................46,860,000
                                                             79,541,250
Computers - Micro - 2.9%
   1,175,000  Sun Microsystems, Inc.*........................70,279,687

Diversified Financial Services - 1.2%
     400,000  Citigroup, Inc.................................30,100,000

Diversified Operations - 2.0%
     600,000  Tyco International, Ltd........................48,750,000

Electronic Components - Semiconductor - 2.8%
     300,000  Applied Materials, Inc.*.......................16,087,500
     700,000  Conexant Systems, Inc.*........................28,525,000
     651,495  Galileo Technology, Ltd.*......................14,984,385
     100,000  Texas Instruments, Inc.........................10,212,500
                                                             69,809,385

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   37

Janus Olympus Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Finance - Mortgage Loan Banker - 0.9%
     300,000  Fannie Mae...................................$ 21,281,250

Finance - Investment Bankers/Brokers - 2.4%
     440,000  Charles Schwab Corp............................48,290,000
      77,375  Knight/Trimark Group, Inc. - Class A*..........11,852,883
                                                             60,142,883
Food - Retail - 2.0%
     600,000  Fred Meyer, Inc................................32,475,000
     409,045  Whole Foods Market, Inc.*......................15,952,755
                                                             48,427,755
Internet Content - 1.2%
      90,000  At Home Corp. - Class A*.......................12,954,375
     125,000  DoubleClick, Inc.*.............................17,476,562
                                                             30,430,937
Internet Software - 7.7%
   1,000,000  America Online, Inc.*.........................142,750,000
     325,495  Excite, Inc.*..................................47,522,270
                                                            190,272,270
Lasers - Systems and Components - 1.6%
     325,000  Uniphase Corp.*................................39,446,875

Medical - Drugs - 4.7%
     353,765  Eli Lilly and Co...............................26,045,948
     350,000  Pfizer, Inc....................................40,271,875
     450,000  Schering-Plough Corp...........................21,740,625
     400,000  Warner-Lambert Co..............................27,175,000
                                                            115,233,448
Medical Instruments - 1.2%
     400,000  Medtronic, Inc.................................28,775,000

Money Center Banks - 1.5%
     900,000  Bank of New York Co., Inc......................36,000,000

Multimedia - 2.8%
   1,000,000  Time Warner, Inc...............................70,000,000

Networking Products - 3.9%
     850,000  Cisco Systems, Inc.*...........................96,953,125

Radio - 1.7%
     750,000  Chancellor Media Corp.*........................41,156,250

Retail - Apparel and Shoes - 0.4%
     300,000  Nordstrom, Inc.................................10,556,250

Retail - Building Products - 1.0%
     400,000  Home Depot, Inc................................23,975,000

Retail - Discount - 1.5%
     450,985  Costco Companies, Inc.*........................36,501,598

Retail - Drug Store - 1.6%
     800,000  CVS Corp.......................................38,100,000

Retail - Internet - 6.0%
     375,000  Amazon.com, Inc.*..............................64,523,438
     400,000  eBay, Inc.*....................................83,250,000
                                                            147,773,438

Retail - Jewelry - 2.4%
     700,000  Tiffany & Co................................$  58,800,000

Retail - Office Supplies - 0.9%
     706,095  Staples, Inc.*.................................21,182,850

Schools - 0.9%
     889,210  DeVry, Inc.*...................................23,452,914

Schools - Day Care - 0.2%
     258,595  Bright Horizons Family Solutions, Inc.*.........5,559,792

Telecommunication Equipment - 3.9%
   1,300,000  Nokia Oyj (ADR) - Class A......................96,443,750

Telecommunication Services - 3.7%
   1,648,396  COLT Telecom Group PLC*(,)**...................30,813,897
     300,000  COLT Telecom Group PLC (ADR)*(,)**.............22,912,500
     300,000  Qwest Communications International, Inc.*......25,631,250
     199,430  United Pan-Europe Communications N.V.*(,)**....10,327,851
         570  United Pan-Europe Communications
               N.V. (ADR)*(,)**..................................29,034
                                                             89,714,532
Telephone - Long Distance - 2.3%
     700,000  MCI WorldCom, Inc.*............................57,531,250
-----------------------------------------------------------------------
Total Common Stock (cost $1,362,655,691)..................2,097,692,189
-----------------------------------------------------------------------

Corporate Bonds - 4.3%

Cable Television - 2.1%
$ 79,000,000  Charter Communications Holdings L.L.C.
               9.92%, senior discount notes, due 4/1/11(+)...52,041,250

Telecommunication Services - 2.2%
  21,000,000  Global Crossing Holding, Ltd., 9.625%
               company guaranteed notes, due 5/15/08.........23,467,500
  30,000,000  Level 3 Communications, Inc., 9.125%
               senior notes, due 5/1/08......................30,600,000
                                                             54,067,500
-----------------------------------------------------------------------
Total Corporate Bonds (cost $102,176,948)...................106,108,750
-----------------------------------------------------------------------
Short-Term Corporate Note - 4.9%
              Associates Corp. N.A.
 119,200,000  4.92%, 5/3/99
               (amortized cost $119,167,419)................119,167,419
-----------------------------------------------------------------------
U.S. Government Agencies - 4.0%
              Fannie Mae:
  50,000,000  4.73%, 6/4/99..................................49,774,278
  50,000,000  4.66%, 10/18/99................................48,897,056
-----------------------------------------------------------------------
Total U.S. Government Agencies (cost $98,674,000)............98,671,334
-----------------------------------------------------------------------
Total Investments (total cost $1,682,674,058) - 98.6%.....2,421,639,692
-----------------------------------------------------------------------
Cash, Receivables and Other Assets, net of
 Liabilities - 1.4%..........................................34,571,786
-----------------------------------------------------------------------
Net Assets - 100%........................................$2,456,211,478
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

 38  Janus Equity Funds / April 30, 1999

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 1999

COUNTRY                % OF INVESTMENT SECURITIES         MARKET VALUE
-----------------------------------------------------------------------
Bermuda                                      2.0%        $   48,750,000
Canada                                       1.1%            26,437,691
Finland                                      4.0%            96,443,750
Netherlands                                  1.6%            39,666,585
United Kingdom                               2.9%            70,072,132
United States(++)                           88.4%         2,140,269,534
-----------------------------------------------------------------------
Total                                      100.0%        $2,421,639,692

(++)Includes Short-Term Securities (79.4% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 1999

CURRENCY SOLD AND           CURRENCY           CURRENCY    UNREALIZED
SETTLEMENT DATE           UNITS SOLD    VALUE IN $ U.S.   GAIN/(LOSS)
---------------------------------------------------------------------
British Pound 10/8/99     23,300,000       $ 37,454,750    $ 134,555
British Pound 11/18/99     3,700,000          5,948,120       15,180
Euro 7/15/99               1,400,000          1,473,920      165,620
Euro 7/22/99              46,000,000         48,405,800    4,976,250
Euro 8/12/99              48,800,000         51,279,040    3,186,410
---------------------------------------------------------------------
Total                                      $144,561,630   $8,478,015

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   39

Janus Overseas Fund (closed to new investors)

     [Helen Young Hayes Photo]
     Helen Young Hayes
     portfolio manager

     [Laurence Chang]
     Laurence Chang
     portfolio manager


Janus Overseas Fund gained 19.72% during the six-month period ended April 30, 1999, while our benchmark, the Morgan Stanley Capital International EAFE Index, rose 13.26%.(1)

We are pleased with our performance during what proved to be a volatile period for international equities. Low inflation and widespread interest rate cuts helped markets recoup much of their losses in the wake of last fall's global financial turmoil, with Europe leading the rebound. However, markets there have struggled more recently with softening economic growth, weakness in the new euro currency and conflict in Yugoslavia. The European Central Bank responded to this latest economic slowdown by cutting interest rates, a move that raised expectations of improved growth later this year, while providing renewed support for more economically sensitive stocks.

Offsetting the mixed economic picture in Europe were indications that the worst may be over for economies in Asia and Latin America. Against this backdrop, financial markets in the Far East and Brazil have started to rebound in recent months, but still remain at historically low levels.

In navigating these crosscurrents, our aim has been to identify powerful growth opportunities we believe transcend the fluctuations of individual economies. One compelling area is in the growth of wireless communications. In markets from Europe to China, cellular penetration continues to accelerate and exceed nearly all expectations. Companies such as Germany's Mannesman, Hong Kong-based China Telecom, and UK cellular giant Vodafone Group (soon to be merged with the U.S. company Airtouch Communications) all performed well during the period.

Additionally, we see a new wave of opportunity in wireless data services. Japan's NTT Mobile Communications, a company at the forefront of efforts to develop this area of technology and one of our top-performing holdings during the period, is beginning to provide services that allow customers to check their e-mail or surf the Internet over cellular handsets. While these services are just now being introduced to customers, interest is already high.

Growth trends in telecommunications and Internet applications also benefited the semiconductor business. In addition, lower investment spending during the past year has improved the balance of supply and demand in this industry, resulting in improved pricing. Our holding in Netherlands-based Philips Electronics gained from these trends, as the technology giant continued to shed non-core businesses and focus on its more profitable semiconductor operations.

Another area of concentration within the Fund was pharmaceuticals. Rapid product development continues to present promising investment opportunities in this area of the market. New diabetes treatments, for example, increased our optimism for both Japan's Takeda Chemical and the UK's SmithKline Beecham. We also have a positive outlook for the Swiss pharmaceutical company Roche Holding, which is currently launching a novel new treatment for obesity called Xenical. We are optimistic about the near-term opportunities presented by these treatments, as well as the

Portfolio Profile        April 30, 1999   October 31, 1998
----------------------------------------------------------
Equities                          96.2%              85.7%
  Foreign                         92.9%              83.1%
Top 10 Equities (% of Assets)     27.5%              23.1%
Number of Stocks                    120                146
Cash, Cash Equivalents
  & Fixed-Income
  Securities                       3.8%              14.3%
----------------------------------------------------------
TOP 5 INDUSTRIES         April 30, 1999   October 31, 1998
----------------------------------------------------------
Telecommunication Services        10.4%               5.9%
Telephone - Integrated             8.2%               5.4%
Cellular Telecommunications        7.6%                 --
Telecommunication Equipment      7.1%                 5.0%
Medical - Drugs                    6.9%               6.5%
----------------------------------------------------------
TOP 5 COUNTRIES          April 30, 1999   October 31, 1998
----------------------------------------------------------
Japan                             14.9%               9.4%
United Kingdom                    13.3%              16.6%
Netherlands                        9.9%               7.8%
Germany                            8.3%               7.9%
Finland                            7.6%               5.8%
----------------------------------------------------------

Top 10 Equity Holdings                April 30, 1999   October 31, 1998
-----------------------------------------------------------------------
Nokia Oyj - Class A                             4.3%               2.8%
Mannesmann A.G.                                 4.0%               3.1%
NTT Mobile Communication Network,
  Inc.                                          3.7%               2.4%
Vivendi                                         2.7%               1.7%
Wolters Kluwer N.V.                             2.5%               3.2%
COLT Telecom Group PLC                          2.3%               1.8%
Tyco International, Ltd.                        2.2%                 --
Nokia Oyj (ADR) - Class A                       2.0%               1.7%
Rogers Communications, Inc. - Class B           1.9%                 --
Kao Corp.                                       1.9%               1.5%
-----------------------------------------------------------------------

(1) Both returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.



 40  Janus Equity Funds / April 30, 1999
longer-term promise of the pharmaceutical industry, which continues to be driven by an aging population and new drug development techniques.

While we were pleased with our overall results during the period, there were a few positions that did not meet our expectations. For example, a number of our European technology companies, including Cap Gemini and Getronics, have struggled following a long period of strong performance. The near-term outlook for software companies has been clouded by concerns over a potential Y2K-related slowdown in corporate technology spending. However, we believe these companies will have tremendous growth potential in 2000 and beyond, driven by the rise in Internet use and e-commerce across Europe. Consequently, we have maintained our positions in both of these companies.

Going forward, we remain optimistic on the outlook for the international economy against a backdrop of continued moderate inflation, low interest rates, and budding recoveries in Europe and parts of Asia. Likewise, Latin America also seems to have bounced from the bottom.

While we continue to monitor macroeconomic trends, our focus, as always, is on individual companies that combine strong franchises, compelling products and forward-thinking management.

Thank you for your continued investment in Janus Overseas Fund.

              PERFORMANCE OVERVIEW
              [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of green. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through April 30, 1999.
The lower right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund at $23,098 as compared to the Morgan Stanley Capital International EAFE Index at $15,180.

                 Average Annual Total Return
                 for the periods ended April 30, 1999
                 One Year, 5.47%
                 Since 5/2/94*, 18.24%

                 JANUS OVERSEAS FUND - $23,098

                 Morgan Stanley Capital
                 International EAFE
                 Index - $15,180


* The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                MARKET VALUE
-----------------------------------------------------------------------
Common Stock - 93.0%

Advertising Agencies - 0%
       69,085  WPP Group PLC**...............................$  612,898

Airlines - 0%
       42,209  SAS Sverige A.B. ................................416,530

Athletic Footwear - 0.3%
      128,526  Adidas - Salomon A.G.**.......................12,672,832

Audio and Video Products - 1.3%
      608,200  Sony Corp.**..................................56,814,290

Automotive - Cars and Light Trucks - 1.9%
      189,814  DaimlerChrysler A.G.*(,)**....................18,766,095
      111,335  DaimlerChrysler A.G. (ADR)*(,)**..............10,931,705
    1,237,000  Honda Motor Co., Ltd.**.......................54,511,953
                                                             84,209,753
Automotive - Truck Parts and Equipment - 0%
       16,743  Valeo S.A.**...................................1,417,066

Brewery - 1.0%
      521,496  Heineken N.V.**...............................26,206,642
    1,786,000  Kirin Brewery Co., Ltd.**.....................20,200,007
                                                             46,406,649

Broadcast Services and Programming - 1.4%
      437,550  Grupo Televisa S.A. (GDR)...................$ 17,939,550
      760,035  United International Holdings, Inc. - Class
                A*...........................................45,412,091
                                                             63,351,641
Cable Television - 3.8%
    3,293,697  Le Groupe Videotron ltee.(#)..................67,397,994
    4,483,610  Rogers Communications, Inc. - Class B*........84,049,965
    4,199,314  TeleWest Communications PLC*(,)**.............19,432,019
                                                            170,879,978

Cellular Telecommunications - 7.6%
      229,765  AirTouch Communications, Inc.*................21,454,307
   27,336,000  China Telecom, Ltd.*..........................62,430,270
       48,098  MobilCom A.G.**...............................12,202,336
        2,842  NTT Mobile Communication Network, Inc.**.....166,670,375
      994,608  Orange PLC*(,)**..............................13,547,999
    5,916,781  Telecom Italia Mobile S.p.A.**................35,667,669
    1,589,867  Vodafone Group PLC**..........................29,310,224
                                                            341,283,180
Chemicals - Diversified - 0.1%
      134,681  Hoechst A.G.**.................................6,390,511

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   41

Janus Overseas Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                MARKET VALUE
-----------------------------------------------------------------------
Commercial Banks - 2.4%
    1,273,332  Argentaria, Caja Postal y Banco
                Hipotecario de Espana, S.A.**..............$ 29,987,040
       15,614  Julius Baer Holding A.G. - Class B**..........50,920,167
      211,783  Toronto-Dominion Bank.........................11,321,311
    3,877,853  Unicredito Italiano S.p.A.**..................19,749,869
                                                            111,978,387
Computer Services - 3.2%
      204,638  Atos S.A.*(,)**...............................17,536,305
      288,080  Cap Gemini S.A.**.............................44,100,998
      931,520  Getronics N.V.**..............................38,286,881
    3,639,245  Logica PLC**..................................35,157,290
      221,980  WM-Data A.B. - Class B.........................8,181,617
                                                            143,263,091
Computer Software - 0.7%
      732,367  Tieto Corp. - Class B**.......................29,597,765

Computers - Integrated Systems - 1.9%
      271,606  ASM Lithography Holding N.V.*(,)**............11,465,132
       66,255  ASM Lithography Holding N.V. (ADR)*(,)**.......2,583,945
      207,240  Equant N.V.*(,)**.............................18,833,608
      152,195  Equant N.V. - New York Shares*(,)**...........13,583,404
    1,676,000  Fujitsu, Ltd.**...............................28,714,657
    1,304,248  SEMA Group PLC**..............................12,631,318
                                                             87,812,064
Cosmetics and Toiletries - 1.9%
    3,299,000  Kao Corp.**...................................83,745,454

Distribution and Wholesale - 0.9%
      309,100  Softbank Corp.**..............................41,148,992

Diversified Operations - 6.8%
    4,832,830  Hays PLC**....................................53,769,057
    5,588,250  Rentokil Initial PLC**........................32,602,953
    1,197,155  Tyco International, Ltd.......................97,268,844
      526,621  Vivendi**....................................123,183,829
                                                            306,824,683

Drug Delivery Systems - 0.7%
      596,629  Elan Corp. PLC (ADR)*.........................30,726,394

Electronic Components - 2.1%
      448,689  Koninklijke (Royal) Philips Electronics
                N.V.**.......................................38,687,424
      636,428  Koninklijke (Royal) Philips Electronics N.V.
                - New York Shares**..........................54,335,041
                                                             93,022,465

Electronic Components - Semiconductors - 0.3%
      423,465  Galileo Technology, Ltd.*......................9,739,695
       68,000  Tokyo Electron, Ltd.**.........................3,873,951
                                                             13,613,646
Food - Catering - 1.1%
    3,599,117  Compass Group PLC**...........................36,681,959
       72,773  Sodexho Alliance S.A.**.......................11,956,623
                                                             48,638,582
Hotels and Motels - 0.3%
       44,809  Accor S.A.**..................................11,827,762

Human Resources - 1.0%
        3,748  Adecco S.A.**................................$ 1,893,138
    3,936,167  Capita Group PLC**............................41,574,804
                                                             43,467,942

Investment Companies - 0.3%
       77,358  Ratin A/S - B Shares..........................13,336,385

Investment Management and Advisory Services - 0.1%
      661,208  Amvescap PLC**.................................7,047,725

Machinery - General Industrial - 4.0%
    1,377,203  Mannesmann A.G.**............................181,544,371

Medical - Drugs - 6.9%
      505,887  Glaxo Wellcome PLC**..........................14,971,084
       56,609  Pharmacia & Upjohn, Inc. ......................3,149,887
      703,645  Pharmacia & Upjohn, Inc. .....................39,404,120
        5,283  Roche Holding A.G.**..........................62,252,879
      182,811  Sanofi S.A.**.................................28,682,055
      962,182  SmithKline Beecham PLC**......................12,734,500
      704,895  SmithKline Beecham PLC (ADR)**................46,302,790
       54,992  Synthelabo**..................................11,257,638
    1,917,000  Takeda Chemical Industries**..................83,353,870
      336,000  Yamanouchi Pharmaceutical Co., Ltd.**.........10,640,631
                                                            312,749,454
Metal Processors and Fabricators - 1.3%
    1,326,935  Assa Abloy A.B. - Class B.....................58,057,869

Money Center Banks - 3.3%
    7,417,450  Banca di Roma**...............................12,171,195
    1,473,450  Banco Bilbao Vizcaya, S.A.*(,)**..............22,073,207
      865,243  Banco Santander Central Hispanco, S.A.**......18,820,367
      398,070  ING Groep N.V.**..............................24,552,447
    1,437,726  Lloyds TSB Group PLC**........................23,160,403
      135,537  UBS A.G.**....................................46,115,192
                                                            146,892,811
Mortgage Banks - 0.9%
      469,059  Deutsche Pfandbriefbank A.G.**................39,203,185

Multi-Line Insurance - 2.3%
      450,133  Aegon N.V.**..................................43,216,966
      525,488  Assicurazioni Generali**......................20,475,349
      109,201  Axa**.........................................14,117,721
       41,314  Zurich Allied A.G.**..........................25,888,209
                                                            103,698,245

Multimedia - 1.7%
    1,984,883  Publishing & Broadcasting, Ltd................13,361,464
    1,503,823  Shaw Communications, Inc. - Class B...........61,957,664
                                                             75,319,128
Oil Companies - Integrated - 0.3%
       56,727  Elf Aquitaine S.A.**...........................8,822,139
      130,805  YPF S.A. (ADR).................................5,493,810
                                                             14,315,949

See Notes to Schedules of Investments.

 42  Janus Equity Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                                MARKET VALUE
-----------------------------------------------------------------------
Publishing - Periodicals - 2.6%
      393,194  Talentum - Class B**.........................$ 5,282,961
    2,545,900  Wolters Kluwer N.V.**........................110,969,938
                                                            116,252,899

Recycling - 0.3%
      357,238  Tomra Systems A.S.A...........................14,222,926

Retail - Diversified - 1.0%
      769,000  Ito-Yokado Co., Ltd.**........................47,224,418

Retail - Restaurants - 0.3%
    1,883,796  TelePizza S.A.*(,)**..........................11,957,817

Security Services - 1.1%
    3,518,656  Securitas A.B. - Class B......................52,293,830

Telecommunication Equipment - 7.1%
    2,527,178  Nokia Oyj - Class A**........................195,442,943
    1,213,120  Nokia Oyj (ADR) - Class A**...................89,998,340
      577,057  Telefonaktiebolaget L.M. Ericsson - Class B*..15,196,937
      787,267  Telefonaktiebolaget L.M. Ericsson (ADR)*......21,256,209
                                                            321,894,429

Telecommunication Services - 9.1%
      465,993  BCE, Inc. ....................................21,278,847
   14,321,072  Cable & Wireless Optus, Ltd.*.................32,270,680
    5,532,266  COLT Telecom Group PLC*(,)**.................103,416,092
    2,487,326  Energis PLC*(,)**.............................67,933,365
      340,150  Global TeleSystems Group, Inc.*...............22,492,419
      786,165  NTL, Inc.*....................................59,945,081
        5,186  NTT Data Corp.**..............................41,058,268
      300,720  STET Hellas Telecommunications S.A. (ADR)*.....8,119,440
    1,035,949  United Pan-Europe Communications N.V.*(,)**...53,648,534
        1,620  United Pan-Europe Communications N.V.
                (ADR)*(,)**......................................82,519
                                                            410,245,245

Telephone - Integrated - 8.2%
    1,991,056  British Telecommunications PLC**(,#)..........33,468,544
        1,857  Nippon Telegraph & Telephone Corp.**..........20,225,141
      687,839  Sonera Group Oyj**............................13,608,028
      153,867  Swisscom A.G.**...............................56,596,543
      475,310  Telecom Argentina Stet S.A. (ADR)*............16,398,195
    6,273,984  Telecom Italia S.p.A.**.......................66,475,428

Telephone - Integrated - (continued)
      454,280  Telefonica de Argentina S.A. (ADR).........$  16,978,715
    1,643,911  Telefonica S.A.*(,)**.........................77,132,731
       94,057  Telefonica S.A. (ADR)*(,)**...................13,109,231
      728,755  Telefonos de Mexico S.A. (ADR)................55,203,191
                                                            369,195,747

Travel Services - 0.6%
        8,269  Kuoni Reisen A.G. - Class B**.................29,329,398

Water - 0.9%
      225,976  Suez Lyonnaise des Eaux**.....................38,490,626
-----------------------------------------------------------------------
Total Common Stock (cost $3,017,124,420)..................4,193,395,012
-----------------------------------------------------------------------

Preferred Stock - 3.2%

Automotive - Cars and Light Trucks - 1.2%
       23,189  Porsche A.G.**................................56,425,659

Diversified Financial Services - 0.7%
       53,413  Marschollek, Lautenschlaeger und
                Partner A.G.**...............................29,949,503

Telecommunication Services - 1.3%
      641,105  Telecomunicacoes Brasileiras S.A. (ADR).......58,460,762
-----------------------------------------------------------------------
Total Preferred Stock (cost $117,001,524)...................144,835,924
-----------------------------------------------------------------------
Rights - 0%
    1,643,911  Telefonica S.A.*(,)** (cost $0)................1,530,480
-----------------------------------------------------------------------
U.S. Government Obligation - 0.3%
  $12,200,000  U.S. Treasury Bill
                4.30%, 7/22/99 (cost $12,076,345)............12,079,830
-----------------------------------------------------------------------
Short-Term Corporate Note - 1.2%
               Household Finance Corp.
   56,000,000  4.88%, 5/3/99
                (amortized cost $55,984,818).................55,984,818
-----------------------------------------------------------------------
Total Investments - 97.7% (total cost $3,202,187,107).....4,407,826,064
-----------------------------------------------------------------------
Cash, Receivables and Other Assets, net of
 Liabilities - 2.3%.........................................103,502,188
-----------------------------------------------------------------------
Net Assets - 100%........................................$4,511,328,252
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   43

Janus Overseas Fund

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 1999

COUNTRY                % OF INVESTMENT SECURITIES          MARKET VALUE
-----------------------------------------------------------------------
Argentina                                    0.9%        $   38,870,720
Australia                                    1.0%            45,632,143
Bermuda                                      2.2%            97,268,843
Brazil                                       1.3%            58,460,762
Canada                                       5.6%           246,005,782
Denmark                                      0.3%            13,336,385
Finland                                      7.6%           333,930,036
France                                       7.1%           311,392,762
Germany                                      8.3%           368,168,716
Greece                                       0.2%             8,119,440
Hong Kong                                    1.4%            62,430,269
Ireland                                      0.7%            30,726,393
Israel                                       0.2%             9,739,695
Italy                                        3.5%           154,539,509
Japan                                       14.9%           658,182,007
Mexico                                       1.7%            73,142,741
Netherlands                                  9.9%           436,369,961
Norway                                       0.3%            14,222,925
Spain                                        4.0%           174,610,873
Sweden                                       4.5%           197,956,999
Switzerland                                  6.2%           272,995,525
United Kingdom                              13.3%           584,355,038
United States(++)                            4.9%           217,368,540
-----------------------------------------------------------------------
Total                                      100.0%        $4,407,826,064

(++)Includes Short-Term Securities (3.4% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 1999

CURRENCY SOLD AND            CURRENCY           CURRENCY     UNREALIZED
SETTLEMENT DATE            UNITS SOLD    VALUE IN $ U.S.    GAIN/(LOSS)
-----------------------------------------------------------------------
British Pound 5/6/99      132,480,000       $213,147,072   $  4,642,099
British Pound 5/13/99      22,000,000         35,393,600        994,400
British Pound 10/8/99      33,000,000         53,047,500        151,800
Euro 7/15/99               21,100,000         22,214,080      2,496,130
Euro 7/28/99               17,250,000         18,145,275      2,137,275
Euro 8/12/99               58,200,000         61,156,560      7,577,640
Euro 8/27/99              153,400,000        161,023,980     18,806,840
Japanese Yen 5/20/99    5,800,000,000         48,597,827        513,096
Japanese Yen 9/16/99      870,000,000          7,290,871        228,575
Japanese Yen 10/8/99   13,500,000,000        113,137,625      3,563,025
Japanese Yen 10/14/99   6,800,000,000         56,988,270      1,345,778
Japanese Yen 10/15/99   1,970,000,000         16,509,865        284,679
Japanese Yen 10/21/99   4,530,000,000         37,964,595      1,239,213
Japanese Yen 11/18/99   7,130,000,000         59,756,782      2,513,960
Swiss Franc 10/8/99        25,000,000         16,706,763        422,391
Swiss Franc 10/21/99        8,500,000          5,688,663        153,262
Swiss Franc 11/18/99        4,000,000          2,685,285        108,011
-----------------------------------------------------------------------
Total                                       $929,454,613   $ 47,178,174

See Notes to Schedules of Investments.

 44  Janus Equity Funds / April 30, 1999

                                                   Janus Special Situations Fund

                                                         [David C. Decker Photo]
                                                         David Decker
                                                         portfolio manager


For the first half of the fiscal year, November 1, 1998, through April 30, 1999, Janus Special Situations Fund gained 41.19%, while the S&P 500 Index returned 22.31%.(1)

Contributing to this strong performance was our sizeable weighting in cable, which continues to be an important theme in the Fund. Time Warner, Comcast and TCA Cable TV represented most of our investment in this area, but a new addition, Rogers Communications of Canada, also contributed to our results. A recent visit to the company's Toronto headquarters led us to believe that the significant disparity in valuations between this outstanding Canadian cable operator and its U.S. counterparts is absolutely not justified.

With respect to the valuations of our U.S. cable investments, while they have been strong performers over the last couple of years, we are still very comfortable with our outlook for these businesses. AT&T's recent offer to buy MediaOne Group for almost $5,000 per subscriber suggests to me that these companies are still not yet fully valued by Wall Street.

I'd also like to highlight two other positions and explain how they fit within the framework of the Fund. The first is Station Casinos, a casino operator with properties in Las Vegas, Kansas City and St. Louis. We began buying this stock last fall when it was selling for roughly four times free cash flow, which is the cash a company generates less the capital it needs to run its business. Like most of the companies that find their way into the Fund, there was plenty of skepticism surrounding Station Casinos and its outlook. As a result, its stock was attractively valued on a free cash flow basis. A lawsuit resulting from a stalled merger, significant debt, and a general (and certainly legitimate) concern about the increasing number of hotel rooms in Las Vegas in 1998 and 1999, all contributed to a depressed stock price. What wasn't well understood by Wall Street was that because Station Casinos primarily serves the local residents of Las Vegas rather than out-of-town visitors, room growth on the strip doesn't negatively affect it. In addition, because Las Vegas is one of the fastest-growing cities in the country, local population growth works in Station Casinos' favor.

Also key to this investment was the fact that as Station Casinos' spending on capacity expansion began to subside, substantial free cash flow was being freed up to pay down its debt load. As investors have come to recognize this, they have rewarded the company with a more respectable price that is the equivalent of eight times free cash flow.

The second investment I'd like to highlight, Apple Computer, has actually been in the Fund for the past year, but became a more meaningful position during the market turmoil last fall. Apple's iMac personal computer has been extremely successful, and we expect new product introductions later this year to follow suit. The company's return on invested capital is accelerating, as is free cash flow. And like Station Casinos, these changes taking place were not well-recognized, providing us the opportunity to get into the stock before the revaluation by Wall Street took place.

                                                        (continued on next page)

Portfolio Profile        April 30, 1999   October 31, 1998
----------------------------------------------------------
Equities                          99.2%              98.6%
  Foreign                         14.3%               4.2%
  Top 10 Equities (% of Assets)   52.7%              61.2%
Number of Stocks                     43                 36
Cash, Cash Equivalents &
  Fixed-Income Securities          0.8%               1.4%
----------------------------------------------------------
TOP 5 INDUSTRIES         April 30, 1999   October 31, 1998
----------------------------------------------------------
Cable Television                  19.4%              21.9%
Multimedia                        11.3%              13.6%
Automotive - Truck
  Parts and Equipment             10.0%              10.3%
Television                         5.8%               5.1%
Recreational Centers               4.7%               4.6%
----------------------------------------------------------

Top 10 Equity Holdings                April 30, 1999   October 31, 1998
-----------------------------------------------------------------------
Time Warner, Inc.                               7.9%               9.0%
Federal-Mogul Corp.                             6.9%              10.3%
Comcast Corp. - Special Class A                 6.5%               6.1%
TCA Cable TV, Inc.                              5.0%               3.8%
Bally Total Fitness Holding Corp.               4.7%               4.6%
Apple Computer, Inc.                            4.7%               3.6%
Chancellor Media Corp.                          4.4%               6.7%
SBS Broadcasting S.A.                           4.3%               3.8%
Tyco International, Ltd.                        4.3%               2.9%
Allergan, Inc.                                  4.0%               1.8%
-----------------------------------------------------------------------

(1) Both returns include reinvested dividends.

Past performance does not guarantee future results. Investing in special situation companies may entail greater risk.


                                        Janus Equity Funds / April 30, 1999   45

While overall performance in the Fund was solid, some holdings did not meet our expectations. In particular, Federal-Mogul, one of our long-term and extraordinarily profitable investments, declined as investors questioned the company's ability to digest recent acquisitions. I have great confidence in CEO Dick Snell's management team and believe we are now beginning to see the results of this leadership. It therefore remains one of our largest positions.

In closing, I would like to thank you for your continued support of the Fund. While I typically refrain from making projections about the market, I will say that despite a modest pullback in April of some of the more highly valued large-cap technology and Internet stocks, there is not a lot of room for error. As we saw last fall, minor changes in perception can create significant volatility in a highly valued market. Although certainly not immune from volatility, this Fund's goal is to find unique and misunderstood companies that generate substantial free cash flow. These companies, we believe, will create significant value over time, while also providing a measure of safety in a difficult market.

Thank you again for your investment in Janus Special Situations Fund.

              PERFORMANCE OVERVIEW
              [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through April 30, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Special Situations Fund at $21,571 as compared to the S&P 500 Index at $18,700.

                 Average Annual Total Return
                 for the periods ended April 30, 1999
                 One Year, 23.79%
                 Since 12/31/96*, 39.11%

                 JANUS SPECIAL SITUATIONS FUND - $21,571

                 S&P 500 Index - $18,700


* The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Common Stock - 96.5%

Automotive - Truck Parts and Equipment - 10.0%
   2,030,635  Exide Corp.(#)...............................$ 25,256,023
   1,562,220  Federal-Mogul Corp.............................68,542,403
     250,000  Tower Automotive, Inc.*.........................5,750,000
                                                             99,548,426

Broadcast Services and Programming - 4.6%
     402,625  AT&T Corp./Liberty Media Group - Class A*......25,717,672
     294,110  Clear Channel Communications, Inc.*............20,440,645
                                                             46,158,317

Cable Television - 19.4%
     295,445  Adelphia Communications Corp. - Class A*.......20,164,121
     107,325  Cablevision Systems Corp.*......................8,304,272
     986,360  Comcast Corp. - Special Class A................64,791,523
     270,000  MediaOne Group, Inc.*..........................22,021,875
   1,533,780  Rogers Communications, Inc.*...................28,662,514
     992,160  TCA Cable TV, Inc..............................49,421,970
                                                            193,366,275

Casino Hotels - 3.5%
   1,250,000  Park Place Entertainment Corp.*................13,515,625
   1,305,000  Station Casinos, Inc.*.........................21,450,937
                                                             34,966,562

Cellular Telecommunications - 1.9%
   8,054,000  China Telecom, Ltd.*..........................$18,393,817

Chemicals - Specialty - 3.2%
   1,117,735  Cytec Industries, Inc.*........................31,785,589

Circuits - 1.9%
     100,000  Linear Technology Corp..........................5,687,500
     240,000  Maxim Integrated Products, Inc.*...............13,440,000
                                                             19,127,500

Computers - Micro - 4.7%
   1,009,180  Apple Computer, Inc.*..........................46,422,280

Consumer Products - 1.4%
     824,200  Playtex Products, Inc.*........................13,599,300

Diversified Operations - 4.3%
     521,283  Tyco International, Ltd........................42,354,244

Gambling - Non-Hotel Casinos - 0.1%
     148,510  Isle of Capri Casinos, Inc.*......................993,161

Human Resources - 0.3%
     276,423  Capita Group PLC**..............................2,919,650

Internet Software - 2.0%
     135,000  Excite, Inc.*..................................19,710,000

Medical - Drugs - 0.3%
      50,000  Pharmacia & Upjohn, Inc.........................2,800,000

See Notes to Schedules of Investments.

 46  Janus Equity Funds / April 30, 1999

                                                  Janus Special Situations Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Multimedia - 9.8%
     165,000  Shaw Communications, Inc. - Class B...........$ 6,798,017
   1,119,730  Time Warner, Inc...............................78,381,100
     305,720  Viacom, Inc. - Class B*........................12,496,305
                                                             97,675,422
Music/Clubs - 1.9%
     305,000  SFX Entertainment, Inc. - Class A*.............18,833,750

Oil Companies - Exploration and Production - 0.5%
   1,653,075  Magnum Hunter Resources, Inc.*(,)(#)............5,269,177

Optical Supplies - 4.0%
     447,980  Allergan, Inc..................................40,262,202

Pipelines - 2.3%
     310,000  Enron Corp.....................................23,327,500

Printing - Commercial - 2.8%
     432,600  Valassis Communications, Inc.*.................24,225,600
     127,800  World Color Press, Inc.*........................3,266,887
                                                             27,492,487

Publishing - Periodicals - 2.6%
     800,000  Playboy Enterprises, Inc.*.....................25,750,000

Radio - 4.4%
     801,595  Chancellor Media Corp.*........................43,987,526

Real Estate Investment Trusts - 0%
     100,000  Property Capital Trust.............................24,500

Recreational Centers - 4.7%
   1,942,600  Bally Total Fitness Holding Corp.*(,)(#).......47,108,050

Retail - Restaurants - 0.1%
      50,000  Foodmaker, Inc.*................................1,206,250

Television - 5.8%
      60,000  Central European Media Enterprises, Ltd.
               - Class A*.......................................491,250
   1,347,500  SBS Broadcasting S.A.*(,)(#)...................42,446,250
     250,000  Univision Communications, Inc. - Class A*......14,468,750
                                                             57,406,250
-----------------------------------------------------------------------
Total Common Stock (cost $755,649,599)......................960,488,235
-----------------------------------------------------------------------
Corporate Bonds - 0.5%
Casino Hotels - 0.3%
  $3,000,000  Venetian Casino Resort L.L.C., 12.25%
               company guaranteed notes, due 11/15/04.........3,172,500
Internet Software - 0.2%
   2,000,000  MindSpring Enterprises, Inc., 5.00%
               convertible subordinated notes, due 4/15/06....2,127,500
-----------------------------------------------------------------------
Total Corporate Bonds (cost $5,304,290).......................5,300,000
-----------------------------------------------------------------------

Preferred Stock - 1.2%
      97,000  Houston Industries, Inc., convertible, 7.00%
               (cost $7,474,820)...........................$ 11,446,000
-----------------------------------------------------------------------
Warrants - 1.5%
   1,027,000  Viacom, Inc. - expires 7/7/99*
               (cost $22,960,221)............................14,378,000
-----------------------------------------------------------------------
Short-Term Corporate Note - 0.4%
              Household Finance Corp.
  $4,100,000  4.88%, 5/3/99 (amortized cost $4,098,888).......4,098,888
-----------------------------------------------------------------------
Total Investments (total cost $795,487,818) - 100.1%........995,711,123
-----------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other
 Assets - (0.1%)..............................................(885,346)
-----------------------------------------------------------------------
Net Assets - 100%..........................................$994,825,777
-----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 1999

COUNTRY                % OF INVESTMENT SECURITIES        MARKET VALUE
---------------------------------------------------------------------
Bermuda                                      4.3%        $ 42,845,494
Canada                                       3.6%          35,460,531
Hong Kong                                    1.8%          18,393,817
Luxembourg                                   4.3%          42,446,250
United Kingdom                               0.3%           2,919,650
United States(++)                           85.7%         853,645,381
---------------------------------------------------------------------
Total                                      100.0%        $995,711,123

(++)Includes Short-Term Securities (85.3% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 1999

CURRENCY SOLD AND         CURRENCY           CURRENCY      UNREALIZED
SETTLEMENT DATE         UNITS SOLD    VALUE IN $ U.S.     GAIN/(LOSS)
---------------------------------------------------------------------
British Pound 5/13/99    1,000,000         $1,608,800         $40,990
British Pound 10/8/99      850,000          1,366,375           3,558
---------------------------------------------------------------------
Total                                      $2,975,175         $44,548

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   47

Janus Twenty Fund (closed to new investors)

    [Scott W. Schoelzel Photo]
    Scott Schoelzel
    portfolio manager

I'd like to thank you for your continued commitment and confidence during what has been a satisfying time for Janus Twenty Fund. For the six-month period ended April 30, 1999, the Fund posted a gain of 50.52%, beating its comparative index, the S&P 500, which returned 22.31%.(1) These results placed it in the top quartile for the 12 months ended April 30, 1999, ranking it 8th out of 254 capital appreciation funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Before going into a discussion of the Fund's performance, I want to touch briefly on its recent closing. Simply put, we closed the Fund because it was in the best interests of our shareholders. With assets rapidly growing, we decided to move proactively so we can protect our ability to seek out the best 20 to 30 business franchises in the world. I'm confident it was the right thing to do and the right time to do it.

In our ongoing search for these top-tier companies, we'll stick with the successful strategy that has guided the Fund's outstanding performance in the past. Our focus is on brand-name companies with great business models, dominant franchises and exceptional management. In other words, companies that are providing more and more of the goods and services you and I use in our everyday lives. Some of the areas we're concentrating on include telecommunications (in particular, wireless communications), as well as cable, pharmaceuticals, technology, financial services, media and retailing.

Without a doubt, the Internet is playing an increasingly significant role in our everyday lives. Transforming the way people work, the way we buy things, the way we entertain ourselves, the way business is being done - the Internet phenomenon is nothing short of a revolution. Of course, in this rapidly changing technological landscape, our emphasis on brand-name companies is particularly important. That's because as time becomes a more valued commodity in our fast-paced lives, consumers turn to the brands they know and trust.

Companies like America Online (AOL) and Microsoft, two of the Fund's top holdings, certainly are proof of this. AOL, what I consider to be the first real franchise in cyberspace, gained an incredible 353% over the past six months. And despite the negative publicity surrounding the government's antitrust litigation against Microsoft, its stock price has in fact doubled since the day the trial started. Both of these dynamic companies have been excellent long-term performers for us, adding substantially to the Fund's returns.

One of our favorite plays in the telecommunications arena, and one of the largest holdings in the Fund, is Nokia, the Finnish leader in the cellular phone equipment industry. Nokia's stock price has increased 65% during the past six months. And with the number of cellular phone subscribers expected to more than double in the next couple of years, we believe Nokia is poised to capitalize on this incredible growth and further solidify its leadership position.

Portfolio Profile          April 30, 1999   October 31, 1998
------------------------------------------------------------
Equities                            78.8%              81.1%
  Foreign                            4.9%               7.0%
Top 20 Equities (% of Assets)       70.0%              79.1%
Top 10 Equities (% of Assets)       52.8%              59.6%
Number of Stocks                       33                 23
Cash, Cash Equivalents &
  Fixed-Income Securities           21.2%              18.9%
------------------------------------------------------------
TOP 5 INDUSTRIES           April 30, 1999   October 31, 1998
------------------------------------------------------------
Internet Software                   17.7%               7.4%
Computers - Micro                    7.9%              11.4%
Medical - Drugs                      6.1%              15.2%
Telecommunication Equipment          5.8%               7.0%
Computer Software                    5.2%               9.3%
------------------------------------------------------------

Top 10 Equity Holdings                April 30, 1999   October 31, 1998
-----------------------------------------------------------------------
America Online, Inc.                           14.8%               7.4%
Microsoft Corp.                                 5.2%               7.3%
Cisco Systems, Inc.                             5.1%               4.8%
Nokia Oyj (ADR) - Class A                       4.9%               5.1%
Time Warner, Inc.                               4.9%               5.8%
Dell Computer Corp.                             4.8%              10.7%
MCI WorldCom, Inc.                              3.8%               3.5%
American International Group, Inc.              3.3%               2.5%
Sun Microsystems, Inc.                          3.1%                 --
Pfizer, Inc.                                    2.9%               5.6%
-----------------------------------------------------------------------

(1) Both returns include reinvested dividends.

(2) A capital appreciation fund is defined by Lipper as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." As of April 30, 1999, Janus Twenty Fund ranked 3/100 for the 5-year period, and 1/54 funds for the 10-year period. This ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.


 48  Janus Equity Funds / April 30, 1999

Despite the Fund's strong performance, a few stocks failed to meet our high expectations. SAP, the German-based developer of business software systems, fell on concerns over a potential Y2K-related slowdown in corporate software spending and an overall weakening of the European economy. As a result, we sold our position earlier this year at a loss. Some of our financial services holdings were a disappointment as well, in particular, U.S. Bancorp. Although a consistent performer for us, a couple of strategic missteps caused the stock to stumble and we liquidated our position. And while one of our pharmaceutical companies, Eli Lilly, declined on speculation surrounding potential regulatory initiatives and increased competition, we remain optimistic on the long-term prospects and, in fact, have increased our position in this firm.

Recently, it appears as though investors are beginning to weigh the risks of an overheating economy, which has created some volatility in the markets. I believe this volatility should be viewed as the rule, not the exception. But you can rest assured that no matter what the market is doing, we'll continue to do what we do best: stay focused on individual companies. With the invaluable efforts of our terrific group of research analysts, I'm confident we will prevail. So confident, in fact, that 100% of my own money is invested in the Fund alongside yours.

Thank you for your continued investment in Janus Twenty Fund.

               PERFORMANCE OVERVIEW
               [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x' axis reflects the computation periods from inception, April 30, 1985, through April 30, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund at $161,170 as compared to the S&P 500 Index at $110,925.

                  Average Annual Total Return
                  for the periods ended April 30, 1999
                  One Year, 66.74%
                  Five Year, 35.68%
                  Ten Year, 25.96%
                  Since 4/30/85*, 21.96%

                  JANUS TWENTY FUND - $161,170

                  S&P 500 Index - $110,925



* The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Common Stock - 78.8%

Applications Software - 0.5%
   1,631,377  Intuit, Inc.*...............................$ 140,502,344

Broadcast Services and Programming - 0.1%
     250,000  AT&T Corp./Liberty Media Group - Class A*......15,968,750

Cable Television - 0.4%
   1,501,500  Comcast Corp. - Special Class A................98,629,781

Computer Software - 5.2%
  16,836,970  Microsoft Corp.*............................1,369,056,123

Computers - Memory Devices - 1.9%
   4,686,650  EMC Corp.*....................................510,551,934

Computers - Micro - 7.9%
  30,874,002  Dell Computer Corp.*........................1,271,622,957
  13,579,845  Sun Microsystems, Inc.*.......................812,244,479
                                                          2,083,867,436

Diversified Operations - 2.8%
   7,041,960  General Electric Co. .........................742,926,780

Finance - Credit Card - 1.2%
   2,350,000  American Express Co. .........................307,115,625

Finance - Mortgage Loan Banker - 1.4%
   5,100,445  Fannie Mae....................................361,812,817

Internet Content - 0.5%
     840,470  At Home Corp. - Class A*....................$ 120,975,151

Internet Software - 17.7%
  27,290,040  America Online, Inc.*.......................3,895,653,210
   3,236,785  Excite, Inc.*(,)(#)...........................472,570,610
   1,690,000  Yahoo!, Inc.*.................................295,221,875
                                                          4,663,445,695

Medical - Biomedical and Genetic - 0.4%
   1,663,700  Amgen, Inc.*..................................102,213,569

Medical - Drugs - 6.1%
   6,164,770  Eli Lilly and Co. ............................453,881,191
   6,546,015  Pfizer, Inc. .................................753,200,851
   5,796,895  Warner-Lambert Co. ...........................393,826,554
                                                          1,600,908,596

Multi-Line Insurance - 3.3%
   7,392,220  American International Group, Inc. ...........868,123,836

Multimedia - 4.9%
  18,325,848  Time Warner, Inc. ..........................1,282,809,360

Networking Products - 5.1%
  11,744,610  Cisco Systems, Inc.*........................1,339,619,578

Retail - Apparel and Shoes - 0.7%
   2,857,500  Gap, Inc. ....................................190,202,344

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   49

Janus Twenty Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Retail - Building Products - 1.7%
   7,460,170  Home Depot, Inc. ..........................$  447,143,939

Retail - Discount - 1.8%
   3,096,060  Costco Companies, Inc.*.......................250,587,356
   4,935,140  Wal-Mart Stores, Inc. ........................227,016,440
                                                            477,603,796

Retail Internet - 2.5%
   2,299,400  Amazon.com, Inc.*.............................395,640,513
   1,240,625  eBay, Inc.*...................................258,205,078
                                                            653,845,591

Telecommunication Equipment - 5.8%
   3,624,350  Lucent Technologies, Inc......................217,914,044
  17,507,620  Nokia Oyj (ADR) - Class A...................1,298,846,559
                                                          1,516,760,603

Telecommunication Services - 2.7%
   4,382,200  Level 3 Communications, Inc.*.................394,671,888
   3,820,000  Qwest Communications International, Inc.*.....326,371,250
                                                            721,043,138

Telephone - Long Distance - 4.2%
   2,049,141  AT&T Corp.....................................103,481,621
  12,090,225  MCI WorldCom, Inc.*...........................993,665,368
                                                          1,097,146,989
-----------------------------------------------------------------------
Total Common Stock (cost $11,020,210,184)................20,712,273,775
-----------------------------------------------------------------------

Corporate Bonds - 1.7%

Cable Television - 0.7%
$191,000,000  Charter Communications Holdings L.L.C.
               8.625%, senior notes, due 4/1/09.............195,775,000
Food - Retail - 0.3%
              Fred Meyer, Inc.:
  40,000,000  7.375%, company guaranteed notes,
               due 3/1/05....................................41,250,000
  25,000,000  7.45%, company guaranteed notes,
               due 3/1/08....................................26,187,500
                                                             67,437,500
Telecommunication Services - 0.7%
 190,000,000  Level 3 Communications, Inc., 9.125%
               senior notes, due 5/1/08.....................193,800,000
-----------------------------------------------------------------------
Total Corporate Bonds (cost $444,617,388)...................457,012,500
-----------------------------------------------------------------------

U.S. Government Obligation - 2.0%

$500,000,000  U.S. Treasury Note, 6.125%
               due 11/15/27 (cost $538,503,363)...........$ 517,220,000
-----------------------------------------------------------------------
Money Market - 2.2%
 257,500,000  Janus Government Money Market Fund, 4.79%.....257,500,000
 315,200,000  Janus Money Market Fund, 4.92%................315,200,000
-----------------------------------------------------------------------
Total Money Market (cost $572,700,000)......................572,700,000
-----------------------------------------------------------------------
Short-Term Corporate Notes - 4.9%
              Associates Corp. N.A.
 200,000,000  4.92%, 5/3/99.................................199,945,333
              Ford Motor Credit Corp.
 400,000,000  4.95%, 5/3/99.................................399,890,889
              IBM Credit Corp.
  50,000,000  4.80%, 6/18/99.................................49,680,000
              JP Morgan Securities:
 100,000,000  4.83%, 7/19/99.................................98,981,000
 100,000,000  4.83%, 8/19/99.................................98,575,000
              Norwest Financial Corp.
 100,000,000  4.82%, 5/13/99.................................99,839,333
              UBS Financial, Inc.:
 100,000,000  4.78%, 6/8/99..................................99,495,444
 100,000,000  4.78%, 6/11/99.................................99,455,611
 100,000,000  4.78%, 7/6/99..................................99,114,000
  50,000,000  4.83%, 8/10/99.................................49,346,500
-----------------------------------------------------------------------
Total Short-Term Corporate Notes
 (cost $1,294,216,986)....................................1,294,323,110
-----------------------------------------------------------------------
Time Deposits - 1.9%
              SouthTrust Bank EDT
 112,400,000  5.00%, 5/3/99.................................112,400,000
              Sun Trust Bank EDT
 375,000,000  5.00%, 5/3/99.................................375,000,000
-----------------------------------------------------------------------
Total Time Deposits (cost $487,400,000).....................487,400,000
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

 50  Janus Equity Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
U.S. Government Agencies - 7.8%
              Fannie Mae:
$100,000,000  4.67%, 5/5/99..............................$   99,948,111
  50,000,000  4.70%, 6/14/99.................................49,712,778
 100,000,000  4.70%, 6/16/99.................................99,399,444
 100,000,000  4.75%, 6/17/99.................................99,383,778
   50,00,000  4.69%, 7/19/99.................................49,501,500
 100,000,000  4.71%, 7/20/99.................................98,990,000
 100,000,000  4.74%, 8/10/99.................................98,715,000
 110,000,000  4.73%, 8/16/99................................108,500,700
 100,000,000  4.70%, 8/18/99.................................98,611,000
 100,000,000  4.70%, 9/1/99..................................98,430,000
 100,000,000  4.65%, 9/17/99.................................98,222,000
 100,000,000  4.67%, 10/15/99................................97,859,000
  75,000,000  4.66%, 10/25/99................................73,296,750
 100,000,000  4.68%, 11/4/99.................................97,600,000
 100,000,000  4.65%, 12/21/99................................96,990,000
  75,000,000  4.69%, 2/7/00..................................72,275,250
 100,000,000  4.67%, 4/5/00..................................95,615,000
              Federal Home Loan Bank Systems:
  75,000,000  4.67%, 10/25/99................................73,282,500
 100,000,000  4.70%, 1/21/00.................................96,559,000
  50,000,000  4.71%, 4/17/00.................................47,710,000
              Freddie Mac:
 100,000,000  4.77%, 5/18/99.................................99,774,750
  50,000,000  4.69%, 6/11/99.................................49,732,931
  50,000,000  4.71%, 7/16/99.................................49,521,000
 100,000,000  4.71%, 8/26/99.................................98,508,000
-----------------------------------------------------------------------
Total U.S. Government Agencies (cost $2,047,687,435)......2,048,138,492
-----------------------------------------------------------------------
Total Investments (total cost $16,405,335,356) - 99.3%...26,089,067,877
-----------------------------------------------------------------------
Cash, Receivables and Other Assets, net of
 Liabilities - 0.7%.........................................178,441,372
-----------------------------------------------------------------------
Net Assets 100%.........................................$26,267,509,249
-----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 1999

COUNTRY                % OF INVESTMENT SECURITIES         MARKET VALUE
------------------------------------------------------------------------
Finland                                      5.0%        $ 1,298,846,559
United States(++)                           95.0%         24,790,221,318
------------------------------------------------------------------------
Total                                      100.0%        $26,089,067,877

(++)Includes Short-Term Securities (80.3% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   51

Janus Venture Fund (closed to new investors)

     [James Craig Photo]
     James Craig
     portfolio manager

     [William H. Bales Photo]
     William Bales
     portfolio manager

     [Jonathan Coleman Photo]
     Jonathan Coleman
     portfolio manager


Janus Venture Fund gained impressively, appreciating 46.47% for the six-months ended April 30, 1999. By comparison, the Russell 2000 Index returned 15.16%.(1) These results earned the Fund a top-quartile rating for the 12 months ended April 30, 1999, placing it 5th out of 676 small-company growth funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Given that the general market for small- and mid-cap stocks remained mostly sluggish during the period compared to indexes like the S&P 500 and even the NASDAQ Composite, we're especially pleased with the Fund's results. And while small caps gave some indication of improved relative performance near the end of the period, it's not yet clear whether this will be a temporary blip or the beginning of a genuine trend.

Regardless of the macro environment affecting the small-cap market, we continued to focus on individual companies in areas of the economy with the highest potential for substantial, sustained growth. For the most part, these included technology, telecommunications and cable. Within the technology group, an area that has received significant investor interest over the last six months has been the Internet. While we can say with reasonable assurance that Internet usage will continue to grow dramatically, we are less certain exactly what form that growth will take. Accordingly, we have favored infrastructure plays - or companies that provide the services needed to facilitate traffic growth on the Internet.

Globix, a company that specializes in "Web hosting," was a big winner for us. As more and more businesses move toward establishing a Web presence, many lack the expertise or resources to develop and maintain a site in-house. Globix provides companies needing these services with a value-added, outsourced solution, allowing them to utilize the Internet to implement their business strategies.

The ongoing move in the cable industry toward broadband technology also presented numerous opportunities for the Fund. Broadband provides traditional cable companies with the ability to offer a wider array of subscriber services, such as cable telephony, high-speed Internet access and video-on-demand. Our largest holding at the end of the period, TCA Cable TV, which primarily serves college towns in the Southwest, saw its stock rise as investors continued to anticipate the rollout of these expanded services. Another company capitalizing on the growth of bandwidth technology, SDL, Inc., also made a positive contribution to performance. SDL manufactures dense wave division multiplexing
(DWDM) lasers, which split existing fiber-optic cable into many strands. By utilizing this technology, telecommunications companies can increase transmission capacity by 60-fold, saving the time and money needed to lay new fiber-optic lines.

We also saw nice gains in some of our entertainment stocks, notably SFX Entertainment. After embarking on an aggressive consolidation strategy 12 months ago, SFX now owns most of the major outdoor amphitheaters in the U.S. The company is poised to drive incremental revenue through a fixed asset base, dramatically improving its

Portfolio Profile        April 30, 1999   October 31, 1998
----------------------------------------------------------
Equities                          98.1%              90.0%
  Foreign                          6.2%               2.7%
  Europe                           1.5%               2.7%
Top 10 Equities (% of Assets)     27.0%              26.0%
Number of Stocks                    112                 94
Cash & Cash Equivalents            1.9%              10.0%
----------------------------------------------------------
TOP 5 INDUSTRIES         April 30, 1999   October 31, 1998
----------------------------------------------------------
Internet Software                 10.4%               0.4%
Internet Content                   8.4%               0.2%
Computer Services                  6.5%               3.3%
Electronic Components -
  Semiconductors                   6.3%               1.6%
Cable Television                   4.6%               5.1%
----------------------------------------------------------

Top 10 Equity Holdings              April 30, 1999   October 31, 1998
---------------------------------------------------------------------
TCA Cable TV, Inc.                            3.3%               2.7%
VerticalNet, Inc.                             3.1%                 --
Verio, Inc.                                   3.0%                 --
Concentric Network Corp.                      2.7%                 --
Exodus Communications, Inc.                   2.6%                 --
Globix Corp.                                  2.6%                 --
DoubleClick, Inc.                             2.6%                 --
SFX Entertainment, Inc. - Class A             2.4%               1.4%
GeoTel Communications Corp.                   2.4%               1.5%
SDL, Inc.                                     2.3%               0.2%
---------------------------------------------------------------------

(1) Both returns include reinvested dividends.

(2) A small-cap fund is defined by Lipper, Inc. as "a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $1 billion at the time of purchase." As of April 30, 1999, Janus Venture Fund ranked 23/134 for the 5-year period and 4/73 for the 10-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.


 52  Janus Equity Funds / April 30, 1999
returns. To that end, SFX has negotiated ticketing contracts on more favorable terms, signed sponsorship deals with major advertisers, and formed its own merchandising company to control T-shirt sales at concerts. Moreover, when the stock dipped last fall, the CEO purchased a substantial number of shares on the open market, which gave us confidence that the business was being undervalued.

One weak spot for the Fund was its software holdings. Several underperformed on fears that earnings would suffer if customers postponed major software implementations until Year 2000 issues sorted themselves out. One example was Wind River Systems, which performed poorly despite the company's ability to meet its earnings forecasts. The stock also fell victim to the generally weak market for small-cap stocks, and we liquidated the position at a loss.

Going forward, our process for determining attractiveness of an investment will remain unchanged, regardless of the overall environment for small-cap securities. There are always compelling opportunities in dynamic, fast-growing companies. Our job is to find them on a stock-by-stock basis by carefully evaluating the growth prospects, quality of management and sustainability of the business models. We continue to be upbeat about opportunities we see and intent upon delivering benchmark-beating results for our shareholders.

We thank you for your investment in Janus Venture Fund.

               PERFORMANCE OVERVIEW
               [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a shaded area of green. The Russell 2000 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 1999. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund at $99,893 as compared to the Russell 2000 Index at $48,768.

                  Average Annual Total Return
                  for the periods ended April 30, 1999
                  One Year, 31.46%
                  Five Year, 19.53%
                  Ten Year, 17.29%
                  Since 4/30/85*, 17.87%

                  JANUS VENTURE FUND - $99,893

                  Russell 2000 Index - $48,768



* The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Common Stock - 98.1%

Advertising Services - 3.9%
     699,380  Lamar Advertising Co. - Class A*..............$23,516,652
     363,637  Penton Media, Inc. .............................8,636,379
     339,290  TMP Worldwide, Inc.*...........................22,817,252
                                                             54,970,283

Applications Software - 0.7%
     150,240  New Era of Networks, Inc.*......................5,643,390
      68,690  WebTrends Corp.*................................3,649,156
                                                              9,292,546

Beverages - Non-Alcoholic - 0%
       2,212  Buenos Aires Embotelladora S.A..........................0

Broadcast Services and Programming - 0.9%
     801,520  ACTV, Inc.*....................................12,724,130

Cable Television - 4.6%
     380,022  Cogeco Cable, Inc.**............................7,697,998
     760,044  Moffat Communications, Ltd.**..................10,177,015
     923,950  TCA Cable TV, Inc..............................46,024,259
                                                             63,899,272

Cellular Telecommunications - 1.2%
     333,175  WinStar Communications, Inc.*..................16,200,634

Circuits - 0.5%
     500,000  SIPEX Corp.*..................................$ 7,000,000

Collectibles - 0.7%
     271,825  Action Performance Companies, Inc.*.............9,208,072

Commercial Banks - 1.3%
      69,440  Carolina First Corp.............................1,874,880
     432,400  Investors Financial Services Corp. ............15,728,550
                                                             17,603,430

Commercial Services - 1.3%
     297,900  Central Parking Corp............................9,439,706
     121,725  Intraware, Inc.*................................3,727,828
     150,000  NCO Group, Inc.*................................4,893,750
                                                             18,061,284

Communications Software - 0.6%
     199,310  Razorfish, Inc.*................................8,669,985

Computer Data Security - 1.0%
     247,975  Check Point Software Technologies, Ltd.*........8,741,119
     100,345  ISS Group, Inc.*................................5,324,557
                                                             14,065,676

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   53

Janus Venture Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Computer Graphics - 1.0%
     500,000  Engineering Animation, Inc.*(,)(#)............$ 7,437,500
     330,265  NVIDIA Corp.*...................................6,027,336
                                                             13,464,836
Computer Services - 6.5%
     402,390  Checkfree Holding Corp.*.......................19,314,720
     391,900  CIBER, Inc.*....................................7,397,113
     226,405  Ecsoft Group PLC (ADR)*.........................3,933,787
     774,685  Globix Corp.*(,)(#)............................36,313,358
     193,235  Safeguard Scientifics, Inc.*...................15,652,035
     423,925  Sykes Enterprises, Inc.*........................8,690,463
                                                             91,301,476
Computer Software - 1.1%
     375,445  Brio Technology, Inc.*..........................5,256,230
     361,195  Informatica Corp.*.............................10,203,759
                                                             15,459,989
Computers - Integrated Systems - 1.1%
     112,515  Catapult Communications Corp.*..................1,751,015
     256,425  Extreme Networks, Inc.*........................14,215,561
                                                             15,966,576
Consulting Services - 0.8%
     166,050  Charles River Associates, Inc.*.................3,653,100
     261,990  Professional Detailing, Inc.*...................7,532,213
                                                             11,185,313
Distribution and Wholesale - 1.7%
     260,295  Aviation Sales Co.*............................10,411,800
     471,067  Insight Enterprises, Inc.*.....................12,718,809
                                                             23,130,609
Drug Delivery Systems - 0.2%
      79,910  Alkermes, Inc.*.................................2,137,593

Electric - Integrated - 0.2%
     158,800  Avista Corp.....................................2,382,000

Electronic Components - Semiconductors - 6.3%
     617,500  Alpha Industries, Inc.*........................21,766,875
     675,000  ATMI, Inc.*....................................15,525,000
     308,990  Galileo Technology, Ltd.*.......................7,106,770
     121,410  hi/fn, Inc.*....................................6,556,140
     300,000  SDL, Inc.*.....................................32,775,000
     418,695  Zoran Corp.*....................................4,527,140
                                                             88,256,925

Electronic Safety Devices - 1.2%
     642,774  Pittway Corp. - Class A........................16,953,164

Finance - Mortgage Loan Banker - 0.4%
     310,895  Doral Financial Corp. ..........................5,479,524

Finance - Investment Bankers/Brokers - 0.6%
      57,935  Knight/Trimark Group, Inc. - Class A*...........8,874,918

Food - Retail - 1.1%
     384,090  Whole Foods Market, Inc.*......................14,979,510

Instruments - Controls - 0.5%
     254,800  Mettler-Toledo International, Inc.*.............6,656,650

Instruments - Scientific - 1.2%
     406,100  Dionex Corp.*................................$ 16,650,100

Insurance Brokers - 0.6%
     151,550  E.W. Blanch Holdings, Inc.......................8,922,506

Internet Content - 8.4%
      78,265  Critical Path, Inc.*............................7,787,368
     258,640  DoubleClick, Inc.*.............................36,161,105
      58,925  iVillage, Inc.*.................................4,655,075
     187,565  Launch Media, Inc.*.............................4,736,016
     316,285  Mediconsult.com, Inc.*..........................3,775,652
     238,380  NetGravity, Inc.*...............................9,639,491
     376,435  VerticalNet, Inc.*.............................42,725,372
     106,605  Xoom.com, Inc.*.................................7,462,350
                                                            116,942,429

Internet Software - 10.4%
     125,005  AppliedTheory Corp.*............................2,562,603
     445,445  Concentric Network Corp.*......................37,194,657
     404,610  Exodus Communications, Inc.*...................36,465,476
      20,370  Net Perceptions, Inc.*............................537,259
     201,370  pcOrder.com, Inc. - Class A*(,)(#).............12,447,183
     141,830  Prodigy Communications Corp.*...................3,811,681
     267,050  SoftNet Systems, Inc.*..........................8,712,506
     586,925  Verio, Inc.*...................................41,671,675
      24,055  Vignette Corp.*.................................2,285,225
                                                            145,688,265

Life and Health Insurance - 0.6%
     348,435  StanCorp Financial Group, Inc.*.................8,384,217

Medical - Biomedical and Genetic - 2.3%
   1,952,500  Enzon, Inc.*(,)(#).............................25,382,500
     100,000  QIAGEN N.V.*....................................7,325,000
                                                             32,707,500

Medical - Drugs - 1.4%
     420,245  ChiRex, Inc.*..................................10,926,370
     163,500  MedImmune, Inc.*................................9,012,938
                                                             19,939,308

Medical - Outpatient and Home Medical Care - 0.8%
     738,240  Apria Healthcare Group, Inc.*..................11,535,000

Medical Information Systems - 0.2%
     115,225  InfoCure Corp.*.................................3,031,858

Medical Laser Systems - 0.4%
     122,315  Laser Vision Centers, Inc.*.....................5,152,519

Medical Products - 1.3%
     465,080  Henry Schein, Inc.*............................12,179,283
     150,000  Osteotech, Inc.*................................5,418,750
                                                             17,598,033

Motorcycle and Motor Scooter Manufacturing - 0.2%
     794,517  Ducati Motor Holding S.p.A.*....................2,367,864

Music/Clubs - 2.4%
     550,000  SFX Entertainment, Inc. - Class A*.............33,962,500

Network Software - 0.1%
      30,790  Marimba, Inc.*..................................1,870,493

See Notes to Schedules of Investments.

 54  Janus Equity Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Pharmacy Services - 0.4%
     279,775  Accredo Health, Inc.*.........................$ 6,190,022

Printing - Commercial - 1.9%
     469,225  Valassis Communications, Inc.*.................26,276,600

Professional Sports - 0.4%
     200,000  Championship Auto Racing Teams, Inc.*...........6,162,500

Property and Casualty Insurance - 0.4%
     218,550  Philadelphia Consolidated Holding Corp.*........5,395,453

Publishing - Periodicals - 1.5%
     646,245  Playboy Enterprises, Inc.*.....................20,801,011

Radio - 2.4%
     504,775  Citadel Communications Corp.*..................14,133,700
     286,335  Cox Radio, Inc. - Class A*.....................13,958,831
     157,160  Entercom Communications Corp.*..................5,834,565
                                                             33,927,096

Recreational Centers - 0.4%
     250,000  Bally Total Fitness Holding Corp.*..............6,062,500

Rental Auto/Equipment - 1.3%
     659,808  Rent-Way, Inc.*................................17,979,768

Resorts and Theme Parks - 1.7%
     700,000  Premier Parks, Inc.*...........................24,193,750

Retail - Discount - 1.0%
     398,760  Ames Department Stores, Inc.*..................13,931,678

Retail - Internet - 1.5%
     695,145  Beyond.com Corp.*..............................20,463,331

Retail - Office Supplies - 1.3%
     958,820  School Specialty, Inc.*(,)(#)..................18,097,728

Retail - Restaurants - 0.4%
     194,730  P.F. Chang's China Bistro, Inc.*................4,916,933

Satellite Telecommunications - 1.1%
     300,000  Gilat Satellite Networks, Ltd.*................15,600,000

Schools - 1.4%
     242,365  Career Education Corp.*.........................8,119,228
     164,130  Corinthian Colleges, Inc.*......................2,687,629
     600,000  EduTrek International, Inc.*(,)(#)..............3,075,000
     239,655  ITT Educational Services, Inc.*.................5,886,526
                                                             19,768,383

Telecommunication Equipment - 4.2%
     400,675  Com21, Inc.*...................................12,471,009
     600,000  GeoTel Communications Corp.*...................33,750,000
     317,705  Terayon Communication Systems, Inc.*...........12,827,339
                                                             59,048,348

Telecommunication Services - 0.6%
     704,065  Hyperion Telecommunications, Inc. - Class A*....8,800,813

Telephone - Long Distance - 2.3%
     700,000  Viatel, Inc.*..................................32,200,000

Therapeutics - 1.0%
      60,175  Abgenix, Inc.*....................................880,059
     276,000  QLT PhotoTherapeutics, Inc.*...................12,609,750
                                                             13,489,809

Travel Services - 0.9%
     258,035  Pegasus Systems, Inc.*......................$  12,063,136

Wireless Equipment - 2.3%
     320,470  Advanced Radio Telecom Corp.*...................4,246,228
     180,580  DSP Communications, Inc.*.......................4,920,805
     423,630  RF Micro Devices, Inc.*........................23,670,326
                                                             32,837,359
-----------------------------------------------------------------------
Total Common Stock (cost $915,373,793)....................1,370,883,205
-----------------------------------------------------------------------
Short-Term Corporate Note - 2.7%
              CIT Group Holdings, Inc.
 $38,100,000  4.90%, 5/3/99 (amortized cost $38,089,628).....38,089,628
-----------------------------------------------------------------------
Total Investments (total cost $953,463,421) - 100.8%......1,408,972,833
-----------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other
 Assets - (0.8%)...........................................(11,709,608)
-----------------------------------------------------------------------
Net Assets - 100%........................................$1,397,263,225
-----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 1999

COUNTRY                % OF INVESTMENT SECURITIES         MARKET VALUE
-----------------------------------------------------------------------
Bermuda                                      0.3%        $    3,775,652
Canada                                       2.1%            30,484,763
Israel                                       2.2%            31,447,889
Italy                                        0.2%             2,367,864
Netherlands                                  0.5%             7,325,000
Switzerland                                  0.5%             6,656,650
United Kingdom                               0.3%             3,933,787
United States(++)                           93.9%         1,322,981,228
-----------------------------------------------------------------------
Total                                      100.0%        $1,408,972,833

(++)Includes Short-Term Securities (91.2% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 1999

CURRENCY SOLD AND           CURRENCY           CURRENCY    UNREALIZED
SETTLEMENT DATE           UNITS SOLD    VALUE IN $ U.S.   GAIN/(LOSS)
---------------------------------------------------------------------
Canadian Dollar 10/8/99   25,000,000        $17,165,614    ($407,530)
---------------------------------------------------------------------
Total                                       $17,165,614    ($407,530)

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   55

Janus Worldwide Fund

     [Helen Young Hayes Photo]
     Helen Young Hayes
     portfolio manager


I am pleased to report that Janus Worldwide Fund gained 24.17% for the six-month period ended April 30, 1999, outperforming its benchmark, the Morgan Stanley Capital International World Index, which rose 17.29%.(1) These results earned the Fund top-quartile performance for the 12-month period ended April 30, 1999, placing it 28th out of 229 global funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

During the past six months, international equity markets gained support from global interest rate cuts and easing recession fears. While U.S. equities led the way, stocks in Asia and Latin America showed renewed strength amid signs that the worst may be over for economies in those regions. Meanwhile, European markets were volatile, struggling against slower economic growth and pressure on the new euro currency. However, a recent European Central Bank interest rate cut has brightened the Continent's economic outlook.

I attribute the Fund's solid performance to our ability to find companies that can generate robust earnings in a variety of economic conditions. Another contributing factor was our decision last year to increase the Fund's weighting in U.S. stocks. We believe many U.S. businesses are currently ahead of their international competitors in terms of corporate productivity and technological innovation. Networking equipment provider Cisco Systems and telecommunications powerhouse MCI WorldCom, for instance, are market-leading franchises that are driving the changes creating value in their industries. During the period, both continued to reward us with impressive performance.

Additionally, we have taken a number of the powerful growth trends at work in the U.S. economy and followed them abroad, looking for ways to capitalize on similar changes in other markets. An example is the Internet, which has changed the face of the U.S. economy and is rapidly beginning to affect economies around the world. Businesses like Britain's COLT Telecom and Netherlands-based Equant are developing new systems that allow users to access Internet, voice and data services over a single network. By incorporating the latest technology, these companies gained an advantage over traditional telephone companies encumbered by higher-cost, fixed-line equipment. As a result, COLT Telecom and Equant are able to offer better-quality, lower-priced services. Both of these positions contributed to our gains during the period.

The strategic value of cable franchises is another concept we followed globally. Because cable firms have already extended high-capacity networks into consumers' homes, they are increasingly being seen as a vital connection in the delivery of broadband services. In addition to U.S. operators Comcast and MediaOne Group, we are identifying exciting opportunities in other countries, such as Canada's Rogers Communications and Shaw Communications, and Britain's NTL.

Portfolio Profile          April 30, 1999   October 31, 1998
------------------------------------------------------------
Equities                            94.0%              85.6%
  Foreign                           62.0%              60.7%
  European                          45.7%              52.1%
Top 10 Equities (% of
  Assets)                           28.9%              24.4%
Number of Stocks                      136                155
Cash & Cash Equivalents              6.0%              14.4%
------------------------------------------------------------
TOP 5 INDUSTRIES           April 30, 1999   October 31, 1998
------------------------------------------------------------
Medical - Drugs                      8.6%               9.6%
Diversified Operations               8.2%              10.1%
Telephone - Integrated               8.7%               4.4%
Cellular
  Telecommunications                 6.6%               1.9%
Telecommunication Equipment      5.0%                   4.0%
------------------------------------------------------------
TOP 5 COUNTRIES            April 30, 1999   October 31, 1998
------------------------------------------------------------
United States                       37.5%              39.4%
United Kingdom                       7.6%              10.2%
Japan                                7.5%               6.7%
Netherlands                          7.1%               5.9%
France                               6.0%               9.1%
------------------------------------------------------------

Top 10 Equity Holdings                April 30, 1999   October 31, 1998
-----------------------------------------------------------------------
Cisco Systems, Inc.                             4.9%               3.5%
Tyco International, Ltd.                        4.0%               2.9%
Microsoft Corp.                                 3.1%               2.8%
NTT Mobile Communication Network,
  Inc.                                          3.0%               2.0%
Mannesmann A.G.                                 2.9%               2.9%
Time Warner, Inc.                               2.6%               2.1%
Nokia Oyj - Class A                             2.4%               1.9%
Vivendi                                         2.1%               1.7%
AT&T Corp.                                      2.0%                 --
Telecom Italia S.p.A.                           1.9%               1.4%
-----------------------------------------------------------------------

(1) Both returns include reinvested dividends.

(2) A global fund is defined by Lipper, Inc. as one that "invests at least 25% of its portfolio in securities traded outside the United States and may own U.S. securities as well." As of April 30, 1999, Janus Worldwide Fund was ranked 4/83 for the 5-year period. This ranking is based on total return, including reinvested dividends and capital gains for the stated period.

Past performance does not guarantee future results.


 56  Janus Equity Funds / April 30, 1999

While we were pleased with the Fund's overall performance, a few of our holdings did not meet our expectations. Cap Gemini and Getronics, two European information technology firms, fell on concerns over a potential Y2K-related slowdown in corporate software spending. However, we remain confident about their long-term prospects, fueled by growth in Internet use and e-commerce, and therefore have maintained our positions in both companies.

Likewise, some of our more defensive stocks, such as European pharmaceutical companies Elan and Roche Holding, were hindered by investors' recent rotation into more economically sensitive companies. However, we remain positive on the long-term fundamentals in this industry as new drug development techniques should continue to accelerate growth.

Going forward, we are generally optimistic on the outlook for the global economy. Modest inflation and low interest rates are expected to support moderate but continued growth in the U.S. and Europe. Meanwhile, prospects for Asia and emerging markets appear brighter than they did six months ago. Even so, it is still essential to own companies that can generate strong results in any kind of economic environment.

Thank you for your continued investment in Janus Worldwide Fund.

               PERFORMANCE OVERVIEW
               [GRAPH]
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund at $45,580 as compared to the Morgan Stanley Capital International World Index at $27,736.

                  Average Annual Total Return
                  for the periods ended April 30, 1999
                  One Year, 14.70%
                  Five Year, 20.47%
                  Since 5/15/91*, 20.98%

                  JANUS WORLDWIDE FUND - $45,580

                  Morgan Stanley Capital
                  International World
                  Index - $27,736



* The Fund's inception date.

Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Common Stock - 92.3%

Advertising Agencies - 0%
      210,256  WPP Group PLC**..............................$ 1,865,318

Airlines - 0.1%
    1,185,585  SAS Sverige A.B...............................11,699,691

Applications Software - 0.4%
      978,416  Intuit, Inc.*.................................84,266,078

Athletic Footwear - 0.3%
      539,947  Adidas - Salomon A.G.**.......................53,239,483

Audio and Video Products - 0.2%
      482,400  Sony Corp.**..................................45,062,830

Automotive - Cars and Light Trucks - 1.1%
      744,976  DaimlerChrysler A.G.*(,)**....................73,652,649
      393,881  DaimlerChrysler A.G. (ADR)*(,)**..............38,674,191
    2,176,000  Honda Motor Co., Ltd.**.......................95,891,681
                                                            208,218,521

Automotive - Truck Parts and Equipment - 0.3%
      648,810  Valeo S.A.**..................................54,912,891

Brewery - 1.0%
    2,162,391  Heineken N.V.**..............................108,666,235
    6,484,000  Kirin Brewery Co., Ltd.**..................$  73,335,300
                                                            182,001,535

Broadcast Services and Programming - 1.2%
      784,795  AT&T Corp./Liberty Media Group - Class
                A* ..........................................50,128,781
    1,856,510  Clear Channel Communications, Inc.*..........129,027,445
    1,327,265  Grupo Televisa S.A. (GDR).....................54,417,865
                                                            233,574,091

Cable Television - 2.8%
    4,153,895  Comcast Corp. - Special Class A..............272,858,978
    2,174,715  MediaOne Group, Inc.*........................177,375,192
    4,565,834  Rogers Communications, Inc. - Class B*........85,591,340
                                                            535,825,510

Cellular Telecommunications - 6.6%
    2,337,210  AirTouch Communications, Inc.*...............218,236,984
   73,800,000  China Telecom, Ltd.*.........................168,545,284
        9,900  NTT Mobile Communication Network, Inc.**.....580,589,977
    3,918,025  Orange PLC*(,)**..............................53,369,166
    2,605,160  Sprint Corp./PCS Group*......................110,393,655
   13,860,425  Telecom Italia Mobile S.p.A...................83,553,717
    2,945,601  Vodafone Group PLC**..........................54,304,054
                                                          1,268,992,837

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   57

Janus Worldwide Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Chemicals - Diversified - 0.1%
      586,390  Hoechst A.G.**.............................$  27,823,758

Commercial Banks - 1.1%
    4,310,830  Argentaria, Caja Postal y Banco
                Hipotecario de Espana, S.A.**...............101,520,288
      899,506  Toronto-Dominion Bank.........................48,085,014
   10,795,404  Unicredito Italiano S.p.A.**..................54,980,891
                                                            204,586,193

Commercial Services - 0.6%
    2,195,065  Paychex, Inc.................................112,085,507

Computer Services - 2.7%
      781,340  Atos S.A.*(,)**...............................66,956,364
    1,098,416  Cap Gemini S.A.**............................168,152,047
    4,432,587  Getronics N.V.**.............................182,186,032
    7,847,449  Logica PLC**..................................75,811,066
      790,545  WM-Data A.B. - Class B........................29,137,475
                                                            522,242,984

Computer Software - 3.1%
    7,316,750  Microsoft Corp.*.............................594,943,234

Computers - Integrated Systems - 1.5%
      857,888  ASM Lithography Holding N.V.*(,)**............35,911,631
      185,695  ASM Lithography Holding N.V. (ADR)*(,)**.......7,242,105
      744,079  Equant N.V.*(,)**.............................67,620,596
      505,210  Equant N.V. - New York Shares*(,)**...........45,089,993
    6,082,800  Fujitsu, Ltd.**..............................104,215,700
    2,583,613  SEMA Group PLC**..............................25,021,650
                                                            285,101,675

Computers - Memory Devices - 0.3%
      484,190  EMC Corp.*....................................52,746,448

Computers - Micro - 0.6%
    2,025,855  Sun Microsystems, Inc.*......................121,171,452

Cosmetics and Toiletries - 0.4%
      714,000  Estee Lauder Companies, Inc. - Class A........71,489,250

Distribution and Wholesale - 0.2%
      262,800  Softbank Corp.**..............................34,985,296

Diversified Operations - 8.2%
   19,636,305  Hays PLC**...................................218,469,425
   32,277,694  Rentokil Initial PLC**.......................188,314,437
    9,384,158  Tyco International, Ltd......................762,462,838
    1,703,843  Vivendi**....................................398,552,100
                                                          1,567,798,800

Drug Delivery Systems - 0.4%
    1,458,570  Elan Corp. PLC (ADR)*.........................75,116,355

Electronic Components - 1.6%
    1,743,211  Koninklijke (Royal) Philips Electronics
                N.V.**......................................150,305,320
    1,738,350  Koninklijke (Royal) Philips Electronics N.V.
                - New York Shares**.........................148,411,631
                                                            298,716,951

Electronic Components - SemiConductors - 0.1%
      261,000  Tokyo Electron, Ltd.**........................14,869,135

Finance - Credit Card - 0.8%
    1,162,200  American Express Co........................$ 151,885,012

Food - Catering - 0.7%
   13,011,095  Compass Group PLC**..........................132,608,209

Food - Retail - 0.7%
       83,032  Carrefour S.A.**..............................65,883,027
      536,259  Koninklijke Ahold N.V.........................19,941,908
      769,475  Kroger Co.*...................................41,792,111
                                                            127,617,046

Hotels and Motels - 0.1%
       39,256  Accor S.A.**..................................10,361,995

Human Resources - 0.4%
       17,438  Adecco S.A.**..................................8,808,043
    5,962,404  Capita Group PLC**............................62,976,437
                                                             71,784,480

Internet Content - 0.5%
      616,880  At Home Corp. - Class A*......................88,792,165

Internet Software - 0.7%
      617,165  America Online, Inc.*.........................88,100,304
      116,380  Excite, Inc.*.................................16,991,480
      115,750  Yahoo!, Inc.*.................................20,220,078
                                                            125,311,862

Investment Companies - 0.2%
      321,341  Ratin A/S - B Shares..........................55,398,632

Investment Management and Advisory Services - 0.3%
    4,623,050  Amvescap PLC**................................49,276,452

Machinery - General Industrial - 2.9%
    4,261,387  Mannesmann A.G.**............................561,740,587

Medical - Drugs - 8.6%
      896,240  American Home Products Corp...................54,670,640
    2,654,750  Bristol-Myers Squibb Co......................168,742,547
    2,208,428  Glaxo Wellcome PLC**..........................65,355,415
      918,465  Pfizer, Inc..................................105,680,879
    4,417,310  Pharmacia & Upjohn, Inc......................247,369,360
      204,329  Pharmacia & Upjohn, Inc.......................11,369,451
    1,274,039  Rhone-Poulenc S.A.**..........................60,654,360
       22,298  Roche Holding A.G.**.........................262,751,220
      460,093  Sanofi S.A.**.................................72,186,097
      431,460  Sepracor, Inc.*...............................36,458,370
    7,039,824  SmithKline Beecham PLC**......................93,172,226
    1,210,530  SmithKline Beecham PLC (ADR)**................79,516,689
    5,896,000  Takeda Chemical Industries**.................256,366,416
    2,038,814  Warner-Lambert Co............................138,511,926
                                                          1,652,805,596
Medical Instruments - 0.3%
      918,335  Medtronic, Inc................................66,062,724

Metal Processors and Fabricators - 1.1%
    4,760,051  Assa Abloy A.B. - Class B(#).................208,268,240

Money Center Banks - 3.5%
    9,087,321  Banca Commerciale Italiana**..................75,123,543
   56,674,239  Banca di Roma**...............................92,996,002

See Notes to Schedules of Investments.

 58  Janus Equity Funds / April 30, 1999

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Money Center Banks - (continued)
    5,462,694  Banco Bilbao Vizcaya, S.A.*(,)**............$ 81,834,590
    3,311,475  Banco Santander Central Hispano, S.A.**.......72,029,662
    1,486,331  ING Groep N.V.**..............................91,674,991
    4,961,101  Lloyds TSB Group PLC**........................79,918,635
      505,563  UBS A.G.**...................................172,013,064
                                                            665,590,487

Mortgage Banks - 0.8%
    1,777,707  Deutsche Pfandbriefbank A.G.**...............148,577,846

Multi-Line Insurance - 2.0%
    1,783,380  Aegon N.V.**.................................171,221,111
    1,961,819  Assicurazioni Generali**......................76,441,190
      407,328  Axa**.........................................52,660,170
      143,034  Zurich Allied A.G.**..........................89,628,071
                                                            389,950,542

Multimedia - 3.2%
      560,458  Shaw Communications, Inc. - Class B...........23,090,928
    7,205,265  Time Warner, Inc.............................504,368,550
    2,119,060  Viacom, Inc. - Class B*.......................86,616,578
                                                            614,076,056

Networking Products - 4.9%
    8,239,408  Cisco Systems, Inc.*.........................939,807,475

Oil Companies - Integrated - 0.6%
      239,455  Elf Aquitaine S.A.**..........................37,239,859
    1,732,925  YPF S.A. (ADR)................................72,782,850
                                                            110,022,709

Pipelines - 0.4%
    1,010,560  Enron Corp....................................76,044,640

Publishing - Periodicals - 1.7%
    7,301,601  Wolters Kluwer N.V.**........................318,260,029

Radio - 0.2%
      771,890  Chancellor Media Corp.*.......................42,357,464

Recycling - 0.2%
    1,170,742  Tomra Systems A.S.A...........................46,611,436

Retail - Diversified - 0.3%
      968,000  Ito-Yokado Co., Ltd.**........................59,445,041

Retail - Internet - 1.0%
      507,355  Amazon.com, Inc.*.............................87,296,770
      555,360  eBay, Inc.*..................................115,584,300
                                                            202,881,070

Security Services - 1.2%
   15,812,424  Securitas A.B. - Class B(#)..................235,002,286

Telecommunication Equipment - 5.0%
    5,848,800  Nokia Oyj - Class A**........................452,325,355
    4,828,130  Nokia Oyj (ADR) - Class A**..................358,186,894
    3,320,207  Telefonaktiebolaget L.M. Ericsson - Class B*..87,438,463
    2,467,509  Telefonaktiebolaget L.M. Ericsson (ADR)*......66,622,743
                                                            964,573,455

Telecommunication Services - 2.1%
    6,085,509  COLT Telecom Group PLC*(,)**(,+)..........$  113,758,008
    1,279,705  Level 3 Communications, Inc.*................115,253,432
    1,029,705  NTL, Inc.*....................................78,515,006
       13,066  NTT Data Corp.**.............................103,445,300
                                                            410,971,746

Telephone - Integrated - 7.5%
    8,417,455  British Telecommunications PLC**(,)(#).......141,492,738
    1,090,927  Deutsche Telekom A.G.**.......................43,049,817
        5,353  Nippon Telegraph & Telephone Corp.**..........58,301,120
      571,345  Swisscom A.G.**..............................210,156,511
    1,505,170  Telecom Argentina Stet S.A. (ADR)*............51,928,365
   35,012,914  Telecom Italia S.p.A.**......................370,976,155
    1,799,810  Telefonica de Argentina S.A. (ADR)............67,267,899
    6,902,770  Telefonica S.A.*(,)**........................323,879,762
      333,629  Telefonica S.A. (ADR)*(,)**...................46,499,542
    1,612,045  Telefonos de Mexico S.A. (ADR)...............122,112,409
                                                          1,435,664,318

Telephone - Long Distance - 3.7%
    7,363,655  AT&T Corp....................................371,864,578
    4,173,075  MCI WorldCom, Inc.*..........................342,974,602
                                                            714,839,180

Transportation - Air Freight - 0.8%
    1,360,360  FDX Corp.*...................................153,125,523

Travel Services - 0.2%
       10,549  Kuoni Reisen A.G. - Class B**.................37,416,352

Water - 0.8%
      861,458  Suez Lyonnaise des Eaux**....................146,732,653
-----------------------------------------------------------------------
Total Common Stock (cost $11,913,269,659)................17,677,199,131
-----------------------------------------------------------------------
Preferred Stock - 1.7%

Automotive - Cars and Light Trucks - 0.5%
       37,477  Porsche A.G.**................................91,192,567

Telephone - Integrated - 1.2%
    2,563,565  Telecomunicacoes Brasileiras S.A. (ADR)......233,765,083
-----------------------------------------------------------------------
Total Preferred Stock (cost $314,864,346)...................324,957,650
-----------------------------------------------------------------------
Rights - 0%
    6,902,770  Telefonica S.A.*(,)** (cost $0)................6,426,476
-----------------------------------------------------------------------
Money Market - 0.5%
 $ 85,000,000  Janus Government Money Market Fund
                4.79% (cost $85,000,000).....................85,000,000
-----------------------------------------------------------------------
Short-Term Corporate Notes - 1.3%
               UBS Financial Corp.:
  100,000,000  4.78%, 6/8/99.................................99,495,444
  100,000,000  4.78%, 8/5/99.................................98,759,000
   50,000,000  4.83%, 8/10/99................................49,346,500
-----------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $247,543,236)........247,600,944
-----------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Equity Funds / April 30, 1999   59

Janus Worldwide Fund

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------------------
Time Deposits - 2.1%
               SouthTrust Bank EDT
 $109,300,000  5.00%, 5/3/99.............................$  109,300,000
               Sun Trust Bank EDT
  300,000,000  5.00%, 5/3/99................................300,000,000
-----------------------------------------------------------------------
Total Time Deposits (cost $409,300,000).....................409,300,000
-----------------------------------------------------------------------
U.S. Government Agencies - 1.0%
               Fannie Mae:
   50,000,000  4.70%, 8/18/99................................49,305,500
   50,000,000  4.70%, 9/1/99.................................49,215,000
   50,000,000  4.66%, 10/22/99...............................48,884,000
               Freddie Mac
   50,000,000  4.73%, 9/9/99.................................49,163,000
-----------------------------------------------------------------------
Total U.S. Government Agencies (cost $196,498,792)..........196,567,500
-----------------------------------------------------------------------
U.S. Government Obligation - 0.3%
   50,000,000  U.S. Treasury Bill
                4.45%, 7/22/99 (cost $49,493,194)............49,507,500
-----------------------------------------------------------------------
Total Investments (total cost $13,215,969,227) - 99.2%...18,996,559,201
-----------------------------------------------------------------------
Cash, Receivables and Other Assets, net of
 Liabilities - 0.8%.........................................150,843,774
-----------------------------------------------------------------------
Net Assets - 100%.......................................$19,147,402,975
-----------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 1999

COUNTRY                % OF INVESTMENT SECURITIES         MARKET VALUE
------------------------------------------------------------------------
Argentina                                    1.0%        $   191,979,113
Bermuda                                      4.0%            762,462,837
Brazil                                       1.2%            233,765,083
Canada                                       0.8%            156,767,282
Denmark                                      0.3%             55,398,631
Finland                                      4.3%            810,512,249
France                                       6.0%          1,134,291,561
Germany                                      5.5%          1,037,950,897
Hong Kong                                    0.9%            168,545,284
Ireland                                      0.4%             75,116,355
Italy                                        4.0%            754,071,498
Japan                                        7.5%          1,426,507,798
Mexico                                       0.9%            176,530,273
Netherlands                                  7.1%          1,342,866,945
Norway                                       0.2%             46,611,436
Spain                                        3.3%            632,190,319
Sweden                                       3.4%            649,538,350
Switzerland                                  4.1%            780,773,260
United Kingdom                               7.6%          1,435,229,933
United States(++)                           37.5%          7,125,450,097
------------------------------------------------------------------------
Total                                      100.0%        $18,996,559,201

(++)Includes Short-Term Securities (32.3% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 1999

CURRENCY SOLD AND            CURRENCY           CURRENCY     UNREALIZED
SETTLEMENT DATE            UNITS SOLD    VALUE IN $ U.S.    GAIN/(LOSS)
-----------------------------------------------------------------------
British Pound 5/6/99      297,360,000      $ 478,422,504   $ 10,419,494
British Pound 5/13/99      65,000,000        104,572,000      2,938,000
British Pound 10/8/99      87,000,000        139,852,500        400,200
Euro 7/15/99               68,200,000         71,800,960      8,068,060
Euro 7/28/99               49,900,000         52,489,810      6,182,610
Euro 8/12/99              222,500,000        233,803,000     28,969,500
Euro 8/27/99              390,600,000        410,012,820     47,887,560
Japanese Yen 5/20/99   12,000,000,000        100,547,228      1,061,578
Japanese Yen 9/16/99   18,994,000,000        159,175,646      4,990,301
Japanese Yen 10/8/99   15,500,000,000        129,898,755      5,402,495
Japanese Yen 10/14/99  25,500,000,000        213,706,014      5,046,667
Japanese Yen 10/21/99   4,006,000,000         33,573,105      1,095,869
Japanese Yen 11/18/99   8,000,000,000         67,048,283      2,820,713
Swiss Franc 10/8/99       118,000,000         78,855,921      1,993,685
-----------------------------------------------------------------------
Total                                     $2,273,758,546   $127,276,732

See Notes to Schedules of Investments.

 60  Janus Equity Funds / April 30, 1999

                                                       Statements of Operations

                                                                                                                          Janus
                                                                                                                          Global
                                                                         Janus          Janus             Janus            Life
For the six months ended April 30, 1999, (unaudited)      Janus         Balanced      Enterprise      Equity Income      Sciences
(all numbers in thousands)                                 Fund           Fund           Fund             Fund           Fund(1)
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $   38,510      $ 19,520       $    426         $  2,399         $   280
  Dividends                                                 42,568         4,143            436            1,655             190
  Foreign tax withheld                                        (25)          (23)             --              (9)             (8)
Total Investment Income                                     81,053        23,640            862            4,045             462
Expenses:
  Advisory fees                                             84,271         4,710          2,696            1,512             377
  Transfer agent fees and expenses                          22,205         1,278            882              420             137
  Registration fees                                            244           318             84              136             103
  Postage and mailing expenses                                 931            70             85               37              17
  Custodian fees                                               932            54             57               28              20
  Printing expenses                                          1,273            71             73               37              35
  Audit fees                                                    59            13             15               13               4
  Trustees' fees and expenses                                   38             4              5                3               3
  Other expenses                                               146            15             13               11               3
Total Expenses                                             110,099         6,533          3,910            2,197             699
Expense and Fee Offsets                                    (1,221)         (114)          (124)             (32)            (17)
Net Expenses                                               108,878         6,419          3,786            2,165             682
Net Investment Income/(Loss)                              (27,825)        17,221        (2,924)            1,880           (220)
Net Realized and Unrealized Gain/(Loss) on
  Investments:
  Net realized gain/(loss) from securities
    transactions                                         2,704,352        52,959        136,620           19,009         (1,161)
  Net realized gain/(loss) from foreign currency
    transactions                                          (14,080)            --            281               --               1
  Net realized gain/(loss) from futures contracts               --            --             --               --              --
  Change in net unrealized appreciation/(depreciation)
    of investments                                       5,412,834       220,156        208,283          109,408           6,129
Net Gain/(Loss) on Investments                           8,103,106       273,115        345,184          128,417           4,969
Net Increase/(Decrease) in Net Assets Resulting from
  Operations                                            $8,075,281      $290,336       $342,260          $130,297          $4,749

(1) Period from December 31, 1998 (inception) to April 30, 1999.

See Notes to Financial Statements.

                                        Janus Equity Funds / April 30, 1999   61

                                                                Janus           Janus
                                                                Global          Growth          Janus
For the six months ended April 30, 1999, (unaudited)          Technology      and Income       Mercury
(all numbers in thousands)                                     Fund(1)           Fund            Fund
--------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                     $  1,659       $  14,004       $    6,497
  Dividends                                                         253          11,353            5,788
  Foreign tax withheld                                             (31)           (159)            (287)
Total Investment Income                                           1,881          25,198           11,998
Expenses:
  Advisory fees                                                   1,039          12,224           11,911
  Transfer agent fees and expenses                                  325           3,837            3,832
  Registration fees                                                 130             280              502
  Postage and mailing expenses                                       39             267              273
  Custodian fees                                                     26             174              137
  Printing expenses                                                  53             434              427
  Audit fees                                                          4               5                5
  Trustees' fees and expenses                                        --               9                2
  Other expenses                                                      5              25               22
Total Expenses                                                    1,621          17,255           17,111
Expense and Fee Offsets                                            (29)           (287)            (413)
Net Expenses                                                      1,592          16,968           16,698
Net Investment Income/(Loss)                                        289           8,230          (4,700)
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions         (2,775)         147,187          648,919
  Net realized gain/(loss) from foreign currency
    transactions                                                     --           1,053            2,796
  Net realized gain/(loss) from futures contracts                    --              --               --
  Change in net unrealized appreciation/(depreciation) of
    investments                                                 135,721         876,597        1,041,772
Net Gain/(Loss) on Investments                                  132,946       1,024,837        1,693,487
Net Increase/(Decrease) in Net Assets Resulting from
  Operations                                                   $133,235      $1,033,067       $1,688,787

(1) Period from December 31, 1998 (inception) to April 30, 1999.

 62  Janus Equity Funds / April 30, 1999

                          Janus
   Janus                 Special       Janus       Janus       Janus
  Olympus     Janus     Situations     Twenty     Venture    Worldwide
    Fund     Overseas      Fund         Fund        Fund        Fund
  ---------------------------------------------------------------------
  $  5,726   $  5,139    $    205    $   89,807   $  2,231   $   28,846
     2,094     15,748         781        27,426        481       55,184
      (86)    (1,975)          --       (1,281)        (3)      (5,249)
     7,734     18,912         986       115,952      2,709       78,781
     5,261     14,139       3,029        59,433      4,107       54,465
     1,633      3,868       1,074        16,758      1,145       15,009
       258        133          15         2,371         37          518
        94        134         122           728        131          483
        76      1,587          39           549         62        4,085
       144        215         112         1,190        126          661
         6          6          18            27          6           35
         4         13           5            50        (5)           34
        14         50          16            54         15          152
     7,490     20,145       4,430        81,160      5,624       75,442
     (172)      (191)       (104)       (1,021)       (71)      (1,128)
     7,318     19,954       4,326        80,139      5,553       74,314
       416    (1,042)     (3,340)        35,813    (2,844)        4,467
   146,670     18,963     147,122       480,419    234,792       96,068
       805   (15,610)          12         5,759        (2)     (30,002)
        --      6,888          --            --         --       28,108
   480,120    756,718     157,894     6,106,580    229,207    3,380,203
   627,595    766,959     305,028     6,592,758    463,997    3,474,377
  $628,011   $765,917    $301,688    $6,628,571   $461,153   $3,478,844

                                        Janus Equity Funds / April 30, 1999   63

Statements of Assets & Liabilities

                                                                                Janus           Janus             Janus
As of April 30, 1999, (unaudited)                               Janus          Balanced       Enterprise      Equity Income
(all numbers in thousands except net asset value per share)     Fund             Fund            Fund             Fund
---------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                        $18,632,701      $1,831,188      $  771,913        $503,441
  Investments at value                                       $29,641,132      $2,133,116      $1,101,678        $634,115
    Cash                                                           1,535           3,628           1,680           1,425
    Receivables:
      Investments sold                                           457,244          12,133          12,275           4,876
      Fund shares sold                                            89,678          22,045          19,592           6,445
      Dividends                                                   13,068           1,137              92             490
      Interest                                                       818          16,940              --           2,603
    Other assets                                                     283               4               7               2
    Forward currency contracts                                        --              48              --              --
Total Assets                                                  30,203,758       2,189,051       1,135,324         649,956
Liabilities:
  Payables:
    Investments purchased                                        184,798          33,254          27,556          19,412
    Fund shares repurchased                                       17,015           3,918           6,718             695
    Advisory fees                                                 16,239           1,120             579             351
    Transfer agent fees and expenses                               4,233             288             200              93
  Accrued expenses                                                 2,149             325             295             136
  Forward currency contracts                                          --              --              --              --
Total Liabilities                                                224,434          38,905          35,348          20,687
Net Assets                                                   $29,979,324      $2,150,146      $1,099,976        $629,269
Shares Outstanding, $0.01 Par Value (unlimited shares
  authorized)                                                    790,618         100,275          24,293          28,908
Net Asset Value Per Share                                         $37.92      $    21.44      $    45.28        $  21.77

                                                                Janus
                                                             Global Life
As of April 30, 1999, (unaudited)                             Sciences
(all numbers in thousands except net asset value per share)     Fund
-----------------------------------------------------------  -----------
Assets:
  Investments at cost                                         $182,674
  Investments at value                                        $188,740
    Cash                                                           566
    Receivables:
      Investments sold                                           5,324
      Fund shares sold                                           1,896
      Dividends                                                     60
      Interest                                                      --
    Other assets                                                    --
    Forward currency contracts                                      63
Total Assets                                                   196,649
Liabilities:
  Payables:
    Investments purchased                                          388
    Fund shares repurchased                                        409
    Advisory fees                                                  119
    Transfer agent fees and expenses                                42
  Accrued expenses                                                 109
  Forward currency contracts                                        --
Total Liabilities                                                1,067
Net Assets                                                    $195,582
Shares Outstanding, $0.01 Par Value (unlimited shares
  authorized)                                                   19,008
Net Asset Value Per Share                                     $  10.29

See Notes to Financial Statements.

 64  Janus Equity Funds / April 30, 1999

  Janus        Janus                                               Janus
  Global       Growth       Janus        Janus        Janus       Special        Janus        Janus         Janus
Technology   and Income    Mercury      Olympus      Overseas    Situations     Twenty       Venture      Worldwide
   Fund         Fund         Fund         Fund         Fund         Fund         Fund          Fund         Fund
--------------------------------------------------------------------------------------------------------------------
 $814,341   $3,226,596    $4,120,370   $1,682,674   $3,202,187   $  795,488   $16,405,335   $  953,463   $13,215,969
 $950,063   $4,585,319    $5,633,511   $2,421,640   $4,407,826   $  995,711   $26,089,068   $1,408,973   $18,996,559
    3,758          555           620          573          557        1,569         1,711        1,585           890
    3,117       41,492        67,422       25,711      102,212       19,528        97,691       11,099       141,835
   26,058       23,669        75,180       34,968       13,365        3,272       154,981          604        59,544
       59        2,049           641          491        9,139           31         3,286           40        29,173
       30        3,549            58        2,301           --          176        26,736           --           389
       --           28            23            8           48            9           116           30           157
       --        9,400        18,047        8,478       47,178           45            --           --       127,277
  983,085    4,666,061     5,795,502    2,494,170    4,580,325    1,020,341    26,373,589    1,422,331    19,355,824
   33,780       47,099       179,196       32,104       56,554       23,044        72,664       22,904       173,713
    1,780        2,061         9,631        3,846        8,398        1,583        12,548          608        19,719
      437        2,478         2,809        1,277        2,457          536        13,929          766        10,195
      117          788           819          403          666          182         3,744          215         2,786
      120          824           902          329          922          170         3,195          167         2,008
       --           --            --           --           --           --            --          408            --
   36,234       53,250       193,357       37,959       68,997       25,515       106,080       25,068       208,421
 $946,851   $4,612,811    $5,602,145   $2,456,211   $4,511,328   $  994,826   $26,267,509   $1,397,263   $19,147,403
   68,760      139,408       178,368       71,600      210,871       48,485       409,361       20,671       372,778
 $  13.77   $    33.09    $    31.41   $    34.30   $    21.39   $    20.52   $     64.17   $    67.60   $     51.36

                                        Janus Equity Funds / April 30, 1999   65

Statements of Changes in Net Assets

                                                                                           Janus                     Janus
For the six months ended April 30, 1999, (unaudited)            Janus                    Balanced                 Enterprise
and for the fiscal year ended October 31                        Fund                       Fund                      Fund
(all numbers in thousands)                               1999          1998          1999         1998         1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)                        $  (27,825)   $     (825)   $   17,221   $   12,539   $  (2,924)   $  (3,669)
  Net realized gain/(loss) from investment
    transactions                                        2,690,272       589,663       52,959        5,846      136,901       79,005
  Change in unrealized net
    appreciation/(depreciation) of investments          5,412,834     2,210,595      220,156       49,716      208,283     (12,029)
Net Increase in Net Assets Resulting from Operations    8,075,281     2,799,433      290,336       68,101      342,260       63,307
Dividends and Distributions to Shareholders:
    Net investment income*                                     --     (149,577)     (15,461)     (10,977)           --           --
    Dividends (in excess of net investment income)*            --            --           --           --           --           --
    Net realized gain from investment transactions*     (609,005)   (3,125,216)      (6,137)     (34,067)     (76,954)     (34,480)
Net Decrease from Dividends and Distributions           (609,005)   (3,274,793)     (21,598)     (45,044)     (76,954)     (34,480)
Capital Share Transactions:
  Shares sold                                           3,501,362     3,186,804    1,310,346      622,532      828,155      520,538
  Reinvested dividends and distributions                  593,074     3,186,148       21,105       44,048       75,136       33,924
  Shares repurchased                                  (2,302,650)   (4,205,664)    (280,092)    (219,747)    (627,620)    (576,118)
Net Increase/(Decrease) from Capital Share
  Transactions                                          1,791,786     2,167,288    1,051,359      446,833      275,671     (21,656)
Net Increase/(Decrease) in Net Assets                   9,258,062     1,691,928    1,320,097      469,890      540,977        7,171
Net Assets:
  Beginning of period                                  20,721,262    19,029,334      830,049      360,159      558,999      551,828
  End of period                                       $29,979,324   $20,721,262   $2,150,146   $  830,049   $1,099,976   $  558,999
Net Assets Consist of:
  Capital (par value and paid-in surplus)*            $16,338,492   $14,546,706   $1,789,292   $  737,933   $  636,967   $  361,296
  Undistributed net investment income/(loss)*            (27,825)            --        5,925        4,165      (2,924)           --
  Undistributed net realized gain/(loss) from
    investments*                                        2,660,554       579,287       52,957        6,135      136,170       76,223
  Unrealized appreciation/(depreciation) of
    investments                                        11,008,103     5,595,269      301,972       81,816      329,763      121,480
Total Net Assets                                      $29,979,324   $20,721,262   $2,150,146   $  830,049   $1,099,976   $  558,999
Transactions in Fund Shares:
  Shares sold                                              98,987       113,579       64,970       37,044       21,124       16,290
  Reinvested distributions                                 17,907       130,632        1,059        2,868        2,196        1,154
Total                                                     116,894       244,211       66,029       39,912       23,320       17,444
  Shares repurchased                                     (67,051)     (151,587)     (13,963)     (13,233)     (16,318)     (18,034)
  Net increase/(decrease)                                  49,843        92,624       52,066       26,679        7,002        (590)
  Shares outstanding beginning of period                  740,775       648,151       48,209       21,530       17,291       17,881
Shares outstanding end of period                          790,618       740,775      100,275       48,209       24,293       17,291
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                           $10,161,932   $13,850,135   $1,266,296   $  679,170   $  782,795   $  729,785
    Proceeds from sales of securities                   9,625,827    16,162,138      295,072      337,939      588,042      804,426
    Purchases of long-term U. S. government
      obligations                                              --            --       88,554       45,545           --           --
    Proceeds from sales of long-term U. S.
      government obligations                                   --            --           --       34,603           --           --

(1) Period from December 31, 1998 (inception) to April 30, 1999.

 *  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

 66  Janus Equity Funds / April 30, 1999

                             Janus                                   Janus
         Janus            Global Life         Janus               Growth and                     Janus
     Equity Income         Sciences     Global Technology           Income                      Mercury
         Fund                Fund             Fund                   Fund                        Fund
   1999         1998        1999(1)          1999(1)           1999         1998          1999           1998
-----------------------------------------------------------------------------------------------------------------
$    1,880   $      543    $  (220)        $      289       $    8,230   $    8,295   $    (4,700)   $    (6,863)
    19,009        3,247     (1,160)           (2,775)          148,240      220,260        651,715        243,921
   109,408       13,912       6,129           135,721          876,597      104,949      1,041,772        204,681
   130,297       17,702       4,749           133,235        1,033,067      333,504      1,688,787        441,739
   (1,701)        (233)          --                --          (9,171)      (3,592)             --             --
        --           --          --                --               --           --             --        (4,295)
   (3,238)      (5,097)          --                --        (226,034)    (184,658)      (238,426)      (196,658)
   (4,939)      (5,330)          --                --        (235,205)    (188,250)      (238,426)      (200,953)
   428,586      224,385     234,734           941,356        1,280,931    1,412,356      2,617,799      1,556,825
     4,805        5,387          --                --          229,864      184,420        233,638        196,626
 (130,262)    (115,687)    (43,901)         (127,740)        (514,925)    (811,950)    (1,067,730)    (1,597,209)
   303,129      114,085     190,833           813,616          995,870      784,826      1,783,707        156,242
   428,487      126,457     195,582           946,851        1,793,732      930,080      3,234,068        397,028
   200,782       74,325          --                --        2,819,079    1,888,999      2,368,077      1,971,049
$  629,269   $  200,782    $195,582        $  946,851       $4,612,811   $2,819,079   $  5,602,145   $  2,368,077
$  478,936   $  175,807    $190,833        $  813,616       $3,098,607   $2,102,737   $  3,427,962   $  1,644,255
       730          474       (220)               289            4,571        5,513        (4,700)             --
    18,930        3,236     (1,160)           (2,775)          141,516      219,309        647,695        234,405
   130,673       21,265       6,129           135,721        1,368,117      491,520      1,531,188        489,417
$  629,269   $  200,782    $195,582        $  946,851       $4,612,811   $2,819,079   $  5,602,145   $  2,368,077
    22,328       15,102      23,315            79,195           41,736       54,594         94,211         80,428
       253          408          --                --            7,968        8,105          9,764         12,167
    22,581       15,510      23,315            79,195           49,704       62,699        103,975         92,595
   (6,548)      (7,952)     (4,307)          (10,435)         (16,880)     (31,457)       (39,609)       (84,267)
    16,033        7,558      19,008            68,760           32,824       31,242         64,366          8,328
    12,875        5,317          --                --          106,584       75,342        114,002        105,674
    28,908       12,875      19,008            68,760          139,408      106,584        178,368        114,002
$  409,975   $  228,057    $299,056        $  724,542       $1,659,592   $2,442,458   $  3,506,099   $  2,114,889
   101,620      128,268     116,922            69,214          819,498    2,149,033      1,972,260      2,337,255
        --           --          --                --               --           --             --             --
        --           --          --                --               --           --             --             --

                                        Janus Equity Funds / April 30, 1999   67


                                                               Janus                       Janus
For the six months ended April 30, 1999, (unaudited)          Olympus                    Overseas
and for the fiscal year ended October 31                       Fund                        Fund
(all numbers in thousands)                               1999         1998          1999           1998
-----------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)                        $      416   $  (1,635)   $    (1,042)   $     22,744
  Net realized gain/(loss) from investment
    transactions                                         147,475      (4,017)         10,241      (174,093)
  Change in unrealized net
    appreciation/(depreciation) of investments           480,120      150,137        756,718        200,570
Net Increase in Net Assets Resulting from Operations     628,011      144,485        765,917         49,221
Dividends and Distributions to Shareholders:
    Net investment income*                                    --           --       (19,978)       (16,883)
    Dividends (in excess of net investment income)*           --      (1,358)             --             --
    Net realized gain from investment transactions*           --     (24,652)             --       (89,374)
Net Decrease from Dividends and Distributions                 --     (26,010)       (19,978)      (106,257)
Capital Share Transactions:
  Shares sold                                          1,375,289      663,265      1,595,431      4,151,239
  Reinvested dividends and distributions                      --       25,635         19,035        103,249
  Shares repurchased                                   (494,583)     (475,532    (1,738,175)    (3,513,551)
Net Increase/(Decrease) from Capital Share
  Transactions                                           880,706      213,368      (123,709)        740,937
Net Increase/(Decrease) in Net Assets                  1,508,717      331,843        622,230        683,901
Net Assets:
  Beginning of period                                    947,494      615,651      3,889,098      3,205,197
  End of period                                       $2,456,211   $  947,494   $  4,511,328   $  3,889,098
Net Assets Consist of:
  Capital (par value and paid-in surplus)*            $1,566,139   $  685,433   $  3,424,933   $  3,548,643
  Undistributed net investment income/(loss)*                416           --        (1,061)         19,959
  Undistributed net realized gain/(loss) from
    investments*                                         142,214      (5,261)      (165,210)      (175,453)
  Unrealized appreciation/(depreciation) of
    investments                                          747,442      267,322      1,252,666        495,949
Total Net Assets                                      $2,456,211   $  947,494   $  4,511,328   $  3,889,098
Transactions in Fund Shares:
  Shares sold                                             44,504       32,029         78,704        220,566
  Reinvested distributions                                    --        1,491            954          5,955
Total                                                     44,504       33,520         79,658        226,521
  Shares repurchased                                    (16,570)     (23,295)       (85,402)      (188,605)
  Net increase/(decrease)                                 27,934       10,225        (5,744)         37,916
  Shares outstanding beginning of period                  43,666       33,441        216,615        178,699
Shares outstanding end of period                          71,600       43,666        210,871        216,615
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                           $1,511,792   $  915,583   $  2,205,717   $  4,221,837
    Proceeds from sales of securities                    687,317      881,598      1,893,353      3,834,004
    Purchases of long-term U. S. government
      obligations                                             --       47,700             --             --
    Proceeds from sales of long-term U. S.
      government obligations                              47,725           --             --             --

                                                               Janus
                                                              Special
For the six months ended April 30, 1999, (unaudited)        Situations
and for the fiscal year ended October 31                       Fund
(all numbers in thousands)                               1999         1998
----------------------------------------------------  -----------------------
Operations:
  Net investment income (loss)                        $  (3,340)   $  (3,487)
  Net realized gain/(loss) from investment
    transactions                                         147,134      (2,070)
  Change in unrealized net
    appreciation/(depreciation) of investments           157,894        9,074
Net Increase in Net Assets Resulting from Operations     301,688        3,517
Dividends and Distributions to Shareholders:
    Net investment income*                                    --           --
    Dividends (in excess of net investment income)*           --           --
    Net realized gain from investment transactions*      (2,186)     (17,012)
Net Decrease from Dividends and Distributions            (2,186)     (17,012)
Capital Share Transactions:
  Shares sold                                            241,012      904,751
  Reinvested dividends and distributions                   2,143       16,542
  Shares repurchased                                   (334,148)    (455,258)
Net Increase/(Decrease) from Capital Share
  Transactions                                          (90,993)      466,035
Net Increase/(Decrease) in Net Assets                    208,509      452,540
Net Assets:
  Beginning of period                                    786,317      333,777
  End of period                                       $  994,826   $  786,317
Net Assets Consist of:
  Capital (par value and paid-in surplus)*            $  654,053   $  745,046
  Undistributed net investment income/(loss)*            (3,340)           --
  Undistributed net realized gain/(loss) from
    investments*                                         143,845      (1,103)
  Unrealized appreciation/(depreciation) of
    investments                                          200,268       42,374
Total Net Assets                                      $  994,826   $  786,317
Transactions in Fund Shares:
  Shares sold                                             13,220       59,478
  Reinvested distributions                                   127        1,221
Total                                                     13,347       60,699
  Shares repurchased                                    (18,834)     (30,431)
  Net increase/(decrease)                                (5,487)       30,268
  Shares outstanding beginning of period                  53,972       23,704
Shares outstanding end of period                          48,485       53,972
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                           $  570,460   $1,255,119
    Proceeds from sales of securities                    659,237      810,438
    Purchases of long-term U. S. government
      obligations                                             --           --
    Proceeds from sales of long-term U. S.
      government obligations                                  --           --

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

 68  Janus Equity Funds / April 30, 1999

          Janus                      Janus                      Janus
         Twenty                     Venture                   Worldwide
          Fund                       Fund                       Fund
   1999          1998          1999         1998         1999          1998
-------------------------------------------------------------------------------
$    35,813   $    31,052   $  (2,844)   $  (3,380)   $     4,467   $    61,934
    486,178        84,283      234,790       88,939        94,174     (331,717)
  6,106,580     2,427,694      229,207     (64,755)     3,380,203     1,260,143
  6,628,571     2,543,029      461,153       20,804     3,478,844       990,360
   (40,224)      (16,587)           --         (52)      (61,988)      (50,801)
         --            --           --      (1,458)            --            --
   (86,763)     (752,195)     (89,623)    (193,117)            --     (676,334)
  (126,987)     (768,782)     (89,623)    (194,627)      (61,988)     (727,135)
 11,305,485     5,456,699       86,491      172,993     5,612,431     8,757,202
    124,417       754,471       86,300      188,622        60,058       706,814
(2,918,847)   (2,601,617)    (182,926)    (404,265)   (3,873,932)   (6,153,476)
  8,511,055     3,609,553     (10,135)     (42,650)     1,798,557     3,310,540
 15,012,639     5,383,800      361,395    (216,473)     5,215,413     3,573,765
 11,254,870     5,871,070    1,035,868    1,252,341    13,931,990    10,358,225
$26,267,509   $11,254,870   $1,397,263   $1,035,868   $19,147,403   $13,931,990
$16,071,200   $ 7,560,146   $  710,550   $  720,685   $13,501,040   $11,702,483
     26,624        31,035      (2,844)           --         4,447        61,968
    485,953        86,537      234,456       89,289     (265,526)     (359,700)
  9,683,732     3,577,152      455,101      225,894     5,907,442     2,527,239
$26,267,509   $11,254,870   $1,397,263   $1,035,868   $19,147,403   $13,931,990
    197,016       137,366        1,462        3,296       116,168       204,904
      2,310        24,760        1,551        3,904         1,276        18,812
    199,326       162,126        3,013        7,200       117,444       223,716
   (51,839)      (67,253)      (3,139)      (7,687)      (80,234)     (146,793)
    147,487        94,873        (126)        (487)        37,210        76,923
    261,874       167,001       20,797       21,284       335,568       258,645
    409,361       261,874       20,671       20,797       372,778       335,568
$ 6,693,766   $ 5,303,352   $  839,942   $  988,045   $ 6,951,222   $11,468,001
  1,519,589     3,789,475      866,263    1,284,642     4,142,197    10,368,469
    337,784       388,670           --           --            --            --
         --       188,367           --           --            --            --


                                        Janus Equity Funds / April 30, 1999   69

Financial Highlights

For a share outstanding during the
six months ended April 30, 1999 (unaudited) or                                   Janus Fund
through each fiscal year ended October 31               1999          1998          1997          1996          1995         1994
Net Asset Value, Beginning of Period                  $27.97        $29.36        $26.65        $23.37        $19.62       $20.81
Income from Investment Operations:
  Net investment income                                (.04)         (.02)           .15           .31           .16          .17
  Net gains/(losses) on securities (both
    realized and unrealized)                           10.81          3.70          5.69          4.23          3.99        (.03)
Total from Investment Operations                       10.77          3.68          5.84          4.54          4.15          .14
Less Distributions:
  Dividends (from net investment income)                  --         (.23)         (.21)         (.13)         (.01)        (.39)
  Dividends (in excess of net investment
    income)                                               --            --            --            --            --           --
  Distributions (from capital gains)                   (.82)        (4.84)        (2.92)        (1.13)         (.39)        (.94)
Total Distributions                                    (.82)        (5.07)        (3.13)        (1.26)         (.40)       (1.33)
Net Asset Value, End of Period                        $37.92        $27.97        $29.36        $26.65        $23.37       $19.62
Total Return*                                         38.94%        15.12%        24.18%        20.31%        21.62%        0.75%
Net Assets, End of Period (in thousands)         $29,979,324   $20,721,262   $19,029,334   $15,313,180   $11,962,970   $9,647,245
Average Net Assets for the Period (in
  thousands)                                     $26,130,740   $20,777,322   $17,515,216   $13,753,157   $10,559,806   $9,338,807
Ratio of Gross Expenses to Average Net
  Assets**(1)                                          0.85%         0.87%         0.87%         0.86%         0.87%           NA
Ratio of Net Expenses to Average Net
  Assets**(l)                                          0.84%         0.86%         0.86%         0.85%         0.86%        0.91%
Ratio of Net Investment Income to Average Net
  Assets**                                           (0.21)%            --         0.85%         0.91%         1.25%        1.12%
Portfolio Turnover Rate**                                80%           70%          132%          104%          118%         139%

For a share outstanding during the
six months ended April 30, 1999 (unaudited) or                                 Janus Balanced Fund
through each fiscal year ended October 31                   1999         1998         1997         1996         1995        1994
Net Asset Value, Beginning of Period                      $17.22       $16.73       $15.20       $13.72       $12.17      $12.23
Income from Investment Operations:
  Net investment income                                      .20          .33          .36          .33          .61         .27
  Net gains/(losses) on securities (both realized
    and unrealized)                                         4.35         2.00         2.88         2.22         1.52       (.09)
Total from Investment Operations                            4.55         2.33         3.24         2.55         2.13         .18
Less Distributions:
  Dividends (from net investment income)                   (.22)        (.35)        (.36)        (.26)        (.58)       (.24)
  Dividends (in excess of net investment income)              --           --           --           --           --          --
  Distributions (from capital gains)                       (.11)       (1.49)       (1.35)        (.81)           --          --
Total Distributions                                        (.33)       (1.84)       (1.71)       (1.07)        (.58)       (.24)
Net Asset Value, End of Period                            $21.44       $17.22       $16.73       $15.20       $13.72      $12.17
Total Return*                                             26.66%       15.48%       23.38%       19.39%       18.26%       1.51%
Net Assets, End of Period (in thousands)              $2,150,146     $830,049     $360,159     $207,044     $124,545     $93,546
Average Net Assets for the Period (in thousands)      $1,399,795     $536,524     $283,220     $158,607     $107,259     $86,361
Ratio of Gross Expenses to Average Net Assets**(1)         0.94%        1.03%        1.12%        1.23%        1.35%          NA
Ratio of Net Expenses to Average Net Assets**(1)           0.92%        1.01%        1.10%        1.21%        1.32%       1.42%
Ratio of Net Investment Income to Average Net
  Assets**                                                 2.48%        2.34%        2.63%        2.35%        2.52%       2.28%
Portfolio Turnover Rate**                                    45%          73%         139%         151%         185%        167%

* Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See "Explanation of the Charts and Tables."
NA - Disclosure not applicable to prior year periods.

See Notes to Financial Statements.

 70  Janus Equity Funds / April 30, 1999

For a share outstanding during the
six months ended April 30, 1999 (unaudited) or                                        Janus Enterprise Fund
through each fiscal year ended October 31                           1999       1998       1997       1996       1995       1994
Net Asset Value, Beginning of Period                              $32.33     $30.86     $31.19     $27.14     $24.43     $21.87
Income from Investment Operations:
  Net investment income                                            (.08)         --         --         --        .52      (.06)
  Net gains (losses) on securities (both realized and
    unrealized)                                                    17.34       3.43        .95       5.85       3.09       3.18
Total from Investment Operations                                   17.26       3.43        .95       5.85       3.61       3.12
Less Distributions:
  Dividends (from net investment income)                           (.04)         --         --         --      (.52)      (.02)
  Dividends (in excess of net investment income)                      --         --         --         --         --         --
  Distributions (from capital gains)                              (4.27)     (1.96)     (1.28)     (1.80)      (.38)      (.54)
Total Distributions                                               (4.31)     (1.96)     (1.28)     (1.80)      (.90)      (.56)
Net Asset Value, End of Period                                    $45.28     $32.33     $30.86     $31.19     $27.14     $24.43
Total Return*                                                     57.55%     11.79%      3.31%     22.43%     15.46%     14.56%
Net Assets, End of Period (in thousands)                      $1,099,976   $558,999   $551,828   $732,003   $459,370   $370,028
Average Net Assets for the Period (in thousands)                $774,749   $551,467   $613,784   $596,313   $407,791   $269,595
Ratio of Gross Expenses to Average Net Assets**(1)                 1.02%      1.08%      1.07%      1.14%      1.26%         NA
Ratio of Net Expenses to Average Net Assets**(1)                   0.99%      1.06%      1.04%      1.12%      1.23%      1.25%
Ratio of Net Investment Income to Average Net Assets**           (0.76)%    (0.67)%    (0.61)%    (0.78)%      0.02%    (0.32)%
Portfolio Turnover Rate**                                           154%       134%       111%        93%       194%       193%

For a share outstanding during the
six months ended April 30, 1999 (unaudited) or                                      Janus Equity Income Fund
through each fiscal year ended October 31                         1999               1998              1997           1996(2)
Net Asset Value, Beginning of Period                            $15.59             $13.98            $11.29            $10.00
Income from Investment Operations:
  Net investment income                                            .09                .05               .09               .07
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.34               2.47              3.11              1.25
Total from Investment Operations                                  6.43               2.52              3.20              1.32
Less Distributions:
  Dividends (from net investment income)                         (.10)              (.03)             (.12)             (.03)
  Dividends (in excess of net investment income)                    --                 --                --                --
  Distributions (from capital gains)                             (.15)              (.88)             (.39)                --
Total Distributions                                              (.25)              (.91)             (.51)             (.03)
Net Asset Value, End of Period                                  $21.77             $15.59            $13.98            $11.29
Total Return*                                                   41.53%             19.21%            29.46%            13.20%
Net Assets, End of Period (in thousands)                      $629,269           $200,782           $74,325           $30,429
Average Net Assets for the Period (in thousands)              $415,934           $133,613           $46,054           $21,424
Ratio of Gross Expenses to Average Net Assets**(1)               1.07%              1.21%             1.48%             1.79%
Ratio of Net Expenses to Average Net Assets**(1)                 1.05%              1.18%             1.45%             1.71%
Ratio of Net Investment Income to Average Net Assets**           0.91%              0.41%             0.62%             3.09%
Portfolio Turnover Rate**                                          54%               101%              180%              325%

* Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See "Explanation of the Charts and Tables."
(2) Fiscal period June 29, 1996 (inception) to October 31, 1996.
NA - Disclosure not applicable to prior periods.

See Notes to Financial Statements.

                                        Janus Equity Funds / April 30, 1999   71

For a share outstanding during the
six months ended April 30, 1999 (unaudited) or                Janus Global Life Sciences Fund(2)
through each fiscal year ended October 31                                    1999
Net Asset Value, Beginning of Period                                         $10.00
Income from Investment Operations:
  Net investment income                                                       (.01)
  Net gains (losses) on securities (both realized and
    unrealized)                                                                 .30
Total from Investment Operations                                                .29
Less Distributions:
  Dividends (from net investment income)                                         --
  Dividends (in excess of net investment income)                                 --
  Distributions (from capital gains)                                             --
Total Distributions                                                              --
Net Asset Value, End of Period                                               $10.29
Total Return*                                                                 2.90%
Net Assets, End of Period (in thousands)                                   $195,582
Average Net Assets for the Period (in thousands)                           $151,520
Ratio of Gross Expenses to Average Net Assets**(1)                            1.39%
Ratio of Net Expenses to Average Net Assets**(1)                              1.36%
Ratio of Net Investment Income to Average Net Assets**                      (0.44)%
Portfolio Turnover Rate**                                                      223%

For a share outstanding during the
six months ended April 30, 1999 (unaudited) or                Janus Global Technology Fund(2)
through each fiscal year ended October 31                                  1999
Net Asset Value, Beginning of Period                                       $10.00
Income from Investment Operations:
  Net investment income                                                        --
  Net gains/(losses) on securities (both realized and
    unrealized)                                                              3.77
Total from Investment Operations                                             3.77
Less Distributions:
  Dividends (from net investment income)                                       --
  Dividends (in excess of net investment income)                               --
  Distributions (from capital gains)                                           --
Total Distributions                                                            --
Net Asset Value, End of Period                                             $13.77
Total Return*                                                              37.70%
Net Assets, End of Period (in thousands)                                 $946,851
Average Net Assets for the Period (in thousands)                         $433,059
Ratio of Gross Expenses to Average Net Assets**(1)                          1.13%
Ratio of Net Expenses to Average Net Assets**(1)                            1.11%
Ratio of Net Investment Income to Average Net Assets**                      0.20%
Portfolio Turnover Rate**                                                     58%

* Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See "Explanation of the Charts and Tables."
(2) Period from December 31, 1998 (inception) to April 30, 1999.

See Notes to Financial Statements.

 72  Janus Equity Funds / April 30, 1999

For a share outstanding during the
six months ended April 30, 1999 (unaudited) or                                   Janus Growth and Income Fund
through each fiscal year ended October 31                     1999         1998         1997         1996         1995       1994
Net Asset Value, Beginning of Period                        $26.45       $25.07       $20.05       $18.13       $14.69     $15.24
Income from Investment Operations:
  Net investment income                                        .21          .08          .01          .16          .11        .19
  Net gains (losses) on securities (both realized and
    unrealized)                                               8.53         3.72         6.98         4.01         3.43      (.31)
Total from Investment Operations                              8.74         3.80         6.99         4.17         3.54      (.12)
Less Distributions:
  Dividends (from net investment income)                     (.23)        (.04)        (.11)        (.08)        (.10)      (.10)
  Dividends (in excess of net investment income)                --           --           --           --           --         --
  Distributions (from capital gains)                        (1.87)       (2.38)       (1.86)       (2.17)           --      (.33)
Total Distributions                                         (2.10)       (2.42)       (1.97)       (2.25)        (.10)      (.43)
Net Asset Value, End of Period                              $33.09       $26.45       $25.07       $20.05       $18.13     $14.69
Total Return*                                               34.21%       16.73%       37.78%       25.56%       24.20%    (0.76%)
Net Assets, End of Period (in thousands)                $4,612,811   $2,819,079   $1,888,999   $1,033,183     $582,963   $489,942
Average Net Assets for the Period (in thousands)        $3,730,758   $2,478,899   $1,415,563     $773,343     $498,442   $499,831
Ratio of Gross Expenses to Average Net Assets**(1)           0.93%        0.96%        0.98%        1.05%        1.19%         NA
Ratio of Net Expenses to Average Net Assets**(1)             0.92%        0.94%        0.96%        1.03%        1.17%      1.22%
Ratio of Net Investment Income/(Loss) to Average Net
  Assets**                                                   0.44%        0.33%        0.30%        0.70%        1.11%      1.26%
Portfolio Turnover Rate**                                      50%          95%         127%         153%         195%       123%

For a share outstanding during the
six months ended April 30, 1999 (unaudited) or                                         Janus Mercury Fund
through each fiscal year ended October 31                     1999         1998         1997         1996         1995       1994
Net Asset Value, Beginning of Period                        $20.77       $18.65       $18.20       $17.38       $14.12     $11.70
Income from Investment Operations:
  Net investment income                                      (.03)        (.01)        (.01)          .14          .16        .02
  Net gains (losses) on securities (both realized and
    unrealized)                                              12.68         4.07         2.82         2.74         3.37       2.40
Total from Investment Operations                             12.65         4.06         2.81         2.88         3.53       2.42
Less Distributions:
  Dividends (from net investment income)                        --           --        (.08)           --        (.16)         --
  Dividends (in excess of net investment income)                --        (.04)           --           --           --         --
  Distributions (from capital gains)                        (2.01)       (1.90)       (2.28)       (2.06)        (.11)         --
Total Distributions                                         (2.01)       (1.94)       (2.36)       (2.06)        (.27)         --
Net Asset Value, End of Period                              $31.41       $20.77       $18.65       $18.20       $17.38     $14.12
Total Return*                                               63.94%       24.75%       17.07%       18.18%       25.53%     20.68%
Net Assets, End of Period (in thousands)                $5,602,145   $2,368,077   $1,971,049   $2,002,350   $1,520,768   $596,330
Average Net Assets for the Period (in thousands)        $3,633,613   $2,103,414   $2,045,901   $1,838,593   $1,116,377   $257,726
Ratio of Gross Expenses to Average Net Assets**(1)           0.95%        0.97%        0.98%        1.02%        1.14%         NA
Ratio of Net Expenses to Average Net Assets**(1)             0.93%        0.94%        0.96%        1.00%        1.12%      1.33%
Ratio of Net Investment Income to Average Net Assets**     (0.26)%      (0.33)%        0.21%        0.45%        0.50%      0.25%
Portfolio Turnover Rate**                                     115%         105%         157%         177%         201%       283%

* Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See "Explanation of the Charts and Tables."
NA - Disclosure not applicable to prior periods.

See Notes to Financial Statements.

                                        Janus Equity Funds / April 30, 1999   73

For a share outstanding during the
six months ended April 30, 1999 (unaudited) or                                            Janus Olympus Fund
through each fiscal year ended October 31                         1999               1998               1997            1996(2)
Net Asset Value, Beginning of Period                            $21.70             $18.41             $14.86             $12.00
Income from Investment Operations:
  Net investment income                                             --                 --                .04                .13
  Net gains (losses) on securities (both realized and
    unrealized)                                                  12.60               4.05               3.64               2.73
Total from Investment Operations                                 12.60               4.05               3.68               2.86
Less Distributions:
  Dividends (from net investment income)                            --                 --              (.13)                 --
  Dividends (in excess of net investment income)                    --              (.04)                 --                 --
  Distributions (from capital gains)                                --              (.72)                 --                 --
Total Distributions                                                 --              (.76)              (.13)                 --
Net Asset Value, End of Period                                  $34.30             $21.70             $18.41             $14.86
Total Return*                                                   58.06%             23.10%             24.98%             23.83%
Net Assets, End of Period (in thousands)                    $2,456,211           $947,494           $615,651           $432,375
Average Net Assets for the Period (in thousands)            $1,570,603           $774,434           $517,424           $276,006
Ratio of Gross Expenses to Average Net Assets**(1)               0.96%              1.01%              1.06%              1.17%
Ratio of Net Expenses to Average Net Assets**(1)                 0.94%              0.98%              1.03%              1.15%
Ratio of Net Investment Income to Average Net Assets**           0.05%            (0.21)%              0.26%              1.64%
Portfolio Turnover Rate**                                         107%               123%               244%               303%

For a share outstanding during the
six months ended April 30, 1999 (unaudited) or                                       Janus Overseas Fund
through each fiscal year ended October 31                          1999         1998         1997       1996       1995   1994(3)
Net Asset Value, Beginning of Period                             $17.95       $17.94       $14.81     $11.58     $10.36    $10.00
Income from Investment Operations:
  Net investment income                                           (.10)          .08          .04        .10        .12     (.02)
  Net gains/(losses) on securities (both realized and
    unrealized)                                                    3.54          .54         3.39       3.34       1.10       .38
Total from Investment Operations                                   3.44          .62         3.43       3.44       1.22       .36
Less Distributions:
  Dividends (from net investment income)                             --        (.10)        (.04)      (.11)         --        --
  Dividends (in excess of net investment income)                     --           --           --         --         --        --
  Distributions (from capital gains)                                 --        (.51)        (.26)      (.10)         --        --
Total Distributions                                                  --        (.61)        (.30)      (.21)         --        --
Net Asset Value, End of Period                                   $21.39       $17.95       $17.94     $14.81     $11.58    $10.36
Total Return*                                                    19.72%        3.55%       23.56%     30.19%     11.78%     3.60%
Net Assets, End of Period (in thousands)                     $4,511,328   $3,889,098   $3,205,197   $772,630   $110,866   $64,065
Average Net Assets for the Period (in thousands)             $4,324,947   $3,948,710   $2,093,370   $335,098    $77,668   $36,645
Ratio of Gross Expenses to Average Net Assets**(1)                0.94%        0.96%        1.03%      1.26%      1.76%        NA
Ratio of Net Expenses to Average Net Assets**(1)                  0.93%        0.94%        1.01%      1.23%      1.73%     2.16%
Ratio of Net Investment Income to Average Net Assets**          (0.05)%        0.58%        0.81%      0.73%      0.36%   (0.64)%
Portfolio Turnover Rate**                                           94%         105%          72%        71%       188%      181%

* Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.
(1) See "Explanation of the Charts and Tables."
(2) Fiscal period from December 29, 1995 (inception) to October 31, 1996.
(3) Fiscal period from May 2, 1994 (inception) to October 31, 1994.
NA - Disclosure not applicable to prior periods.

See Notes to Financial Statements.

 74  Janus Equity Funds / April 30, 1999

For a share outstanding during the
six months ended April 30, 1999 (unaudited) or                               Janus Special Situations Fund
through each fiscal year ended October 31                  1999                            1998                         1997(2)
Net Asset Value, Beginning of Period                     $14.57                          $14.08                          $10.00
Income from Investment Operations:
  Net investment income                                   (.07)                              --                              --
  Net gains or (losses) on securities (both realized
    and unrealized)                                        6.06                            1.15                            4.08
Total from Investment Operations                           5.99                            1.15                            4.08
Less Distributions:
  Dividends (from net investment income)                     --                              --                              --
  Dividends (in excess of net investment income)             --                              --                              --
  Distributions (from capital gains)                      (.04)                           (.66)                              --
Total Distributions                                       (.04)                           (.66)                              --
Net Asset Value, End of Period                           $20.52                          $14.57                          $14.08
Total Return*                                            41.19%                           8.49%                          40.80%
Net Assets, End of Period (in thousands)               $994,826                        $786,317                        $333,777
Average Net Assets for the Period (in thousands)       $878,163                        $716,123                        $168,215
Ratio of Gross Expenses to Average Net Assets**(1)        1.02%                           1.08%                           1.20%
Ratio of Net Expenses to Average Net Assets**(1)          0.99%                           1.05%                           1.18%
Ratio of Net Investment Income/(Loss) to Average Net
  Assets**                                              (0.77)%                         (0.49)%                         (0.08)%
Portfolio Turnover Rate**                                  131%                            117%                            146%

For a share outstanding during the
six months ended April 30, 1999 (unaudited) or                                        Janus Twenty Fund
through each fiscal year ended October 31                  1999          1998         1997         1996         1995         1994
Net Asset Value, Beginning of Period                     $42.98        $35.16       $31.90       $30.12       $24.24       $25.85
Income from Investment Operations:
  Net investment income/(loss)                              .08           .12        (.09)          .37          .01          .16
  Net gains or (losses) on securities (both
    realized and unrealized)                              21.55         12.26         8.85         6.68         5.94       (1.07)
Total from Investment Operations                          21.63         12.38         8.76         7.05         5.95        (.91)
Less Distributions:
  Dividends (from net investment income)                  (.14)         (.10)        (.18)           --        (.07)        (.25)
  Dividends (in excess of net investment income)             --            --           --           --           --           --
  Distributions (from capital gains)                      (.30)        (4.46)       (5.32)       (5.27)           --        (.45)
Total Distributions                                       (.44)        (4.56)       (5.50)       (5.27)        (.07)        (.70)
Net Asset Value, End of Period                           $64.17        $42.98       $35.16       $31.90       $30.12       $24.24
Total Return*                                            50.52%        40.58%       31.65%       27.59%       24.67%      (3.52)%
Net Assets, End of Period (in thousands)            $26,267,509   $11,254,870   $5,871,070   $3,937,444   $2,995,751   $2,742,812
Average Net Assets for the Period (in thousands)    $18,455,056    $8,025,121   $4,989,616   $3,385,561   $2,716,278   $3,051,194
Ratio of Gross Expenses to Average Net Assets**(1)        0.89%         0.91%        0.93%        0.93%        1.00%           NA
Ratio of Net Expenses to Average Net Assets**(1)          0.88%         0.90%        0.91%        0.92%        0.99%        1.02%
Ratio of Net Investment Income/(Loss) to Average
  Net Assets**                                            0.39%         0.39%        0.33%        0.67%        0.62%        0.57%
Portfolio Turnover Rate**                                   19%           54%         123%         137%         147%         102%

* Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.
(1) See "Explanation of the Charts and Tables."
(2) Fiscal period from December 31, 1996 (inception) to October 31, 1997. NA - Disclosure not applicable to prior periods.

See Notes to Financial Statements.

                                        Janus Equity Funds / April 30, 1999   75

For a share outstanding during the
six months ended April 30, 1999 (unaudited) or                                       Janus Venture Fund
through each fiscal year ended October 31                 1999          1998          1997         1996         1995         1994
Net Asset Value, Beginning of Period                $    49.81    $    58.84    $    57.16   $    59.53   $    52.86   $    53.25
Income from Investment Operations:
  Net investment income                                  (.14)         (.09)           .16           --          .05          .11
  Net gains (losses) on securities
    (both realized and unrealized)                       22.34          0.43          6.80         5.09         9.49         4.40
Total from Investment Operations                         22.20          0.34          6.96         5.09         9.54         4.51
Less Distributions:
  Dividends (from net investment income)                    --            --            --        (.01)        (.03)        (.53)
  Dividends (in excess of net investment income)            --         (.07)            --           --           --           --
  Distributions (from capital gains)                    (4.41)        (9.30)        (5.28)       (7.45)       (2.84)       (4.37)
Total Distributions                                     (4.41)        (9.37)        (5.28)       (7.46)       (2.87)       (4.90)
Net Asset Value, End of Period                          $67.60        $49.81        $58.84       $57.16       $59.53       $52.86
Total Return*                                           46.47%         1.07%        13.38%        9.28%       19.24%        9.23%
Net Assets, End of Period (in thousands)            $1,397,263    $1,035,868    $1,252,341   $1,741,316   $1,753,201   $1,550,476
Average Net Assets for the Period (in thousands)    $1,212,535    $1,174,220    $1,379,145   $1,822,801   $1,612,514   $1,562,521
Ratio of Gross Expenses to Average Net Assets**(1)       0.94%         0.94%         0.94%        0.89%        0.92%           NA
Ratio of Net Expenses to Average Net Assets**(1)         0.92%         0.93%         0.92%        0.88%        0.91%        0.96%
Ratio of Net Investment Income to Average Net
  Assets**                                             (0.47)%       (0.29)%         0.11%      (0.33)%        0.29%        0.27%
Portfolio Turnover Rate**                                 151%           90%          146%         136%         113%         114%

For a share outstanding during the
six months ended April 30, 1999 (unaudited) or                                      Janus Worldwide Fund
through each fiscal year ended October 31                 1999          1998          1997         1996         1995         1994
Net Asset Value, Beginning of Period               $     41.52   $     40.05   $     34.60   $    27.65   $    27.00   $    24.16
Income from Investment Operations:
  Net investment income                                    .01          1.26         (.08)          .49          .81          .15
  Net gains (losses) on securities
    (both realized and unrealized)                       10.01          3.01          7.73         7.79         1.39         3.34
Total from Investment Operations                         10.02          4.27          7.65         8.28         2.20         3.49
Less Distributions:
  Dividends (from net investment income)                 (.18)        (1.35)         (.15)        (.26)        (.54)        (.27)
  Dividends (in excess of net investment income)            --            --            --           --           --           --
  Distributions (from capital gains)                        --        (1.45)        (2.05)       (1.07)       (1.01)        (.38)
Total Distributions                                      (.18)        (2.80)        (2.20)       (1.33)       (1.55)        (.65)
Net Asset Value, End of Period                          $51.36        $41.52        $40.05       $34.60       $27.65       $27.00
Total Return*                                           24.17%        11.40%        23.34%       31.00%        8.89%       14.76%
Net Assets, End of Period (in thousands)           $19,147,403   $13,931,990   $10,358,225   $4,467,185   $1,804,354   $1,587,120
Average Net Assets for the Period (in thousands)   $16,880,334   $13,078,350    $7,783,669   $2,953,495   $1,622,142   $1,244,194
Ratio of Gross Expenses to Average Net
  Assets**(1)                                            0.90%         0.92%         0.97%        1.02%        1.24%           NA
Ratio of Net Expenses to Average Net Assets**(1)         0.89%         0.90%         0.95%        1.01%        1.23%        1.12%
Ratio of Net Investment Income to Average Net
  Assets**                                               0.05%         0.47%         0.65%        0.73%        0.99%        0.42%
Portfolio Turnover Rate**                                  54%           86%           79%          80%         142%         158%

* Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See "Explanation of the Charts and Tables."
NA - Disclosure not applicable to prior periods.

See Notes to Financial Statements.

 76  Janus Equity Funds / April 30, 1999

                                              Notes to Schedules of Investments

EUR Euro

GBP British Pound

*Non-income-producing security

**A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

(+)Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

#The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 1999:

                                    Purchases                      Sales                Realized       Dividend     Market Value
                              Shares         Cost         Shares          Cost         Gain/(Loss)      Income       at 4/30/99
---------------------------------------------------------------------------------------------------------------------------------
Janus Fund
Adelphia Communications
 Corp. - Class A             2,387,160   $124,989,388           --               --              --           --   $  162,923,670
Cadence Design Systems,
 Inc.                               --             --   19,355,625   $  477,538,412   $  31,315,100           --               --
Chancellor Media Corp.              --             --    8,455,000      267,797,306      37,602,496           --               --
Comcast Corp. - Special
 Class A                     1,440,000     45,961,924           --               --              --   $1,055,923    1,539,012,144
Cytec Industries, Inc.              --             --      456,930       20,477,025    (11,196,965)           --       84,282,920
Federal-Mogul Corp.             27,000      1,040,548      397,610       24,925,753     (5,039,467)       22,128      180,107,972
Infinity Broadcasting
 Corp. - Class A             9,141,225    208,035,129      243,400        5,846,273          54,467           --      246,358,530
Linear Technology Corp.(1)          --             --      130,000        5,233,014         624,081    1,146,457      865,946,331
Maxim Integrated Products,
 Inc.                          200,000      7,110,240           --               --              --           --      697,586,400
Meredith Corp.                      --             --    1,607,200       62,414,779     (7,727,597)      482,826       75,748,865
Robert Half International,
 Inc.                          771,500     29,082,823    3,741,180      146,105,977    (54,151,077)           --       21,213,367
Univision Communications,
 Inc. - Class A                922,785     36,325,500           --               --              --           --      297,516,508
---------------------------------------------------------------------------------------------------------------------------------
                                         $452,545,552                $1,010,338,539   $ (8,518,962)   $2,707,334   $4,170,696,707
---------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund
EduTrek International, Inc.    400,000   $  2,467,575      600,000   $    3,842,575   $      57,425           --               --
---------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund
Ocean Rig A.S.A.                    --             --   18,533,941   $   24,702,588   $(20,074,556)           --               --
---------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund
British Telecommunications
 PLC                         1,991,056   $ 33,873,268           --               --              --           --   $   33,468,544
Le Groupe Videotron Itee     3,293,697     53,498,113           --               --              --   $   32,583       67,397,994
---------------------------------------------------------------------------------------------------------------------------------
                                         $ 87,371,381                            --              --   $   32,583   $  100,866,538
---------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations
 Fund
Bally Total Fitness Holding
 Corp.                          75,000   $  1,657,263       30,000   $      232,948   $     457,041           --   $   47,108,050
Exide Corp.                  2,030,635     33,951,435           --               --              --   $   55,370       25,256,023
Magnum Hunter Resources,
 Inc.                               --             --      100,000          600,000       (336,877)           --        5,269,177
SBS Broadcasting S.A.           42,500      1,315,626           --               --              --           --       42,446,250
---------------------------------------------------------------------------------------------------------------------------------
                                         $ 36,924,324                $      832,948   $     120,164   $   55,370   $  120,079,500
---------------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for 2 for 1 stock split 2/22/99

                                        Janus Equity Funds / April 30, 1999   77

                                          Purchases                    Sales               Realized      Dividend    Market Value
                                    Shares         Cost         Shares        Cost       Gain/(Loss)      Income      at 4/30/99
---------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund
Excite, Inc.                       3,236,785   $337,868,537           --            --             --           --   $472,570,610
---------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund
EduTrek International, Inc.          600,000   $  3,900,000           --            --             --           --   $  3,075,000
Engineering Animation, Inc.           94,230      4,888,492      169,230   $ 8,955,387   $(5,721,258)           --      7,437,500
Enzon, Inc.                        1,952,500     20,207,543           --            --             --           --     25,382,500
Globix Corp.                         774,685     19,322,329           --            --             --           --     36,313,358
pcOrder.com, Inc. - Class A          201,370      8,914,899           --            --             --           --     12,447,183
School Specialty, Inc.               564,900     10,645,945           --            --             --           --     18,097,728
---------------------------------------------------------------------------------------------------------------------------------
                                               $ 67,879,208                $ 8,955,387   $(5,721,258)           --   $102,753,269
---------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund
Assa Abloy A.B. - Class B            218,191   $  9,548,509      119,574   $ 3,808,126   $  1,152,407           --   $208,268,240
British Telecommunications PLC     8,417,455    143,202,821           --            --             --           --    141,492,738
Cellular Communications
 International, Inc.                      --             --      894,952    44,992,145     14,256,982           --             --
Securitas A.B. - Class B                  --             --           --            --             --   $1,622,074    235,002,286
---------------------------------------------------------------------------------------------------------------------------------
                                               $152,751,330                $48,800,271   $ 15,409,389   $1,622,074   $584,763,264
---------------------------------------------------------------------------------------------------------------------------------

 78  Janus Equity Funds / April 30, 1999

                                                  Notes to Financial Statements

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Fourteen series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is diversified as defined in the 1940 Act, with the exception of Janus Enterprise, Janus Olympus, Janus Special Situations and Janus Twenty Funds, which are nondiversified.

Janus Global Life Sciences Fund and Janus Global Technology Fund began operations on December 31, 1998. Organization costs were borne by Janus Capital Corp. (Janus Capital).

The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith by the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

                                        Janus Equity Funds / April 30, 1999   79

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for Janus Balanced, Janus Equity Income and Janus Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining eleven Equity Funds generally declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Funds spells out the fees that the Funds must pay for the period ended April 30, 1999. Each of the Funds was subject to the following schedule:

                       Average
                       Daily Net            Annual Rate
Fee Schedule           Assets of Fund      Percentage(%)
--------------------------------------------------------
Equity Funds           First $300               .75
                       million                  .70
                       Next $200 million        .65
                       Over $500 million
--------------------------------------------------------

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account (excluding Janus, Janus Venture and Janus Overseas Funds) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the year or period ended April 30, 1999, are noted below.

                                              DST Securities, Inc.                   Fund
                                                  Commissions                      Expense
                                                     Paid*                        Reduction*                 DST Fees
----------------------------------------------------------------------------------------------------------------------
Janus Fund                                          $264,233                       $198,175                 $1,505,519
Janus Balanced Fund                                    3,274                          2,456                     96,874
Janus Enterprise Fund                                     --                             --                     98,807
Janus Equity Income Fund                                  --                             --                     43,620
Janus Global Life Sciences Fund                           --                             --                     23,133
Janus Global Technology Fund                              --                             --                     36,677
Janus Growth and Income Fund                          12,732                          9,549                    342,302
Janus Mercury Fund                                    53,103                         39,827                    317,477
Janus Olympus Fund                                     6,177                          4,633                    138,003
Janus Overseas Fund                                    5,354                          4,015                    222,051
Janus Special Situations Fund                          6,688                          5,016                    163,066
Janus Twenty Fund                                     17,977                         13,483                    905,123
Janus Venture Fund                                        --                             --                    198,674
Janus Worldwide Fund                                 195,571                        146,678                    761,506
----------------------------------------------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

 80  Janus Equity Funds / April 30, 1999

3. FEDERAL INCOME TAX

The Funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Net capital loss carryovers noted below as of October 31, 1998 are available to offset future realized capital gains and thereby reduce further taxable gains distributions. These carryovers expire October 31, 2006. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 1999, are as follows:

                                                                                                             Net
                               Net Capital Loss     Federal Tax       Unrealized        Unrealized      Appreciation/
                                  Carryovers           Cost          Appreciation     (Depreciation)   (Depreciation)
----------------------------------------------------------------------------------------------------------------------
Janus Fund                                  --    $18,641,630,992   $11,328,819,326   $(329,318,288)   $10,999,501,038
Janus Balanced Fund                         --      1,831,527,071       341,589,235     (40,000,738)       301,588,497
Janus Enterprise Fund                       --        773,494,772       349,191,729     (21,008,666)       328,183,063
Janus Equity Income Fund                    --        503,473,575       141,484,434     (10,843,437)       130,640,997
Janus Global Life Sciences
  Fund                                      --        183,382,521        14,313,808      (8,956,723)         5,357,085
Janus Global Technology Fund                --        814,341,439       154,536,217     (18,814,489)       135,721,728
Janus Growth and Income Fund                --      3,235,488,683     1,400,234,746     (50,404,693)     1,349,830,053
Janus Mercury Fund                          --      4,121,851,209     1,580,794,623     (69,135,287)     1,511,659,336
Janus Olympus Fund              $  (3,168,252)      1,685,021,088       763,011,801     (26,393,197)       736,618,604
Janus Overseas Fund              (185,573,334)      3,206,180,936     1,260,285,686     (58,640,558)     1,201,645,128
Janus Special Situations Fund               --        798,689,406       237,722,002     (40,700,285)       197,021,717
Janus Twenty Fund                           --     16,405,335,356     9,862,233,069    (178,500,548)     9,683,732,521
Janus Venture Fund                          --        953,779,257       502,317,174     (47,123,598)       455,193,576
Janus Worldwide Fund             (355,430,675)     13,233,973,193     6,015,499,309    (252,913,301)     5,762,586,008
----------------------------------------------------------------------------------------------------------------------

                                        Janus Equity Funds / April 30, 1999   81

Explanations of Charts and Tables

1. PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) to one or more widely used market indexes through April 30, 1999.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

4. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period. The Funds' assets are calculated by adding the value of the securities owned,

 82  Janus Equity Funds / April 30, 1999
the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

Expense ratios prior to any expense offset are part of disclosure requirements imposed in 1996. Years prior to 1995 do not reflect this information.

The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                        Janus Equity Funds / April 30, 1999   83

Year 2000 Discussion (unaudited)

Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Funds with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

 84  Janus Equity Funds / April 30, 1999

                                        Janus Equity Funds / April 30, 1999   85

                                  [JANUS LOGO]

                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                                 1-800-525-3713

           Funds distributed by Janus Distributors, Inc. Member NASD.

[RECYCLED PAPER LOGO]